UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1027

Name of Registrant:	Vanguard World Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	August 31

Date of reporting period:	September 1, 2006 - February 28, 2007

Item 1:	Reports to Shareholders

Vanguard® U.S. Growth Fund

> Semiannual Report

February 28, 2007

>  Vanguard U.S. Growth Fund’s Investor Shares returned 7.5% (Admiral Shares, 7.7%) for the fiscal half-year ended February 28, 2007.

>  The fund’s return came up short versus the return of the benchmark Russell 1000 Growth Index, the average return of peer funds, and the return for the broad U.S. equity market.

>  The fund’s financials holdings gave a boost to its return. On the negative side, the fund’s health care and consumer staples holdings muffled its performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	21
Trustees Approve Advisory Agreements	23
Glossary	24

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended February 28, 2007
Total
Returns
Vanguard U.S. Growth Fund
Investor Shares	7.5%
Admiral™ Shares[1]	7.7
Russell 1000 Growth Index	9.5
Average Large-Cap Growth Fund[2]	8.3
Dow Jones Wilshire 5000 Index	10.2

Your Fund’s Performance at a Glance
August 31, 2006–February 28, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard U.S. Growth Fund
Investor Shares	$17.06	$18.26	$0.087	$0.000
Admiral Shares	44.24	47.30	0.343	0.000

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard U.S. Growth Fund’s Investor Shares posted a solid 7.5% return for the fiscal six months ended February 28, 2007. (The fund’s Admiral Shares returned 7.7%.) Although your fund’s return was respectable on an absolute basis, it lagged the returns of growth stocks and its peer group more generally. Strong showings by the fund’s financial stocks were offset by less-rewarding performances from health care and consumer-oriented companies.

Steady climb in U.S. stocks was interrupted late in February

U.S. stocks climbed at such a healthy pace during the six months ended February 28 that they produced robust gains despite a sharp pullback at the end. Strong profit growth, solid consumer spending, and restrained inflation buoyed returns for most of the period. The last few days of February saw a sudden reversal in the market, as investors reacted to turmoil in Chinese markets, signs of slower growth in gross domestic product, and news that manufacturing orders fell steeply in January.

Barely more than a percentage point separated six-month gains for large-capitalization and small-cap stocks. Across market capitalizations, the performance of growth-oriented stocks trailed that of value-oriented stocks. International and emerging markets continued to hold an edge over returns in U.S. markets. Returns for U.S. investors were boosted by a weakened dollar.

2

The Fed held firm on rates, prompting a bond rally

The Federal Reserve Board held its target for the federal funds rate at 5.25% throughout the fiscal period. Treasury bond markets responded with improved prices and declining yields across the maturity spectrum, affirming the Fed’s view that inflation was under control.

The exception to falling yields was at the shortest end of the maturity range, where the yield on 3-month Treasuries increased. The result was a more steeply inverted yield curve. In this environment, longer-term securities outperformed shorter-term issues. Corporate bonds generally outperformed municipal issues.

Some disappointing stock choices led to the fund’s shortfall

The 7.5% return of the U.S. Growth Fund’s Investor Shares for the six months was respectable on an absolute basis, but the fund fell short versus its peer group, its benchmark, and the broad market. The fund’s two advisors, AllianceBernstein L.P. and William Blair & Company, L.L.C., strive to identify blue-chip growth stocks with sustainable earnings growth and reasonable prices, an effort that met with mixed success over the past six months.

The advisors’ respective research efforts have produced a large position in financials stocks, where they have found a number of candidates meeting their selection

Market Barometer
			Total Returns
		Periods Ended February 28, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.7%	12.3%	7.6%
Russell 2000 Index (Small-caps)	10.8	9.9	12.4
Dow Jones Wilshire 5000 Index (Entire market)	10.2	12.4	8.5
MSCI All Country World Index ex USA (International)	12.4	20.4	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	5.5%	5.0%
Lehman Municipal Bond Index	2.9	5.0	5.1
Citigroup 3-Month Treasury Bill Index	2.5	4.9	2.4

CPI
Consumer Price Index	–0.2%	2.4%	2.7%

1  Annualized.

3

criteria. During the half-year, their efforts were generally fruitful, as the fund held a number of strong performers. The largest contribution to return came from investment-banking giant Goldman Sachs Group, which was, on average, the fund’s largest holding over the six months. Legg Mason and Merrill Lynch were among other winners.

Star performers were harder to find, though, among the fund’s health care and information technology stocks, which typically represent the largest share of the fund’s assets. In health care, several of the fund’s managed care and pharmaceuticals holdings dampened results. WellPoint, a top-ten holding, and UnitedHealth Group turned in weak returns, as did generic drugmaker Teva Pharmaceuticals. Although the fund held a number of leading tech performers—including Apple Computer, Google, Infosys Technologies, and Broadcom—missed opportunities such as IBM and Microsoft limited the fund’s overall success among stocks in that sector.

Consumer-oriented stocks proved nettlesome for the fund as well. The fund’s consumer staples holdings—particularly PepsiCo and Walgreen—posted poor results. In the consumer discretionary sector, the fund missed out on strong performances by a number of retailing and media stocks.

For more details about the fund’s positioning and performance during the period, please see the Advisors’ Report, which begins on page 6.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	Large-Cap
	Shares	Shares	Growth Fund
U.S. Growth Fund	0.54%	0.30%	1.43%

1  Fund expense ratios reflect the six months ended February 28, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

A balanced portfolio can counteract market uncertainty

If you’re like some investors, the volatility of the stock market—such as that seen at the end of the reporting period—can make you wonder whether, when, and how you should react. In most cases, the answer is to hold your ground and bear in mind the three basics of successful mutual fund investing: low costs, balance, and diversification.

If you hold a carefully considered mix of stocks, bonds, and cash investments appropriate for your goals and risk tolerance, and aim to keep your investment costs as low as possible, market shakeups should be of little consequence. Inevitably, there will be ups and downs, but resist the urge to react rashly to the changing dynamics of the market. Focus, instead, on the importance of balance in meeting your investment objectives over the long term.

The U.S. Growth Fund—with its unwavering emphasis on high-quality, growth-oriented businesses—can play an important role in the stock portion of such a balanced portfolio, helping move you closer to your long-term goals.

Thank you for your continued confidence in Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

March 13, 2007

5

Advisors’ Report

During the six months ended February 28, 2007, the Investor Shares of Vanguard U.S. Growth Fund returned 7.5%, and the lower-cost Admiral Shares returned 7.7%. This performance reflects the combined results for your fund’s two independent advisors. The use of multiple advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of fund assets each managed, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared discussions of the investment environment and of how their portfolio positioning reflects this assessment.

AllianceBernstein L.P.

Portfolio Manager:

Alan Levi, Senior Vice President

Since the start of 2006, the U.S. economy has developed essentially as anticipated. Following robust (+5.6%) first-quarter growth, subsequent periods saw gross domestic product decelerate to 2.0%–2.6% growth, with core CPI inflation exhibiting similar moderation. Corporate profits, operating margins, and cash flows have, if anything, exceeded expectations.

Although our investment approach focuses primarily on “bottom-up” investment judgments of individual company merit, we have been surprised

Vanguard U.S. Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisors	%	$ Million	Investment Strategy
AllianceBernstein L.P.	68	3,835	Uses a fundamentally based, research-driven approach
			to large-capitalization growth investing. The advisor
			seeks to build a diversified portfolio of successful,
			well-managed companies with sustainable competitive
			advantages and superior prospects for growth not fully
			reflected in relative valuation.
William Blair & Company, L.L.C.	29	1,648	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presences.
Cash Investments[1]	3	163	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

by the continued lagging performance of many relatively consistent growth stocks in this environment. A number of these stocks trade at historically modest relative valuations, despite strong fundamentals.

Health care holdings, in particular, weighed on our portfolio’s relative performance over this period, despite generally impressive and frequently better-than-anticipated fundamental results. Five important holdings were WellPoint, Teva Pharmaceuticals, Alcon, Gilead Sciences, and Genentech—each leaders in their respective markets. The disappointing performance of our health care holdings was partially offset by strength in several important financials positions, especially Goldman Sachs Group and Legg Mason.

Our portfolio’s performance was hurt by several fundamental disappointments, most notably Advanced Micro Devices. However, the incidence and impact of such fundamental disappointments were isolated and not dissimilar to prior periods. What disappointed us more were the poor performances of several companies that continued to exhibit robust growth, often considerably more than expected.

We remain reasonably optimistic about the prospects for moderate growth in the U.S. economy and overall corporate profits. However, the now five-year-old economic expansion has clearly decelerated over recent quarters, exhibiting signs of weakness particularly evident in housing and autos, but also apparent in moderating overall personal consumption expenditures. Valuations of equity markets have also undergone a remarkable compression, often irrespective of the persistent strong earnings growth of a number of leading companies.

With the domestic economic expansion likely to slow to a more sustainable pace, we anticipate a deceleration in the rate of corporate profit growth. Historically, such deceleration has typically resulted in a shift that favors growth stocks as investors become more discriminating and attach increased importance to relative earnings growth and its perceived sustainability. In this context, we expect relative fundamental success—especially in earnings growth and consensus revisions—to become a stronger determinant of relative stock performance than has been the case in recent years.

Accordingly, our focus continues to be on individual company fundamentals, seeking to own a portfolio of solid and successful companies with strong business franchises, sustainable competitive advantages and, we believe, discernibly superior growth prospects.

William Blair & Company, L.L.C.

Portfolio Manager:

John F. Jostrand, CFA, Principal

For the fiscal half-year, domestic equity markets experienced gains across-the-board. After a seven-year drought, growth stocks are showing signs of life. In the smaller-cap indexes, growth outperformed value, while value eked out a lead over growth in the larger indexes. Given the expectations for slower corporate earnings growth and a somewhat benign economic

7

backdrop, we foresee growth assuming a stronger leadership position relative to value-oriented companies.

Consumer-related stocks experienced strong results during the period. This trend was fueled by lower energy prices, along with the Federal Reserve’s pause in its campaign of interest rate increases. Hotel stocks, in particular, enjoyed strong returns during the latter part of 2006, as trends in business travel to urban areas proved beneficial. Marriott International, one of our portfolio holdings, was a big beneficiary of this development, with most of its properties located in major cities. Health care stocks were among the weakest performers of the period. Investors had a relatively dismal view of this sector, which was plagued by reimbursement concerns, regulatory issues, and increasing competitive pressures.

Over the past few years, an intense focus on productivity has affected valuations of growth stocks relative to value stocks. Managements have focused on metrics such as revenue per employee, cost efficiencies, cash flow, and margin expansion, which we interpret as defensive management techniques.

Although the broad corporate emphasis on productivity and cost efficiency has generated high returns on equity (ROE) for both growth- and value-oriented benchmarks, we don’t believe that defensive techniques can produce the sustainable high profitability that is a defining element of growth companies. This sustainability is built on such things as innovation, strong intellectual property, unique products or services, distribution, and high switching costs, which lead to high barriers to entry. Strong business models with high barriers to entry have traditionally produced profit margins and ROE that were above-average for extended time periods.

Indeed, we believe the recent focus on fiscal conservatism can be counterproductive to longer-term growth. Companies that are using cash to fund research-and-development initiatives and capital expenditures to grow their businesses through innovation offer more interesting growth opportunities. In our view, Cisco Systems is a good example of a company that continues to invest in its advanced technologies division, affording the company stronger growth and less cyclicality than many of its competitors in the tech sector.

Price/earnings ratios have compressed significantly over the last few years, resulting in a lack of differentiation between companies with high short-term versus truly sustainable earnings growth rates. Earnings growth rates continue to look healthy for 2007, but will most likely be at much more modest levels than those of the previous three years. Although it sounds paradoxical, growth stocks—particularly high-quality growth stocks—tend to perform well in a slowing economy, as investors will commonly pay a premium for companies that can sustain earnings during this time. We believe that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and will reward stocks with longer, more sustainable earnings trends.

8

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	65	678	4,929
Median Market Cap	$50.5B	$34.8B	$30.2B
Price/Earnings Ratio	22.8x	20.4x	17.2x
Price/Book Ratio	3.8x	4.0x	2.8x
Yield		1.2%	1.7%
Investor Shares	0.5%
Admiral Shares	0.8%
Return on Equity	18.4%	20.1%	17.6%
Earnings Growth Rate	23.8%	19.6%	18.4%
Foreign Holdings	8.8%	0.0%	0.7%
Turnover Rate	49%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.54%[3]
Admiral Shares	0.30%[3]
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	10%	14%	12%
Consumer Staples	6	10	8
Energy	5	4	9
Financials	21	8	23
Health Care	20	18	12
Industrials	9	14	11
Information Technology	26	26	15
Materials	1	3	4
Telecommunication Services	0	1	3
Utilities	0	2	3
Short-Term Reserves	2%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.90	0.84
Beta	1.18	1.24

Ten Largest Holdings[5] (% of total net assets)

Genentech, Inc.	biotechnology	4.3%
Schlumberger Ltd.	oil and gas
	equipment
	and services	3.9
The Goldman	investment banking
Sachs Group, Inc.	and brokerage	3.6
WellPoint Inc.	managed healthcare	3.3
Google Inc.	internet software
	and services	3.3
Legg Mason Inc.	asset management
	and custody banks	3.2
Danaher Corp.	industrial machinery	2.9
Apple Computer, Inc.	computer hardware	2.9
QUALCOMM Inc.	communications
	equipment	2.8
Gilead Sciences, Inc.	biotechnology	2.7
Top Ten		32.9%

Investment Focus

1  Russell 1000 Growth Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 24.

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 1996–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	1/6/1959	1.77%	–0.40%	1.42%
Admiral Shares	8/13/2001	2.03	–0.19	–0.59[2]

1  Six months ended February 28, 2007.

2  Since inception.

Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.9%)[1]
Consumer Discretionary (9.6%)
* Kohl’s Corp.	1,957,524	135,050
* Comcast Corp. Class A	5,140,410	132,211
NIKE, Inc. Class B	724,375	75,675
Johnson Controls, Inc.	616,355	57,814
Staples, Inc.	1,960,270	51,006
Marriott International, Inc.
Class A	892,134	42,742
Lowe’s Cos., Inc.	836,606	27,240
* Coach, Inc.	370,660	17,495
		539,233
Consumer Staples (5.5%)
The Procter & Gamble Co.	2,291,060	145,459
PepsiCo, Inc.	963,720	60,859
Walgreen Co.	1,347,093	60,229
Wal-Mart de Mexico
SA de Cv	696,840	26,950
Whole Foods Market, Inc.	334,400	15,974
		309,471
Energy (4.5%)
Schlumberger Ltd.	3,544,950	222,623
Suncor Energy, Inc.	474,445	33,747
		256,370
Financials (20.2%)
The Goldman Sachs
Group, Inc.	1,001,130	201,828
Legg Mason Inc.	1,751,860	179,986
American International
Group, Inc.	2,071,130	138,973
Charles Schwab Corp.	7,302,835	134,956
JPMorgan Chase & Co.	2,386,760	117,906
Merrill Lynch & Co., Inc.	1,078,818	90,275
The Chicago
Mercantile Exchange	146,595	79,034
State Street Corp.	678,620	44,456
Franklin Resources Corp.	324,060	38,041
Citigroup, Inc.	743,830	37,489
Lehman Brothers

	Holdings, Inc.	503,420	36,901
*^	NYSE Group Inc.	250,760	21,290
*	CB Richard Ellis Group, Inc.	571,335	19,037
			1,140,172
Health Care (20.4%)
*	Genentech, Inc.	2,852,150	240,636
*	WellPoint Inc.	2,362,702	187,575
*	Gilead Sciences, Inc.	2,125,150	152,076
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	4,208,490	149,654
*	Alcon, Inc.	809,320	100,857
	UnitedHealth Group Inc.	1,839,666	96,031
*	Medco Health Solutions, Inc.	939,660	63,530
*	Amgen, Inc.	828,165	53,218
	Merck & Co., Inc.	917,800	40,530
	Medtronic, Inc.	719,086	36,213
	C.R. Bard, Inc.	401,370	32,029
			1,152,349
Industrials (8.4%)
	Danaher Corp.	2,291,881	164,190
	The Boeing Co.	1,385,180	120,885
	General Electric Co.	1,829,850	63,898
	Emerson Electric Co.	1,305,860	56,270
	Rockwell Collins, Inc.	672,490	44,035
	Rockwell Automation, Inc.	373,840	23,212
			472,490

11

			Market
			Value•
		Shares	($000)
Information Technology (26.4%)
	Communications Equipment (5.2%)
	QUALCOMM Inc.	3,940,565	158,726
*	Cisco Systems, Inc.	4,132,648	107,201
*	Corning, Inc.	1,384,155	28,555

	Computers & Peripherals (6.5%)
*	Apple Computer, Inc.	1,906,220	161,285
*	Network Appliance, Inc.	2,172,710	84,019
*	Sun Microsystems, Inc.	13,429,165	82,321
*	EMC Corp.	2,976,940	41,528

	Electronic Equipment & Instruments (0.9%)
	Jabil Circuit, Inc.	1,966,620	52,548

	Internet Software & Services (4.8%)
*	Google Inc.	412,155	185,243
*	Yahoo! Inc.	2,317,925	71,531
*	eBay Inc.	359,000	11,510

	IT Services (3.3%)
	Infosys Technologies
	Ltd. ADR	1,687,870	91,584
	Paychex, Inc.	1,706,106	69,319
*	Alliance Data Systems Corp.	393,960	23,539

	Semiconductors & Semiconductor Equipment (4.1%)
*	Broadcom Corp.	2,994,960	102,098
*	NVIDIA Corp.	2,530,980	78,460
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	4,833,850	53,656

	Software (1.6%)
*	Adobe Systems, Inc.	1,318,495	51,751
	SAP AG ADR	819,400	37,668
			1,492,542
Materials (0.9%)
	Praxair, Inc.	798,510	49,260

Exchange-Traded Fund (0.0%)
[2] Vanguard Growth ETF		3,100	181
Total Common Stocks
(Cost $4,538,309)			5,412,068
Temporary Cash Investments (5.4%)[1]
Money Market Fund (5.0%)
[3] Vanguard Market
Liquidity Fund, 5.282%		265,696,931	265,697
[3] Vanguard Market
Liquidity Fund,
5.282%—Note G		20,688,600	20,689

		286,386

	Face
	Amount
	($000)
U.S. Agency Obligation (0.4%)
[4] Federal National Mortgage Assn.
[5] 5.215%, 4/9/07	20,000	19,889
Total Temporary Cash Investments
(Cost $306,274)		306,275
Total Investments (101.3%)
(Cost $4,844,583)		5,718,343
Other Assets and Liabilities (–1.3%)
Other Assets—Note C		18,786
Liabilities—Note G		(91,348)
		(72,562)
Net Assets (100%)		5,645,781

12

At February 28, 2007, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	11,458,807
Overdistributed Net Investment Income	(12,042)
Accumulated Net Realized Losses	(6,671,959)
Unrealized Appreciation (Depreciation)
Investment Securities	873,760
Futures Contracts	(2,785)
Net Assets	5,645,781

Investor Shares—Net Assets
Applicable to 241,256,601 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,405,404
Net Asset Value Per Share—
Investor Shares	$18.26

Admiral Shares—Net Assets
Applicable to 26,221,200 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,240,377
Net Asset Value Per Share—
Admiral Shares	$47.30

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.7% and 2.6%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $19,889,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

13

Statement of Operations

Six Months Ended
February 28, 2007
($000)
Investment Income
Income
Dividends[1]	20,881
Interest[1]	7,035
Security Lending	1,102
Total Income	29,018
Expenses
Investment Advisory Fees—Note B
Basic Fee	4,401
Performance Adjustment	(179)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	8,592
Management and Administrative—Admiral Shares	844
Marketing and Distribution—Investor Shares	433
Marketing and Distribution—Admiral Shares	115
Custodian Fees	21
Shareholders’ Reports
Investor Shares	36
Admiral Shares	5
Trustees’ Fees and Expenses	5
Total Expenses	14,273
Expenses Paid Indirectly—Note D	(586)
Net Expenses	13,687
Net Investment Income	15,331
Realized Net Gain (Loss)
Investment Securities Sold[1]	194,341
Futures Contracts	15,920
Realized Net Gain (Loss)	210,261
Change in Unrealized Appreciation (Depreciation)
Investment Securities	216,481
Futures Contracts	(6,480)
Change in Unrealized Appreciation (Depreciation)	210,001
Net Increase (Decrease) in Net Assets Resulting from Operations	435,593

1  Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $1,000, $6,486,000, and $0, respectively.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,331	24,196
Realized Net Gain (Loss)	210,261	295,312
Change in Unrealized Appreciation (Depreciation)	210,001	(200,387)
Net Increase (Decrease) in Net Assets Resulting from Operations	435,593	119,121
Distributions
Net Investment Income
Investor Shares	(21,929)	(9,864)
Admiral Shares	(9,238)	(4,703)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Total Distributions	(31,167)	(14,567)
Capital Share Transactions—Note H
Investor Shares	(442,384)	(415,210)
Admiral Shares	(108,086)	242,974
Net Increase (Decrease) from Capital Share Transactions	(550,470)	(172,236)
Total Increase (Decrease)	(146,044)	(67,682)
Net Assets
Beginning of Period	5,791,825	5,859,507
End of Period[1]	5,645,781	5,791,825

1  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($12,042,000) and $3,794,000.

15

Financial Highlights

U.S. Growth Fund Investor Shares

	Six Months
	Ended
For a Share Outstanding	Feb. 28,	Year Ended August 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$17.06	$16.77	$14.39	$14.00	$12.92	$18.00
Investment Operations
Net Investment Income	.042	.059	.040[1]	.028	.040	.031
Net Realized and Unrealized Gain (Loss)
on Investments	1.245	.266	2.385	.409	1.082	(5.075)
Total from Investment Operations	1.287	.325	2.425	.437	1.122	(5.044)
Distributions
Dividends from Net Investment Income	(.087)	(.035)	(.045)	(.047)	(.042)	(.036)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.087)	(.035)	(.045)	(.047)	(.042)	(.036)
Net Asset Value, End of Period	$18.26	$17.06	$16.77	$14.39	$14.00	$12.92

Total Return	7.55%	1.93%	16.86%	3.11%	8.73%	–28.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,405	$4,530	$4,848	$5,503	$5,892	$5,472
Ratio of Total Expenses to
Average Net Assets[2]	0.54%*	0.58%	0.55%	0.53%	0.55%	0.50%
Ratio of Net Investment Income to
Average Net Assets	0.45%*	0.34%	0.30%[1]	0.19%	0.32%	0.20%
Portfolio Turnover Rate	49%*	48%	38%	71%	47%	53%

1  Net investment income per share and the ratio of net investment income to average net assets include $.017 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, (0.02%), (0.03%), (0.02%), and 0.00%

*  Annualized.

16

U.S. Growth Fund Admiral Shares

	Six Months
	Ended
For a Share Outstanding	Feb. 28,	Year Ended August 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$44.24	$43.47	$37.29	$36.28	$33.46	$46.59
Investment Operations
Net Investment Income	.169	.271	.226[1]	.147	.164	.168
Net Realized and Unrealized Gain (Loss)
on Investments	3.234	.677	6.163	1.052	2.811	(13.167)
Total from Investment Operations	3.403	.948	6.389	1.199	2.975	(12.999)
Distributions
Dividends from Net Investment Income	(.343)	(.178)	(.209)	(.189)	(.155)	(.131)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.343)	(.178)	(.209)	(.189)	(.155)	(.131)
Net Asset Value, End of Period	$47.30	$44.24	$43.47	$37.29	$36.28	$33.46

Total Return	7.70%	2.16%	17.16%	3.29%	8.95%	–27.99%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,240	$1,262	$1,012	$824	$1,071	$1,069
Ratio of Total Expenses to
Average Net Assets[2]	0.30%*	0.34%	0.32%	0.32%	0.37%	0.36%
Ratio of Net Investment Income to
Average Net Assets	0.69%*	0.58%	0.53%[1]	0.40%	0.50%	0.37%
Portfolio Turnover Rate	49%*	48%	38%	71%	47%	53%

1  Net investment income per share and the ratio of net investment income to average net assets include $.045 and 0.11%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.02%, (0.02%), (0.03%), (0.02%), and 0.00%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard U.S. Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

18

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. AllianceBernstein L.P. and William Blair & Company, L.L.C., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for AllianceBernstein L.P. is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell 1000 Growth Index. The basic fee for William Blair & Company is subject to quarterly adjustments based on performance since June 1, 2004, relative to the Russell 1000 Growth Index.

The Vanguard Group manages the cash reserves of the portfolio on an at-cost basis.

For the six months ended February 28, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the fund’s average net assets before a decrease of $179,000 (0.01%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $553,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended February 28, 2007, these arrangements reduced the fund’s expenses by $586,000 (an annual rate of 0.02% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $6,877,842,000 to offset future net capital gains of $3,318,368,000 through August 31, 2010, $2,548,333,000 through August 31, 2011, $887,490,000 through August 31, 2012, and $123,651,000 through August 31, 2013. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

19

At February 28, 2007, the cost of investment securities for tax purposes was $4,844,583,000. Net unrealized appreciation of investment securities for tax purposes was $873,760,000, consisting of unrealized gains of $950,357,000 on securities that had risen in value since their purchase and $76,597,000 in unrealized losses on securities that had fallen in value since their purchase.

At February 28, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
E-mini S&P 500 Index	1,030	72,558	(2,520)
S&P 500 Index	164	57,765	(736)
E-mini S&P Mid-Cap 400 Index	335	28,123	418
S&P Mid-Cap 400 Index	6	2,519	53

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended February 28, 2007, the fund purchased $1,376,951,000 of investment securities and sold $1,858,733,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at February 28, 2007, was $20,189,000, for which the fund received cash collateral of $20,689,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	179,841	9,918	766,902	43,413
Issued in Lieu of Cash Distributions	21,402	1,180	9,625	531
Redeemed	(643,627)	(35,437)	(1,191,737)	(67,508)
Net Increase (Decrease)—Investor Shares	(442,384)	(24,339)	(415,210)	(23,564)
Admiral Shares
Issued	86,859	1,844	451,855	9,832
Issued in Lieu of Cash Distributions	8,540	182	4,305	92
Redeemed	(203,485)	(4,327)	(213,186)	(4,675)
Net Increase (Decrease)—Admiral Shares	(108,086)	(2,301)	242,974	5,249

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

2. Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended February 28, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
U.S. Growth Fund	8/31/2006	2/28/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1075.47	$2.78
Admiral Shares	1,000.00	1076.97	1.54
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.12	$2.71
Admiral Shares	1,000.00	1,023.31	1.51

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.54% for Investor Shares and 0.30% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Note that the expenses shown in the table on page 21 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

22

Trustees Approve Advisory Agreements

The board of trustees of Vanguard U.S. Growth Fund has renewed the fund’s investment advisory agreements with AllianceBernstein L.P. and William Blair & Company, L.L.C. The board determined that the retention of these advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

The board approved a change to the process for the quarterly calculations of AllianceBernstein’s and William Blair’s asset-based advisory fees. The calculations will now be based on the average daily net assets of the fund rather than on the average month-end net assets.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of each firm. The board noted that AllianceBernstein, founded in 1971, is among the nation’s leading global investment management firms. The investment team at AllianceBernstein uses a fundamental, research-driven approach to large-cap growth investing. The firm has advised a portion of the fund since 2001.

The board noted that the fund’s other advisor, William Blair, is known for its independence and commitment to value investing. William Blair was founded in 1935 and has advised a portion of the fund since 2004. The board concluded that William Blair continues to employ a sound process. The firm uses an investment process that relies on in-depth fundamental research to identify companies that it believes are of high quality and that have sustainable, above-average growth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in a disciplined fashion, and that while performance results have been disappointing on a long-term basis, the fund has been more competitive versus its benchmark and its average peer fund during the past two calendar years. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider the profitability of AllianceBernstein or William Blair in determining whether to approve the advisory fees, because both firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

23

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

24

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
All comparative mutual fund data are from Lipper Inc.
Hearing-Impaired > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
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To get the report, visit either www.vanguard.com
or www.sec.gov.

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To find out more about this public service, call the SEC
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© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q232 042007

Vanguard® International Growth Fund

> Semiannual Report

February 28, 2007

>  The Investor Shares of Vanguard International Growth Fund returned 10.8% and the lower-cost Admiral Shares returned 10.9% during the fiscal half-year ended February 28, 2007.

>  The fund captured much of the strong return of international stock markets, but lagged the return of its benchmark index and the average result for peers.

>  During the period, the fund benefited from its substantial holdings in Europe as well as its exposure to emerging markets.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	25
Trustees Approve Advisory Agreements	27
Glossary	29

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended February 28, 2007
Total
Returns
Vanguard International Growth Fund
Investor Shares	10.8%
Admiral™ Shares[1]	10.9
MSCI EAFE Index	12.2
Average International Fund[2]	11.5
MSCI All Country World Index ex USA	12.4

Your Fund’s Performance at a Glance

August 31, 2006–February 28, 2007

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Growth Fund
Investor Shares	$23.97	$23.95	$0.530	$2.036
Admiral Shares	76.36	76.23	1.832	6.478

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

Vanguard International Growth Fund returned 10.8% for the fiscal half-year, capturing much of the strong performance in international stock markets. Robust equity returns outside the United States continued during the period, with stocks in Europe leading the way.

Although your fund earned solid returns in volatile emerging markets, particularly in the Pacific region, these holdings dampened its relative result for the period. The fund’s gain was slightly behind the average return for its peer funds and the return of its market benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index.

Steady climb in U.S. stocks was interrupted late in February

Stocks climbed at such a healthy pace during the six months ended February 28 that they produced robust gains despite a sharp pullback at the end. Strong profit growth, solid consumer spending, and restrained inflation buoyed returns for most of the period. The last few days of February saw a sudden reversal in the market, as investors reacted to turmoil in Chinese markets, signs of slower growth in gross domestic product, and news that manufacturing orders fell steeply in January.

Barely more than a percentage point separated six-month gains for large-capitalization and small-cap stocks.

2

Across market capitalizations, the performance of growth-oriented stocks trailed that of value-oriented issues. International and emerging markets continued to hold an edge over returns in U.S. markets. Returns for U.S. investors were boosted by a weakened dollar.

The Fed held steady on rates, prompting a bond rally

The Federal Reserve Board held its target for the federal funds rate at 5.25% throughout the fiscal period. Treasury bond markets responded with improved prices and declining yields across the maturity spectrum, affirming the Fed’s view that inflation was under control.

The exception to falling yields was at the shortest end of the maturity range, where the yield on 3-month Treasuries increased.

The result was a more steeply inverted yield curve. In this environment, longer-term securities outperformed shorter-term issues. Corporate bonds generally outperformed municipal issues.

Gains in Europe drove your fund’s returns

Companies in Europe enjoyed vigorous growth and healthy stock market performance during the fiscal half-year. Your fund tapped into this trend, particularly in the industrials and financials sectors. Firms as diverse as mobile-phone provider Vodafone, retailer Tesco, and Deutsche Bank all logged solid half-years and bolstered the portfolio’s performance.

Market Barometer
			Total Returns
	Periods Ended February 28, 2007
	Six Months	One Year	Five Years[1]
Stocks
MSCI All Country World Index ex USA (International)	12.4%	20.4%	18.0%
Russell 1000 Index (Large-caps)	9.7	12.3	7.6
Russell 2000 Index (Small-caps)	10.8	9.9	12.4
Dow Jones Wilshire 5000 Index (Entire market)	10.2	12.4	8.5

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	5.5%	5.0%
Lehman Municipal Bond Index	2.9	5.0	5.1
Citigroup 3-Month Treasury Bill Index	2.5	4.9	2.4

CPI
Consumer Price Index	–0.2%	2.4%	2.7%

1  Annualized.

3

The fund’s sharpest gains came from the United Kingdom, the portfolio’s largest country allocation. Top performers included the Royal Bank of Scotland, the fund’s largest holding. Returns in Japan, the next-largest country weighting, were disappointing, as several stocks in the financials sector posted subpar half-years.

During the past six months, your fund’s modest shortfall relative to its benchmark, the MSCI EAFE Index, reflected its smaller weighting in the strongly performing European markets and its long-standing position in emerging markets, which are not included in the index. Emerging-market stocks have been important contributors to the fund over the past several years, although for this fiscal half-year their performance trailed returns in Europe.

The fund enjoyed double-digit gains in six of ten industry sectors, with strong performance coming from stocks in the financials, industrials, and consumer discretionary groups; only the energy sector produced a negative return. Though it represented less than 5% of the portfolio, the telecommunications sector turned in a robust six-month performance, as telephone, cable, and wireless providers surged.

The fund’s performance reflects the disciplined approach of its advisors: Schroder Investment Management North America, which has advised the fund since its 1981 inception, and Baillie Gifford Overseas, which has managed a portion of the fund since 2003. Both advisors select individual stocks based on the long-term outlook for each holding, not on what they

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Admiral	International
	Shares	Shares	Fund
International Growth Fund	0.53%	0.34%	1.57%

1  Fund expense ratios reflect the six months ended February 28, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

think will happen to the stock next month. This approach has worked well, as evidenced by the fund’s solid long-term record of capturing growth abroad.

Diversification is a key to success in investing

At Vanguard, we routinely counsel investors that neither under- nor outperformance in the short term is all that meaningful. On the contrary, we always encourage shareholders to evaluate their investments from a longer-term perspective, and to build a diversified portfolio that reflects their personal appetite for risk, their time horizon, and their investment goals. Sticking with a carefully considered, balanced portfolio of stock, bond, and money market mutual funds can be the key to your success as an investor.

Just as Vanguard International Growth Fund is diversified across regions, countries, and industry sectors, you can make sure that your own portfolio is diversified across and within the major asset classes as well as by investment style.

As part of such a balanced investment strategy, the International Growth Fund can play an important role in helping you to move toward your financial goals.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

March 13, 2007

5

Advisors’ Report

During the fiscal half-year ended February 28, 2007, the Investor Shares of Vanguard International Growth Fund returned 10.8% and the Admiral Shares 10.9%. This performance reflects the combined efforts of your fund’s two independent advisors. The use of more than one advisor provides exposure to distinct, yet complementary, investment approaches, enhancing the fund’s diversification.

The advisors, the percentage of fund assets each managed, and a brief description of their investment strategies are presented in the table below. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of the portfolio’s positioning.

Schroder Investment Management

North America Inc.

Portfolio Managers:

Virginie Maisonneuve, CFA,

Executive Director

Matthew Dobbs, Executive Director

International stock markets showed good performance overall in the period, with the MSCI EAFE Index up 12.2%. This was driven by a benign economic scenario, in which growth in the United States was moderating as expected, while conditions were supportive overall in other regions, such as China, emerging markets, and Europe. The combined Chinese and Indian GDPs now rival that of Japan; and when the GDPs of Brazil and Russia are added in, the gross domestic products of the four nations—commonly referred to as the “BRIC” economies—rival the size of the

Vanguard International Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment Management	61	10,049	Regional equity analysts in 11 countries generate
North America Inc.			ideas, which are overlaid with the perspectives of
			an international team consisting of global sector and
			regional specialists. This knowledge matrix provides
			a framework for identifying reasonably priced companies
			with strong growth prospects and a sustainable
			competitive advantage.
Baillie Gifford Overseas Ltd.	37	6,024	The advisor seeks stocks that can generate above-
			average growth in earnings and cash flow, producing a
			bottom-up, stock-driven approach to country and asset
			allocation. An in-depth view of each company is
			measured against the consensus view, highlighting
			discrepancies and potential opportunities to add value.
Cash Investments[1]	2	247	—

1  These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor may also maintain a modest cash position.

6

U.S. economy. Thus economic dynamics in the emerging-market sector are more important than ever to watch.

Despite repeated attempts by most of the world’s central banks to tighten monetary conditions during the period, global liquidity remained high, a result of factors such as the recycling of the Chinese trade surplus, petrodollar flows, and the ongoing impact of financial innovation. Liquidity was conducive to a large number of mergers and acquisitions, not only by private equity funds but also by trade buyers.

This activity drove share prices higher in several areas, including utility companies. We were quite selective in this group, given that many share prices seemed to reflect unsustainable growth assumptions. However, we did recognize good value in some continental European power companies, such as Suez, which contributed to the portfolio’s return.

Other strong contributions during the period came from the telecommunications sector (in particular Vodafone) and the consumer discretionary sector (including Burberry). Along with the industrials sector, these two sectors were among the best-performing in the EAFE Index. The spreads between the performances of winning and losing sectors and regions in the index were quite large. The energy sector and Japan were the chief underperformers; despite falling oil prices, Japan still posted disappointing growth figures. In contrast, returns in the rest of the Pacific region were among the strongest, as were returns in the telecommunications sector.

In the closing days of the period, China’s mainland market fell sharply after the government signaled its intent to cool down the exuberance of that market, which had more than doubled in value over the past 12 months. At the same time, a wave of risk-aversion spread across the world as a combination of factors spurred investors to reevaluate the year’s strong market performance and the resulting valuation levels. Contributing factors included weaker-than-expected new durable goods orders, adverse behavior in the U.S. subprime mortgage market, and the interest rate hike in Japan, which focused investors’ attention on the yen carry trade and its potential impact on global liquidity. To put things in perspective, while deterioration in the subprime segment has been sharp, this segment is still a small part of the total U.S. mortgage market.

As a general rule, we believe that markets tend to overreact to both good and bad news. This is why we focus on disciplined fundamental research to support our forward-looking growth and valuation methodology. Our aim is to identify attractively priced, quality growth companies with sustainable competitive advantages. Although we believe that equity markets will not be without risk—especially with regard to potential shifts in the global outlook for liquidity—we believe that the delicate balancing act of maintaining healthy yet decelerating global growth while keeping inflation in check is achievable, and that it will provide a supportive background to our style of investing: quality growth at a reasonable price.

7

Baillie Gifford Overseas Ltd.

Portfolio Manager:

James K. Anderson,

Chief Investment Officer

Until its final days, the six-month period witnessed a steady ascent in most international equity markets. But then investors, already shaken by the dwindling rate of corporate profit growth and the gathering disquiet in America’s subprime mortgage market, seized on pessimistic comments from ex-Federal Reserve Chairman Alan Greenspan—which coincided with a sharp fall in the value of shares on the Chinese mainland—as an excuse to lock in some of their profits. Most indexes lost several percentage points of value in the days that followed.

It is too early to say whether markets have simply suffered a temporary correction, or whether a more fundamental reappraisal of risk has occurred. However, what is clear is that, at least in the near term, benign economic fundamentals remain supportive of valuations. Corporate and sovereign balance sheets are robust, inflationary expectations are modest, and central-bank monetary policies are, though tighter than they have been, by no means hawkish. It is also important to place any correction squarely in its context—even after the sharp losses of late February, the period under review still saw a gain by the MSCI EAFE Index of more than 12% in U.S. dollars.

Our portfolio maintains its bias toward the industrials, energy, and materials sectors. We find little evidence of slowing in the rate at which China and India are emerging as modern industrial economies. If we are correct, then producers of oil and iron ore, such as Brazilian companies Petrobras and CVRD, will thrive, as will firms such as Atlas Copco, which sells the hardware used to extract raw materials from the earth.

Our main changes were to increase our exposure to continental Europe and to reduce our holdings in the United Kingdom. The portfolio’s significantly underweighted position in financial stocks remains in place, and we increased our exposure to stocks whose earnings are driven by the purchasing habits of wealthy consumers.

Looking ahead, we think that the recent return of volatility to the markets should be welcomed as a healthy sign that investors have become vigilant again. This should reduce the risk of more serious events further down the road, while illuminating the attractions of the sort of high-quality, long-term growth stocks our portfolio contains.

8

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	142	1,161	2,113
Turnover Rate	37%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.53%[3]
Admiral Shares	0.34%[3]
Short-Term Reserves	1%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	14%	11%	11%
Consumer Staples	10	8	8
Energy	8	9	9
Financials	26	27	27
Health Care	8	8	8
Industrials	16	11	11
Information Technology	7	9	9
Materials	4	7	8
Telecommunication
Services	4	5	5
Utilities	2	5	4
Short-Term Reserves	1%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.97
Beta	1.06	0.97

Ten Largest Holdings[5] (% of total net assets)

Royal Bank of
Scotland Group PLC	diversified banks	2.3%
Petróleo Brasileiro	integrated oil
	and gas	2.2
Tesco PLC	food retail	2.0
Rio Tinto PLC	diversified metals
	and mining	1.8
Daewoo Shipbuilding &	construction and
Marine Engineering	farm machinery
Co., Ltd.	and heavy trucks	1.7
BG Group PLC	integrated oil
	and gas	1.6
Toyota Motor Corp.	automobile
	manufacturers	1.6
Nestle SA (Registered)	packaged foods
	and meats	1.6
Roche Holdings AG	pharmaceuticals	1.5
Orix Corp.	consumer finance	1.5
Top Ten		17.8%

Allocation by Region (% of portfolio)

1  MSCI EAFE Index.

2  MSCI All Country World Index ex USA.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 29.

5  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

9

Market Diversification (% of portfolio)
		Comparative	Broad
	Fund[1]	Index[2]	Index[3]
Europe
United Kingdom	24%	23%	19%
France	11	10	8
Switzerland	7	7	5
Germany	5	7	6
Sweden	4	3	2
Italy	2	4	3
Ireland	2	1	1
Netherlands	1	3	3
Denmark	1	1	1
Spain	1	4	3
Greece	1	1	1
Belgium	1	1	1
Austria	0	1	0
Finland	0	1	1
Norway	0	1	1
Subtotal	60%	68%	55%
Pacific
Japan	20%	23%	19%
Australia	3	6	5
Hong Kong	1	2	1
Singapore	1	1	1
Subtotal	25%	32%	26%
Emerging Markets
Brazil	5%	—	2%
South Korea	3	—	2
India	1	—	1
China	1	—	2
Mexico	1	—	1
Taiwan	1	—	2
Russia	1	—	2
South Africa	0	—	1
Subtotal	13%	—	13%
North America
Canada	1%	—	6%
Short-Term Reserves	1%	—	—

1  Market percentages exclude currency contracts held by the fund.

2  MSCI EAFE Index.

3  MSCI All Country World Index ex USA.

10

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): August 31, 1996–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Investor Shares[2]	9/30/1981	25.92%	13.75%	8.06%
Admiral Shares[2]	8/13/2001	26.17	13.95	12.34[3]

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

3  Return since inception.

Note: See Financial Highlights tables on pages 18 and 19 for dividend and capital gains information.

11

Financial Statements

Statement of Net Assets (unaudited)

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.9%)[1]
Australia (2.8%)
Woolworths Ltd.	4,842,800	103,856
Macquarie
Infrastucture Group	31,397,896	95,057
Woodside Petroleum Ltd.	2,352,000	68,740
BHP Billiton Ltd.	3,094,100	66,143
^ James Hardie
Industries NV	7,105,000	53,643
Macquarie Bank Ltd.	732,000	45,648
Brambles Ltd.	2,791,200	29,262
		462,349
Belgium (0.7%)
KBC Bank &
Verzekerings Holding	888,000	107,695

Brazil (4.7%)
Petróleo Brasileiro ADR	2,217,000	200,417
Companhia Vale do
Rio Doce ADR	5,672,400	167,619
Petróleo Brasileiro
Series A ADR	2,014,300	164,327
Unibanco–Uniao de
Bancos Brasileiros SA	13,570,000	116,172
Banco Itau Holding
Financeira SA ADR	3,283,600	112,332
		760,867
Canada (1.3%)
^ Suncor Energy, Inc.	2,029,000	143,521
^ Nova Chemicals Corp.	2,368,000	74,521
		218,042
China (1.1%)
China Unicom Ltd.	58,256,000	73,558
China Resources
Enterprise Ltd.	16,870,000	49,901
^ CNOOC Ltd.	44,035,000	35,366

China Overseas Land &
Investment Ltd.	13,610,000	13,729
* Dongfeng Motor
Corp. Ltd.	6,962,000	4,078
		176,632
Denmark (1.2%)
^ Novo Nordisk A/S B Shares	970,000	83,134
Danske Bank A/S	1,538,000	70,844
* Vestas Wind Systems A/S	1,082,136	50,164
		204,142
France (11.2%)
^ Suez SA	4,928,400	237,663
L’Oreal SA	1,556,005	162,383
AXA	3,771,000	160,070
Essilor International SA	1,340,000	152,470
Total SA	2,166,000	145,622
Natixis	5,212,726	137,505
STMicroelectronics NV	6,932,000	134,195
Groupe Danone	846,000	133,549
Societe Generale Class A	784,000	131,608
Schneider Electric SA	897,000	108,520
Renault SA	840,000	99,557
Pernod Ricard SA	355,020	73,067
Cie. de St. Gobain SA	649,000	60,225
PSA Peugeot Citroen	799,200	53,789
^ Veolia Environnement	470,000	33,029
		1,823,252
Germany (5.3%)
Deutsche Bank AG	1,706,000	223,434
Siemens AG	1,715,000	180,802
SAP AG	3,723,500	171,374
Celesio AG	1,522,800	86,272
Bayerische Motoren
Werke AG	1,457,300	84,474
Porsche AG	56,000	73,312
^ Adidas AG	1,074,840	52,706
		872,374

12

			Market
			Value•
		Shares	($000)
Greece (0.8%)
	National Bank of
	Greece SA	2,556,335	132,298

Hong Kong (1.5%)
*	Hutchison
	Telecommunications
	International Ltd.	30,996,000	64,560
	Esprit Holdings Ltd.	6,085,000	63,416
	Jardine Matheson
	Holdings Ltd.	2,708,400	59,895
^	Hong Kong Exchanges &
	Clearing Ltd.	4,790,000	49,323
			237,194
India (1.4%)
*[2]	Satyam Computer
	Services Ltd.
	Warrants Exp. 10/13/10	9,832,000	92,655
	Infosys Technologies Ltd.	1,624,000	76,339
*[2]	State Bank of India
	Warrants Exp. 1/28/09	2,711,000	64,359
			233,353
Indonesia (0.3%)
	PT Indonesian
	Satellite Corp. Tbk	71,158,500	45,959
	PT Telekomunikasi
	Indonesia Tbk	7,914,000	7,833
			53,792
Ireland (1.5%)
	Anglo Irish
	Bank Corp. PLC	7,554,134	160,619
	Allied Irish Banks PLC
	(U.K. Shares)	1,798,300	52,622
	Allied Irish Banks PLC	1,311,160	38,482
			251,723
Israel (0.5%)
	Teva Pharmaceutical
	Industries Ltd.
	Sponsored ADR	2,160,700	76,834

Italy (2.1%)
	Unicredito Italiano SpA	19,395,000	178,797
	Intesa Sanpaolo SpA	21,490,384	155,784
			334,581
Japan (19.1%)
	Toyota Motor Corp.	3,979,000	267,085

	Orix Corp.	867,940	238,946
	Mitsubishi UFJ
	Financial Group	15,964	195,634
	Mitsui & Co., Ltd.	10,691,000	192,029
	Sony Corp.	2,943,000	152,486
	Canon, Inc.	2,718,700	147,162
^	Sumitomo Mitsui
	Financial Group, Inc.	14,800	143,891
	East Japan Railway Co.	18,648	143,369

T & D Holdings, Inc.	1,736,000	125,570
Daikin Industries Ltd.	3,345,300	119,477
Kao Corp.	4,078,000	119,218
^ Square Enix Co., Ltd.	4,201,000	107,683
* Jupiter Telecommunications
Co., Ltd.	122,000	101,860
^ Ebara Corp.	19,283,000	90,551
Japan Tobacco, Inc.	19,320	88,300
^ Takashimaya Co.	6,395,000	83,841
Rakuten, Inc.	156,452	81,471
Sumitomo Realty &
Development Co.	1,862,000	74,259
Nissan Motor Co., Ltd.	6,323,900	72,656
SMC Corp.	514,200	68,913
Hoya Corp.	1,877,400	65,028
THK Co., Inc.	2,571,000	64,708
Mitsui Sumitomo
Insurance Co.	4,978,000	62,241
KDDI Corp.	7,867	61,431
Sumitomo Heavy
Industries Ltd.	5,223,000	53,775
Yamada Denki Co., Ltd.	596,500	53,340
Asahi Glass Co., Ltd.	3,937,000	52,890
Tokyu Corp.	5,775,000	46,701
^ Promise Co., Ltd.	1,047,000	35,757
		3,110,272
Mexico (0.9%)
America Movil SA de CV
Series L ADR	3,238,000	141,824

Netherlands (1.4%)
Reed Elsevier NV	5,292,000	93,377
Heineken Holding NV	1,471,074	61,948
SBM Offshore NV	1,482,000	52,556
Akzo Nobel NV	340,000	20,893
		228,774
Russia (0.6%)
OAO Gazprom–

Sponsored ADR	2,430,000	98,278

Singapore (0.5%)
Singapore
Telecommunications Ltd.	42,119,950	87,637

South Africa (0.2%)
Sasol Ltd.	1,213,037	38,740

South Korea (2.7%)
Daewoo
Shipbuilding & Marine
Engineering Co., Ltd.	7,873,000	278,674
* LG. Philips
LCD Co., Ltd. ADR	4,973,000	80,364
[2] Samsung
Electronics Co., Ltd. GDR	260,200	77,829
		436,867

13

		Market
		Value•
	Shares	($000)
Spain (1.2%)
Industria de Diseno
Textil SA	2,325,885	134,925
Banco Popular Espanol SA	2,918,400	57,249
		192,174
Sweden (3.9%)
^ Atlas Copco AB A Shares	5,670,814	177,143
^ Skandinaviska Enskilda
Banken AB A Shares	5,698,086	173,483
^ Telefonaktiebolaget LM
Ericsson AB Class B	32,249,270	114,555
^ Sandvik AB	6,139,000	95,603
Svenska Handelsbanken
AB A Shares	2,563,670	73,333
		634,117
Switzerland (6.9%)
Nestle SA (Registered)	688,000	255,444
^ Roche Holdings AG	1,364,000	242,246
Cie. Financiere
Richemont AG	4,088,400	224,464
Novartis AG (Registered)	3,288,000	182,131
UBS AG	2,413,000	142,205
Geberit AG	48,546	79,810
		1,126,300
Taiwan (0.7%)
Hon Hai Precision
Industry Co., Ltd.	10,134,000	68,099
Taiwan Semiconductor
Manufacturing Co., Ltd.	26,654,090	54,467
		122,566
United Kingdom (23.4%)
Royal Bank of
Scotland Group PLC	9,754,400	382,658
Tesco PLC	38,837,000	328,041
Rio Tinto PLC	5,576,000	299,705
BG Group PLC	19,827,000	268,561
WPP Group PLC	13,922,000	201,003
Smith & Nephew PLC	15,722,000	182,191
Standard Chartered PLC	5,634,000	156,997
GlaxoSmithKline PLC	5,548,000	155,318
Vodafone Group PLC	55,448,000	153,266
Signet Group PLC	65,440,000	149,874
SABMiller PLC	6,647,000	146,468
AstraZeneca Group PLC	2,529,000	141,501
Barclays PLC	9,453,000	136,769
Royal Dutch Shell PLC

Class A
(Amsterdam Shares)	4,174,000	135,505
Rolls-Royce Group PLC	10,887,000	104,411
Experian Group Ltd.	8,264,693	96,117
Reckitt Benckiser PLC	1,880,000	94,180
Smiths Group PLC	4,651,000	93,676
Brambles Ltd.
(U.K. Shares)	8,283,000	85,989
Capita Group PLC	6,756,000	85,412
Burberry Group PLC	6,359,000	78,356
Northern Rock PLC	3,525,508	78,079
Carnival PLC	1,521,830	72,186
Alliance Boots PLC	4,397,447	67,817
Meggitt PLC	9,945,000	65,236
Wolseley PLC	2,523,000	63,206
		3,822,522
Total Common Stocks
(Cost $11,924,819)		15,985,199
Temporary Cash Investments (4.6%)[1]
Money Market Fund (4.4%)
[3] Vanguard Market Liquidity
Fund, 5.282%	411,957,518	411,958
[3] Vanguard Market Liquidity
Fund, 5.282%—Note G	307,263,597	307,264
		719,222
	Face
	Amount
	($000)
U.S. Agency Obligation (0.2%)
[4] Federal National Mortgage Assn.
[5] 5.215%, 4/9/07	25,000	24,862
Total Temporary Cash Investments
(Cost $744,082)		744,084
Total Investments (102.5%)
(Cost $12,668,901)		16,729,283
Other Assets and Liabilities (–2.5%)
Other Assets—Note C		139,438
Security Lending Collateral
Payable to Brokers—Note G		(307,264)
Other Liabilities		(241,391)
		(409,217)
Net Assets (100%)		16,320,066

14

At February 28, 2007, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	11,897,667
Overdistributed Net Investment Income	(40,940)
Accumulated Net Realized Gains	399,363
Unrealized Appreciation (Depreciation)
Investment Securities	4,060,382
Futures Contracts	7,028
Foreign Currencies and
Forward Currency Contracts	(3,434)
Net Assets	16,320,066

Investor Shares—Net Assets
Applicable to 499,185,492 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,956,678
Net Asset Value Per Share—
Investor Shares	$23.95

Admiral Shares—Net Assets
Applicable to 57,239,031 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,363,388
Net Asset Value Per Share—
Admiral Shares	$76.23

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.7% and 2.8%, respectively, of net assets. See Note E in Notes to Financial Statements.

2  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate value of these securities was $234,843,000, representing 1.4% of net assets.

3  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5  Securities with a value of $24,862,000 have been segregated as initial margin for open futures contracts.

6  See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

GDR—Global Depositary Receipt.

15

Statement of Operations

Six Months Ended
February 28, 2007
($000)
Investment Income
Income
Dividends[1]	77,488
Interest[2]	12,552
Security Lending	3,162
Total Income	93,202
Expenses
Investment Advisory Fees—Note B
Basic Fee	9,701
Performance Adjustment	408
The Vanguard Group—Note C
Management and Administrative
Investor Shares	19,070
Admiral Shares	2,942
Marketing and Distribution
Investor Shares	1,005
Admiral Shares	335
Custodian Fees	2,810
Shareholders’ Reports
Investor Shares	100
Admiral Shares	4
Trustees’ Fees and Expenses	12
Total Expenses	36,387
Expenses Paid Indirectly—Note D	(131)
Net Expenses	36,256
Net Investment Income	56,946
Realized Net Gain (Loss)
Investment Securities Sold	651,576
Futures Contracts	25,466
Foreign Currencies and Forward Currency Contracts	5,587
Realized Net Gain (Loss)	682,629
Change in Unrealized Appreciation (Depreciation)
Investment Securities	809,608
Futures Contracts	(9,325)
Foreign Currencies and Forward Currency Contracts	(3,920)
Change in Unrealized Appreciation (Depreciation)	796,363
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,938

1  Dividends are net of foreign withholding taxes of $5,399,000.

2  Interest income from an affiliated company of the fund was $11,819,000.

16

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	February 28,	August 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	56,946	317,007
Realized Net Gain (Loss)	682,629	1,181,387
Change in Unrealized Appreciation (Depreciation)	796,363	1,137,455
Net Increase (Decrease) in Net Assets Resulting from Operations	1,535,938	2,635,849
Distributions
Net Investment Income
Investor Shares	(236,801)	(151,413)
Admiral Shares	(88,348)	(48,917)
Realized Capital Gain[1]
Investor Shares	(909,671)	(128,906)
Admiral Shares	(312,401)	(38,055)
Total Distributions	(1,547,221)	(367,291)
Capital Share Transactions—Note H
Investor Shares	1,489,539	544,778
Admiral Shares	869,886	795,669
Net Increase (Decrease) from Capital Share Transactions	2,359,425	1,340,447
Total Increase (Decrease)	2,348,142	3,609,005
Net Assets
Beginning of Period	13,971,924	10,362,919
End of Period[2]	16,320,066	13,971,924

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $280,908,000 and $43,463,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets–End of Period includes undistributed (overdistributed) net investment income of ($40,940,000) and $228,253,000.

17

Financial Highlights

International Growth Fund Investor Shares

	Six Months
	Ended
For a Share Outstanding	Feb. 28,	Year Ended August 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.97	$19.83	$16.33	$14.01	$12.97	$15.41
Investment Operations
Net Investment Income	.085	.541	.341	.27	.19	.19
Net Realized and Unrealized Gain
(Loss) on Investments	2.461	4.284	3.474	2.26	1.03	(2.35)
Total from Investment Operations	2.546	4.825	3.815	2.53	1.22	(2.16)
Distributions
Dividends from Net Investment Income	(.530)	(.370)	(.315)	(.21)	(.18)	(.24)
Distributions from Realized Capital Gains	(2.036)	(.315)	—	—	—	(.04)
Total Distributions	(2.566)	(.685)	(.315)	(.21)	(.18)	(.28)
Net Asset Value, End of Period	$23.95	$23.97	$19.83	$16.33	$14.01	$12.97

Total Return[1]	10.79%	24.79%	23.54%	18.14%	9.62%	–14.20%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,957	$10,466	$8,182	$6,797	$5,458	$4,930
Ratio of Total Expenses to
Average Net Assets[2]	0.53%*	0.55%	0.60%	0.63%	0.69%	0.67%
Ratio of Net Investment Income to
Average Net Assets	0.70%*	2.52%	1.89%	1.69%	1.57%	1.28%
Portfolio Turnover Rate	37%*	45%	48%	45%	59%	40%

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), 0.00%, 0.01%, and 0.02%.

*	Annualized.

18

International Growth Fund Admiral Shares

	Six Months
	Ended
For a Share Outstanding	Feb. 28,	Year Ended August 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$76.36	$63.15	$51.96	$44.57	$41.27	$49.02
Investment Operations
Net Investment Income	.344	1.861	1.222	.93	.681	.677
Net Realized and Unrealized Gain (Loss)
on Investments	7.836	13.639	11.063	7.21	3.264	(7.502)
Total from Investment Operations	8.180	15.500	12.285	8.14	3.945	(6.825)
Distributions
Dividends from Net Investment Income	(1.832)	(1.288)	(1.095)	(.75)	(.645)	(.795)
Distributions from Realized Capital Gains	(6.478)	(1.002)	—	—	—	(.130)
Total Distributions	(8.310)	(2.290)	(1.095)	(.75)	(.645)	(.925)
Net Asset Value, End of Period	$76.23	$76.36	$63.15	$51.96	$44.57	$41.27

Total Return[1]	10.89%	25.03%	23.84%	18.36%	9.80%	–14.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,363	$3,506	$2,181	$1,262	$1,044	$895
Ratio of Total Expenses to
Average Net Assets[2]	0.34%*	0.35%	0.40%	0.45%	0.51%	0.54%
Ratio of Net Investment Income to
Average Net Assets	0.89%*	2.72%	2.07%	1.86%	1.76%	1.53%
Portfolio Turnover Rate	37%*	45%	48%	45%	59%	40%

1  Total returns do not reflect the 2% fee assessed on redemptions of shares purchased on or after June 27, 2003, and held for less than two months.

2  Includes performance-based investment advisory fee increases (decreases) of 0.01%, (0.01%), (0.01%), 0.00%, 0.01%, and 0.02%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Notes to Financial Statements

Vanguard International Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining exposure to European and Pacific stock markets while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market.

20

The fund also may enter into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

Futures and forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Schroder Investment Management North America Inc. and Baillie Gifford Overseas Ltd. each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of each advisor is subject to quarterly adjustments based on performance for the preceding three years relative to the Morgan Stanley Capital International Europe, Australasia, Far East Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended February 28, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before an increase of $408,000 (0.01%) based on performance.

21

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $1,543,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.54% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended February 28, 2007, these arrangements reduced the fund’s management and administrative expenses by $108,000 and custodian fees by $23,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

During the six months ended February 28, 2007, the fund realized net foreign currency losses of $990,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to overdistributed net investment income.

Certain of the fund’s investments are in securities considered to be “passive foreign investment companies,” for which any unrealized appreciation and/or realized gains are required to be included in distributable net income for tax purposes. Unrealized appreciation through the most recent mark-to-market date for tax purposes on the fund’s passive foreign investment company holdings at February 28, 2007, was $34,380,000, all of which has been distributed and is reflected in the balance of overdistributed net investment income.

At February 28, 2007, the cost of investment securities for tax purposes was $12,703,281,000. Net unrealized appreciation of investment securities for tax purposes was $4,026,002,000, consisting of unrealized gains of $4,143,839,000 on securities that had risen in value since their purchase and $117,837,000 in unrealized losses on securities that had fallen in value since their purchase.

At February 28, 2007, the aggregate settlement value of open futures contracts expiring in March 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
Dow Jones EURO STOXX 50 Index	1,918	103,886	32
Topix Index	514	75,858	6,207
FTSE 100 Index	627	75,812	(173)
S&P ASX 200 Index	216	24,682	962

22

At February 28, 2007, the fund had open forward currency contracts to receive and deliver currencies as follows:

					Unrealized
					Appreciation
	Contract Amount (000)				(Depreciation)
Contract Settlement Date		Receive		Deliver	($000)
3/21/2007	EUR	78,500	USD	103,783	(431)
3/21/2007	GBP	38,698	USD	75,838	(314)
3/14/2007	JPY	8,242,512	USD	69,672	(2,963)
3/21/2007	AUD	30,110	USD	23,714	180
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

The fund had net unrealized foreign currency gains of $94,000 resulting from the translation of other assets and liabilities at February 28, 2007.

F. During the six months ended February 28, 2007, the fund purchased $3,825,795,000 of investment securities and sold $2,734,077,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at February 28, 2007, was $288,280,000, for which the fund received cash collateral of $307,264,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,272,631	52,041	2,259,984	101,241
Issued in Lieu of Cash Distributions	1,123,138	47,631	271,640	12,831
Redeemed[1]	(906,230)	(37,054)	(1,986,846)	(90,034)
Net Increase (Decrease)—Investor Shares	1,489,539	62,618	544,778	24,038
Admiral Shares
Issued	680,801	8,716	1,212,240	17,312
Issued in Lieu of Cash Distributions	373,586	4,979	78,427	1,165
Redeemed[1]	(184,501)	(2,367)	(494,998)	(7,108)
Net Increase (Decrease)—Admiral Shares	869,886	11,328	795,669	11,369

1  Net of redemption fees of $339,000 and $1,093,000, respectively (fund totals).

23

I. In June 2006, the Financial Accounting Standards Board issued interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements.

FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended February 28, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Growth Fund	8/31/2006	2/28/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,107.90	$2.77
Admiral Shares	1,000.00	1,108.86	1.78
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.17	$2.66
Admiral Shares	1,000.00	1,023.11	1.71

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.53% for Investor Shares and 0.34% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

25

Note that the expenses shown in the table on the previous page are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 2% fee that applies to shares purchased on or after June 27, 2003, and held for less than two months. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

26

Trustees Approve Advisory Agreements

The board of trustees of Vanguard International Growth Fund has renewed the fund’s investment advisory agreements with Schroder Investment Management North America Inc. (Schroder Inc.) and Baillie Gifford Overseas Ltd. as well as the sub-advisory agreement with Schroder Investment Management North America Ltd. (Schroder Ltd.). The board determined that the retention of these advisors was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreements. Rather, it was the totality of the circumstances that drove the board’s decision.

The board approved a change to the process for the quarterly calculations of Schroder Inc.’s and Baillie Gifford’s asset-based advisory fees. The calculations will now be based on the average daily net assets of the fund rather than on the average month-end net assets.

The board also approved a change in the structure of the sub-advisory agreement between the fund, Schroder Inc., and Schroder Ltd. The board approved a new 50%/50% fee split (the split was previously 25%/75%) between Schroder Inc. and Schroder Ltd. to better reflect the oversight and reporting obligations that remain with Schroder Inc. and the portfolio management responsibilities that remain with Schroder Ltd. The change will not affect the advisory fees paid by the fund.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term and took into account the organizational depth and stability of each firm. The board noted that Schroder Inc., a unit of Schroders, plc, founded in 1804, offers a talented investment management team. The firm has advised the fund since its inception in 1981 and continues to employ a sound process, selecting attractive growth stocks from developed and emerging markets outside the United States. The board also noted that the fund is supported by Schroders’ worldwide network of analysts, economists, and strategists.

The board noted that the fund’s other advisor, Baillie Gifford Overseas, is known for the depth of its investment management professionals. Baillie Gifford Overseas is a unit of Baillie Gifford & Co., founded in 1908. The firm has advised a portion of the International Growth Fund since 2003. Baillie Gifford continues to employ a sound process, creating a diversified portfolio of high-quality non-U.S. growth stocks from developed and emerging markets. Stocks are selected using fundamental research conducted by the firm’s Edinburgh-based analysts.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board concluded that the advisors have carried out the fund’s investment strategy in disciplined fashion, and the performance results have allowed the fund to remain competitive versus its benchmark and its average peer fund. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

27

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Schroder Inc. or Baillie Gifford Overseas in determining whether to approve the advisory fees, because both firms are independent of Vanguard, and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedules. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreements will continue for one year and are renewable by the fund’s board after that for successive one-year periods.

28

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the
ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q812 042007

Vanguard® FTSE Social Index Fund

> Semiannual Report

February 28, 2007

>  During the fiscal half-year ended February 28, the fund returned slightly more than 10%.

>  The fund’s performance was in line with the advances of its target index and the overall stock market, and it outpaced the average return of large-cap growth funds.

>  Holdings in the financials, consumer discretionary, and information technology sectors were the primary contributors to the fund’s positive performance.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Fund Profile	6
Performance Summary	7
Financial Statements	8
About Your Fund’s Expenses	21
Glossary	23

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended February 28, 2007
Total
Returns
Vanguard FTSE Social Index Fund
Investor Shares	10.2%
Institutional Shares[1]	10.4
FTSE4Good US Select Index	10.4
Average Large-Cap Growth Fund[2]	8.3
Dow Jones Wilshire 5000 Index	10.2

Your Fund’s Performance at a Glance

August 31, 2006–February 28, 2007

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard FTSE Social Index Fund
Investor Shares	$8.51	$9.26	$0.120	$0.000
Institutional Shares	8.52	9.27	0.132	0.000

1  This class of shares carries lower expenses and is available for a minimum initial investment of $5 million.

2  Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the six months ended February 28, 2007, Vanguard FTSE Social Index Fund returned slightly more than 10%. The fund closely tracked the performance of its target benchmark and the Dow Jones Wilshire 5000 Composite Index, a proxy for the broad U.S. stock market. Its return outpaced the average return of large-capitalization growth funds by about 2 percentage points. (See the table on page 1.)

Steady climb in U.S. stocks was interrupted late in February

U.S. stocks climbed at such a healthy pace during the six months ended February 28 that they produced robust gains despite a sharp pullback at the end. Strong profit growth, solid consumer spending, and restrained inflation buoyed returns for most of the period. The last few days of February saw a sudden reversal in the market, as investors reacted to turmoil in Chinese markets, signs of slower growth in gross domestic product, and news that manufacturing orders fell steeply in January.

Barely more than a percentage point separated six-month gains for large-capitalization and small-cap stocks. Across market capitalizations, the performance of growth-oriented stocks trailed that of value-oriented stocks. International and emerging markets continued to hold an edge over returns in U.S. markets. Returns for U.S. investors were boosted by a weakened dollar.

2

The Fed held firm on rates, prompting a bond rally

The Federal Reserve Board held its target for the federal funds rate at 5.25% throughout the fiscal period. Treasury bond markets responded with improved prices and declining yields across the maturity spectrum, affirming the Fed’s view that inflation was under control.

The exception to falling yields was at the shortest end of the maturity range, where the yield on 3-month Treasuries increased. The result was a more steeply inverted yield curve. In this environment, longer-term securities outperformed shorter-term issues. Corporate bonds generally outperformed municipal issues.

Financial, consumer, and tech stocks led the way

The returns of Vanguard FTSE Social Index Fund during the fiscal half-year were on a par with those of its target benchmark and the broad U.S. stock market. The fund’s Investor Shares earned 10.2% and its Institutional Shares earned 10.4%. The fund handily outpaced the 8.3% average return of large-cap growth funds.

The FTSE Social Index’s social and environmental screening criteria have led to portfolios with heavy allocations to financial services companies and growth-oriented information technology and consumer discretionary stocks. (This consumer group includes hotels, restaurants, retailers, and other companies that compete for our spare dollars.) During

Market Barometer
			Total Returns
	Periods Ended February 28, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.7%	12.3%	7.6%
Russell 2000 Index (Small-caps)	10.8	9.9	12.4
Dow Jones Wilshire 5000 Index (Entire market)	10.2	12.4	8.5
MSCI All Country World Index ex USA (International)	12.4	20.4	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	5.5%	5.0%
Lehman Municipal Bond Index	2.9	5.0	5.1
Citigroup 3-Month Treasury Bill Index	2.5	4.9	2.4

CPI
Consumer Price Index	–0.2%	2.4%	2.7%

1  Annualized.

3

the past six months, these sectors performed strongly, accounting for most of the fund’s return.

The financials sector was the top performer, with insurers and investment banks in the lead. In the consumer discretionary market, the major gains came from retailers and media companies, including movie, broadcasting, and cable TV firms.

Apple Computer and Google were significant contributors to the returns from the fund’s information technology holdings. Also contributing to returns were holdings in telecommunication services and health care.

Maintain a balanced and diversified portfolio

Vanguard FTSE Social Index Fund has done well during the most recent fiscal half-year. But, as always, we urge investors to look beyond the recent performance of individual investments. Instead, we urge investors to see FTSE Social Index Fund as one part of a low-cost, balanced, and diversified portfolio consistent with their goals, time horizon, and tolerance for risk.

Such an approach gives you the best chance of longer-term success through a variety of market environments. For investors who want a socially screened stock fund that seeks long-term growth of capital—and who are comfortable with

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
	Investor	Institutional	Large-Cap
	Shares	Shares	Growth Fund
FTSE Social Index Fund	0.24%	0.11%	1.43%

1  Fund expense ratios reflect the six months ended February 28, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

the risks inherent in that strategy—Vanguard FTSE Social Index Fund can play a valuable role in their portfolios.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

March 14, 2007

5

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	434	433	4,929
Median Market Cap	$26.0B	$26.0B	$30.2B
Price/Earnings Ratio	18.6x	18.6x	17.2x
Price/Book Ratio	2.6x	2.6x	2.8x
Yield		1.5%	1.7%
Investor Shares	1.4%
Institutional Shares	1.5%
Return on Equity	16.1%	16.1%	17.6%
Earnings Growth Rate	20.9%	20.9%	18.4%
Foreign Holdings	0.4%	0.4%	0.7%
Turnover Rate	33%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.24%[3]
Institutional Shares	0.11%[3]
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Target	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	16%	16%	12%
Consumer Staples	4	4	8
Energy	2	2	9
Financials	40	40	23
Health Care	17	17	12
Industrials	4	4	11
Information Technology	14	14	15
Materials	1	1	4
Telecommunication
Services	2	2	3
Utilities	0	0	3

Volatility Measures[4]
	Fund Versus	Fund Versus
	Spliced Index[5]	Broad Index[2]
R-Squared	1.00	0.91
Beta	1.00	1.00

Ten Largest Holdings[6] (% of total net assets)

Bank of America Corp.	diversified
	financial services	3.6%
JPMorgan Chase & Co.	diversified
	financial services	2.7
Wells Fargo & Co.	diversified banks	1.8
Intel Corp.	semiconductors	1.8
Wachovia Corp.	diversified banks	1.7
Google Inc.	internet software
	and services	1.7
Merck & Co., Inc.	pharmaceuticals	1.5
Abbott Laboratories	pharmaceuticals	1.3
The Goldman	investment banking
Sachs Group, Inc.	and brokerage	1.3
Home Depot, Inc.	home
	improvement retail	1.3
Top Ten		18.7%

Investment Focus

1  FTSE4Good US Select Index.

2  Dow Jones Wilshire 5000 Index.

3  Annualized.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 23.

5  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

6  ”Ten Largest Holdings“ excludes any temporary cash investments and equity index products.

6

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2000–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Since Inception
Investor Shares[3]	5/31/2000	13.09%	4.73%	–0.23%
Institutional Shares	1/14/2003	13.35	11.95[4]	—

1  Six months ended February 28, 2007.

2  Calvert Social Index through December 16, 2005; FTSE4Good US Select Index thereafter.

3  Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

4  Return since inception.

Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

7

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Consumer Discretionary (15.6%)
	Home Depot, Inc.	200,519	7,940
*	Comcast Corp. Class A	273,377	7,031
	The Walt Disney Co.	202,757	6,946
	McDonald’s Corp.	118,918	5,199
	Target Corp.	83,271	5,124
*	Viacom Inc. Class B	61,977	2,420
	Federated Department
	Stores, Inc.	52,766	2,356
	The McGraw-Hill Cos., Inc.	34,151	2,206
*	Kohl’s Corp.	31,730	2,189
	Best Buy Co., Inc.	46,578	2,164
	Carnival Corp.	45,310	2,103
*	DIRECTV Group, Inc.	88,771	2,003
	Staples, Inc.	70,637	1,838
	Marriott International, Inc.
	Class A	38,344	1,837
	Clear Channel
	Communications, Inc.	48,199	1,744
*	Coach, Inc.	35,430	1,672
*	Liberty Media Corp.–
	Interactive Series A	62,220	1,467
	Gannett Co., Inc.	22,922	1,404
*	Liberty Media Corp.–
	Capital Series A	12,985	1,401
	Nordstrom, Inc.	24,957	1,325
	TJX Cos., Inc.	43,477	1,196
*	Amazon.com, Inc.	29,895	1,170
	The Gap, Inc.	60,441	1,160
*	Bed Bath & Beyond, Inc.	27,293	1,089
	Limited Brands, Inc.	38,290	1,060
*	IAC/InterActiveCorp	26,002	1,019
*	Office Depot, Inc.	26,957	899
	Garmin Ltd.	15,700	860

	Virgin Media Inc.	31,386	823
	Genuine Parts Co.	16,513	804
*	Apollo Group, Inc. Class A	16,754	792
	D. R. Horton, Inc.	30,094	763
	Pulte Homes, Inc.	24,798	733
*	Wyndham Worldwide Corp.	19,380	682
	H & R Block, Inc.	31,301	682
*	Comcast Corp. Special
	Class A	26,044	663
	Abercrombie & Fitch Co.	8,474	662
*	AutoZone Inc.	5,176	649
	Cablevision Systems NY
	Group Class A	21,857	644
*	Univision Communications Inc.	17,440	628
*	Expedia, Inc.	29,398	625
	Royal Caribbean Cruises, Ltd.	15,391	624
	Lennar Corp. Class A	12,340	608
	Tiffany & Co.	13,368	582
*	Mohawk Industries, Inc.	6,610	579
	Darden Restaurants Inc.	14,109	578
*	Liberty Global, Inc. Class A	19,078	549
*	Lamar Advertising Co. Class A	8,391	537
	Centex Corp.	11,518	534
*	Liberty Global, Inc. Series C	19,136	522
	Tribune Co.	17,359	521
	American Eagle
	Outfitters, Inc.	16,394	509
*^	Sirius Satellite Radio, Inc.	136,315	498
*	R.H. Donnelley Corp.	6,800	487
	Idearc Inc.	14,217	483
	Ross Stores, Inc.	13,615	446
	KB Home	8,838	438
	Family Dollar Stores, Inc.	14,792	428
	E.W. Scripps Co. Class A	9,180	416
*	Discovery Holding Co.
	Class A	25,828	415
	PetSmart, Inc.	13,673	414
	Brinker International, Inc.	12,048	410
	Dollar General Corp.	22,740	384
	ServiceMaster Co.	27,832	380
*	Chico’s FAS, Inc.	16,928	380
	OfficeMax, Inc.	7,183	373
	Williams-Sonoma, Inc.	10,969	370
*	NVR, Inc.	544	368
^	New York Times Co. Class A	13,913	344

8

			Market
			Value•
		Shares	($000)
	Foot Locker, Inc.	14,977	340
*	Dollar Tree Stores, Inc.	9,974	340
*	Toll Brothers, Inc.	11,278	337
*	AutoNation, Inc.	15,078	331
	RadioShack Corp.	13,126	328
	Circuit City Stores, Inc.	16,957	323
*	Urban Outfitters, Inc.	11,821	293
	OSI Restaurant Partners, Inc.	7,200	288
*	XM Satellite
	Radio Holdings, Inc.	19,543	281
*	Career Education Corp.	9,117	270
*	Getty Images, Inc.	4,294	225
	Weight Watchers
	International, Inc.	4,738	224
	The McClatchy Co. Class A	5,338	200
	Washington Post Co. Class B	234	179
	Dow Jones & Co., Inc.	4,510	163
	Sally Beauty Co. Inc.	8,237	75
			95,346
Consumer Staples (4.1%)
	Walgreen Co.	97,891	4,377
	CVS Corp.	79,319	2,491
	Costco Wholesale Corp.	44,454	2,484
	General Mills, Inc.	33,267	1,875
	The Kroger Co.	69,544	1,785
	Avon Products, Inc.	43,206	1,584
	Safeway, Inc.	43,220	1,494
	Kellogg Co.	28,619	1,429
	Campbell Soup Co.	29,332	1,198
	The Hershey Co.	16,840	890
	Coca-Cola Enterprises, Inc.	34,471	693
	Wm. Wrigley Jr. Co.	13,465	671
	Whole Foods Market, Inc.	13,702	655
*	Dean Foods Co.	12,904	581
	The Pepsi Bottling Group, Inc.	17,047	528
*	Energizer Holdings, Inc.	5,537	476
	McCormick & Co., Inc.	11,514	441
	The Estee Lauder Cos. Inc.
	Class A	9,034	433
	Hormel Foods Corp.	9,988	365
	Del Monte Foods Co.	19,145	220
	Alberto-Culver Co.	8,937	198
	PepsiAmericas, Inc.	9,259	197
	Wm. Wrigley Jr. Co. Class B	2,416	120
			25,185
Energy (1.8%)
	Apache Corp.	31,825	2,181

	XTO Energy, Inc.	35,462	1,832
	Kinder Morgan, Inc.	9,823	1,039
	Peabody Energy Corp.	25,596	1,034
	Smith International, Inc.	20,668	847
	Sunoco, Inc.	11,938	770
*	Ultra Petroleum Corp.	14,708	747
	CONSOL Energy, Inc.	17,930	639
*	Newfield Exploration Co.	12,521	541
	Pioneer Natural Resources Co.	11,814	454
	Patterson-UTI Energy, Inc.	15,296	341
	Rowan Cos., Inc.	10,541	323
	Pogo Producing Co.	5,590	267
	Teekay Shipping Corp.	5,289	262
			11,277
Financial Services (39.7%)
	Capital Markets (7.9%)
	The Goldman
	Sachs Group, Inc.	39,967	8,057
	Morgan Stanley	102,699	7,694
	Merrill Lynch & Co., Inc.	85,705	7,172
	Lehman Brothers
	Holdings, Inc.	51,400	3,768
	The Bank of
	New York Co., Inc.	72,903	2,961
	Charles Schwab Corp.	122,404	2,262
	Franklin Resources Corp.	18,408	2,161
	State Street Corp.	32,135	2,105
	Mellon Financial Corp.	40,093	1,741
	Bear Stearns Co., Inc.	11,389	1,734
	Ameriprise Financial, Inc.	23,775	1,390
	Legg Mason Inc.	12,777	1,313
	Northern Trust Corp.	21,345	1,287
	T. Rowe Price Group Inc.	25,682	1,196
*	E*TRADE Financial Corp.	41,247	952
	A.G. Edwards & Sons, Inc.	7,363	473
*	TD Ameritrade Holding Corp.	29,378	470
	^ Allied Capital Corp.	14,367	448
	SEI Investments Co.	7,244	438
	Janus Capital Group Inc.	19,187	408
	Investors Financial
	Services Corp.	6,372	373

	Commercial Banks (8.7%)
	Wells Fargo & Co.	324,368	11,256
	Wachovia Corp.	185,383	10,265
	U.S. Bancorp	170,915	6,095
	SunTrust Banks, Inc.	34,359	2,897
	Regions Financial Corp.	70,772	2,535
	BB&T Corp.	52,102	2,213

Fifth Third Bancorp	53,694	2,163
PNC Financial Services Group	28,726	2,106
KeyCorp	39,132	1,477
M & T Bank Corp.	10,823	1,298
Marshall & Ilsley Corp.	24,607	1,170
Synovus Financial Corp.	31,111	1,007
Comerica, Inc.	15,406	930
Zions Bancorp	10,276	877
Compass Bancshares Inc.	12,502	863
Commerce Bancorp, Inc.	18,045	603
Mercantile Bankshares Corp.	12,104	570
Huntington Bancshares Inc.	23,036	533
First Horizon National Corp.	12,038	519
Popular, Inc.	26,595	466

9

			Market
			Value•
		Shares	($000)
	Associated Banc-Corp.	12,658	438
	Colonial BancGroup, Inc.	14,899	385
	TD Banknorth, Inc.	11,151	358
	Commerce Bancshares, Inc.	6,915	342
	TCF Financial Corp.	12,699	336
	UnionBanCal Corp.	5,478	335
	City National Corp.	4,638	335
	Valley National Bancorp	11,243	283
	Fulton Financial Corp.	16,876	259

	Consumer Finance (2.0%)
	American Express Co.	117,829	6,701
	Capital One Financial Corp.	39,751	3,064
	SLM Corp.	39,984	1,704
*	AmeriCredit Corp.	12,136	296
	The First Marblehead Corp.	4,541	205
	Student Loan Corp.	374	72

	Diversified Financial Services (7.0%)
	Bank of America Corp.	432,315	21,992
	JPMorgan Chase & Co.	336,998	16,648
	Moody’s Corp.	27,352	1,770
	CIT Group Inc.	19,285	1,089
	The Chicago
	Mercantile Exchange	1,002	540
* ^	NYSE Group Inc.	6,031	512

	Insurance (7.2%)
	MetLife, Inc.	73,254	4,626
	Prudential Financial, Inc.	46,253	4,206
	The Allstate Corp.	60,559	3,637
	The Travelers Cos., Inc.	67,153	3,409
	The Hartford Financial
	Services Group Inc.	30,734	2,906
	AFLAC Inc.	48,159	2,273
	The Chubb Corp.	40,180	2,051
	Lincoln National Corp.	26,851	1,830
	ACE Ltd.	31,426	1,765
	Progressive Corp. of Ohio	73,884	1,694
	The Principal
	Financial Group, Inc.	26,179	1,594
	Genworth Financial Inc.	44,311	1,567
	XL Capital Ltd. Class A	17,495	1,242
	Ambac Financial Group, Inc.	10,169	891
	MBIA, Inc.	13,127	873
	Cincinnati Financial Corp.	16,805	726
	UnumProvident Corp.	33,198	711
	Safeco Corp.	10,231	683
	Assurant, Inc.	11,906	636
	Torchmark Corp.	9,549	610
	Everest Re Group, Ltd.	6,244	607
	W.R. Berkley Corp.	18,564	605
	White Mountains
	Insurance Group Inc.	1,045	601
	Axis Capital Holdings Ltd.	14,749	499

	Old Republic
	International Corp.	22,042	492
	Willis Group Holdings Ltd.	11,445	454
*	Markel Corp.	937	449
	First American Corp.	9,317	439
	PartnerRe Ltd.	5,498	382
	Brown & Brown, Inc.	13,476	379
	RenaissanceRe Holdings Ltd.	6,994	359
	Protective Life Corp.	6,714	298
	Unitrin, Inc.	4,872	223
	Transatlantic Holdings, Inc.	2,550	169
	Mercury General Corp.	2,621	140
	Erie Indemnity Co. Class A	2,216	119
*	CNA Financial Corp.	2,363	97
	Wesco Financial Corp.	141	67

	Real Estate (3.4%)
	Simon Property
	Group, Inc. REIT	21,451	2,418
	Vornado Realty Trust REIT	13,607	1,731
	General Growth
	Properties Inc. REIT	23,393	1,484
	Equity Residential REIT	28,287	1,437
	Boston Properties, Inc. REIT	11,340	1,362
	Host Hotels &
	Resorts Inc. REIT	50,067	1,316
	Public Storage, Inc. REIT	12,430	1,259
	Kimco Realty Corp. REIT	24,185	1,215
	Archstone-Smith Trust REIT	21,252	1,199
	Avalonbay
	Communities, Inc. REIT	7,266	1,000
	Developers Diversified
	Realty Corp. REIT	11,659	764
	Health Care Properties
	Investors REIT	19,222	707
	Plum Creek
	Timber Co. Inc. REIT	17,102	678
	The Macerich Co. REIT	6,984	654
	iStar Financial Inc. REIT	12,064	577
	Regency Centers Corp. REIT	6,707	575
	Duke Realty Corp. REIT	13,022	574

	AMB Property Corp. REIT	8,704	512
	Liberty Property Trust REIT	8,600	441
	Weingarten Realty
	Investors REIT	8,328	412
	Hospitality Properties
	Trust REIT	8,363	385

	Real Estate Management & Development (0.2%)
*	Realogy Corp.	20,700	612
	Forest City Enterprise Class A	7,337	453
	The St. Joe Co.	7,261	404

	Thrifts & Mortgage Finance (3.3%)
	Fannie Mae	93,942	5,329
	Freddie Mac	66,615	4,275

10

			Market
			Value•
		Shares	($000)
	Washington Mutual, Inc.	91,683	3,950
	Countrywide Financial Corp.	60,242	2,306
	Sovereign Bancorp, Inc.	45,820	1,158
	Hudson City Bancorp, Inc.	55,242	740
	MGIC Investment Corp.	8,018	484
	New York Community
	Bancorp, Inc.	28,680	480
	Radian Group, Inc.	7,783	447
	The PMI Group Inc.	7,705	361
	People’s Bank	6,823	303
	Astoria Financial Corp.	9,653	273
			242,494
Health Care (17.5%)
	Merck & Co., Inc.	211,102	9,322
	Abbott Laboratories	147,949	8,081
*	Amgen, Inc.	114,310	7,346
	UnitedHealth Group Inc.	130,575	6,816
	Eli Lilly & Co.	109,471	5,763
	Medtronic, Inc.	112,000	5,640
*	WellPoint Inc.	60,079	4,770
*	Genentech, Inc.	40,742	3,437
	Schering-Plough Corp.	143,556	3,371
	Baxter International, Inc.	63,888	3,195
*	Gilead Sciences, Inc.	44,286	3,169
	Cardinal Health, Inc.	39,361	2,759
	Caremark Rx, Inc.	41,413	2,551
*	Boston Scientific Corp.	142,743	2,328
	Aetna Inc.	50,598	2,240
*	Zimmer Holdings, Inc.	23,122	1,950
*	Celgene Corp.	35,926	1,915
	Stryker Corp.	29,338	1,820
	Allergan, Inc.	14,914	1,666
	McKesson Corp.	28,739	1,602
*	Forest Laboratories, Inc.	30,909	1,600
*	Genzyme Corp.	25,240	1,560
*	Biogen Idec Inc.	32,658	1,476
	CIGNA Corp.	9,957	1,419
*	St. Jude Medical, Inc.	34,165	1,355
*	Alcon, Inc.	8,774	1,093
	AmerisourceBergen Corp.	19,536	1,029
	Biomet, Inc.	23,808	1,008
*	Express Scripts Inc.	13,149	992
*	Laboratory Corp. of
	America Holdings	12,106	965
*	Humana Inc.	16,007	958
*	Coventry Health Care Inc.	15,437	840
*	MedImmune Inc.	23,176	740

	Quest Diagnostics, Inc.	14,181	724
*	Health Net Inc.	11,272	603
*	Hospira, Inc.	15,119	579
*	Sepracor Inc.	10,568	555
	Applera Corp.–Applied
	Biosystems Group	17,833	551
*	DaVita, Inc.	9,979	544
*	Waters Corp.	9,891	537
	Omnicare, Inc.	11,700	486
	Health Management
	Associates Class A	23,198	463
*	Henry Schein, Inc.	8,601	449
*	Patterson Cos.	13,332	445
*	King Pharmaceuticals, Inc.	23,277	434
	Mylan Laboratories, Inc.	20,363	431
*	Cephalon, Inc.	5,883	418
*	Triad Hospitals, Inc.	8,461	415
*	Barr Pharmaceuticals Inc.	7,678	407
	Manor Care, Inc.	7,121	382
*	Millipore Corp.	5,158	369
	Hillenbrand Industries, Inc.	5,972	357
*	Lincare Holdings, Inc.	8,920	348
*	Community Health
	Systems, Inc.	9,259	345
*	Millennium
	Pharmaceuticals, Inc.	30,528	330
*	Tenet Healthcare Corp.	45,353	310
*	Invitrogen Corp.	4,640	293
	Universal Health Services
	Class B	4,942	286
	Bausch & Lomb, Inc.	5,173	270
*	Watson Pharmaceuticals, Inc.	9,891	261
*	Kinetic Concepts, Inc.	5,045	248
*	Emdeon Corp.	14,890	222
*	ImClone Systems, Inc.	6,181	178
			107,016
Industrials (3.6%)
	United Parcel Service, Inc.	64,178	4,505
	Burlington Northern
	Santa Fe Corp.	34,896	2,763
	Union Pacific Corp.	25,938	2,558
	Norfolk Southern Corp.	38,453	1,823
	PACCAR, Inc.	24,268	1,686
	Masco Corp.	38,574	1,151
	Southwest Airlines Co.	76,060	1,151
	Pitney Bowes, Inc.	21,459	1,024
	C.H. Robinson Worldwide Inc.	16,836	858
	Robert Half International, Inc.	16,231	634
	Manpower Inc.	8,194	609

*	Monster Worldwide Inc.	11,925	595
	Republic Services, Inc.
	Class A	12,603	530
	Fastenal Co.	14,716	519
	Cintas Corp.	11,690	472
	Equifax, Inc.	12,138	470
*	ChoicePoint Inc.	7,825	304
	J.B. Hunt Transport
	Services, Inc.	10,561	281
			21,933
Information Technology (14.1%)
	Intel Corp.	564,146	11,198
*	Google Inc.	22,450	10,090
*	Apple Computer, Inc.	82,330	6,966

11

			Market
			Value•
		Shares	($000)
*	eBay Inc.	101,379	3,250
*	Yahoo! Inc.	98,930	3,053
	Automatic Data
	Processing, Inc.	53,401	2,659
	Applied Materials, Inc.	134,583	2,499
*	Adobe Systems, Inc.	56,171	2,205
	First Data Corp.	74,043	1,890
	Western Union Co.	74,043	1,605
*	Symantec Corp.	90,932	1,555
*	Broadcom Corp.	45,366	1,547
*	Electronic Arts Inc.	29,976	1,511
	Seagate Technology	55,643	1,497
*	Network Appliance, Inc.	36,362	1,406
	Analog Devices, Inc.	34,303	1,243
*	Cognizant Technology
	Solutions Corp.	13,599	1,227
*	NVIDIA Corp.	34,240	1,061
*	Juniper Networks, Inc.	54,397	1,029
	KLA-Tencor Corp.	19,362	1,002
	CA, Inc.	38,143	994
*	Intuit, Inc.	33,410	986
	Linear Technology Corp.	29,014	963
*	Autodesk, Inc.	22,463	924
*	Fiserv, Inc.	16,787	889
*	Marvell Technology Group Ltd.	42,344	869
*	Micron Technology, Inc.	73,196	868
	Fidelity National
	Information Services, Inc.	18,576	853
	National Semiconductor Corp.	32,732	839
	Xilinx, Inc.	32,660	837
*	MEMC Electronic
	Materials, Inc.	16,188	835
*	Advanced Micro Devices, Inc.	52,366	789
*	SanDisk Corp.	21,567	785
*	Akamai Technologies, Inc.	15,104	779
	Microchip Technology, Inc.	20,599	733
*	Altera Corp.	34,686	732
*	Amdocs Ltd.	19,397	671
*	Flextronics International Ltd.	58,635	641
*	LAM Research Corp.	13,772	615
*	BMC Software, Inc.	19,894	614
*	VeriSign, Inc.	23,793	602
*	Citrix Systems, Inc.	17,576	566
	Jabil Circuit, Inc.	20,496	548
*	Avaya Inc.	44,323	544
*	Iron Mountain, Inc.	19,262	536
*	Cadence Design Systems, Inc.	26,755	533

*	Avnet, Inc.	14,133	517
*	McAfee Inc.	15,446	465
*	Affiliated Computer
	Services, Inc. Class A	8,931	464
*	DST Systems, Inc.	6,375	449
*	BEA Systems, Inc.	37,604	449
*	Tellabs, Inc.	42,780	448
*	Ceridian Corp.	13,564	442
	Sabre Holdings Corp.	12,833	415
*	Check Point Software
	Technologies Ltd.	17,703	400
*	LSI Logic Corp.	38,248	388
*	Novellus Systems, Inc.	11,898	383
*	Agere Systems Inc.	16,373	359
*	Alliance Data Systems Corp.	5,832	348
*	Convergys Corp.	13,385	344
*	JDS Uniphase Corp.	20,223	328
*	Compuware Corp.	33,955	311
	Diebold, Inc.	6,345	301
*	Zebra Technologies Corp.
	Class A	6,836	271
*	QLogic Corp.	15,370	270
	MoneyGram International, Inc.	8,133	244
	Fair Isaac, Inc.	6,079	237
*	Sanmina-SCI Corp.	51,057	189
	Total System Services, Inc.	3,901	122
			86,182
Materials (1.0%)
	Air Products & Chemicals, Inc.	21,609	1,617
	Vulcan Materials Co.	9,179	1,069
	Southern Peru Copper Corp.
	(U.S. Shares)	8,535	601
	Sigma-Aldrich Corp.	12,812	525
	Sealed Air Corp.	7,925	511
*	The Mosaic Co.	16,914	430
*	Pactiv Corp.	12,892	415
	Bemis Co., Inc.	10,281	341
	Cabot Corp.	6,078	272
	Louisiana-Pacific Corp.	10,012	207
			5,988
Telecommunication Services (2.2%)
	Sprint Nextel Corp.	269,167	5,190
*	Qwest Communications
	International Inc.	184,624	1,639
*	American Tower Corp.
	Class A	40,627	1,574
*	NII Holdings Inc.	14,954	1,059
*	Level 3 Communications, Inc.	125,098	822

	Embarq Corp.	14,426	798
*	Crown Castle
	International Corp.	21,807	714
	CenturyTel, Inc.	11,115	497
	Citizens Communications Co.	31,033	468
	Telephone & Data
	Systems, Inc.–Special
	Common Shares	5,574	286
	Telephone & Data
	Systems, Inc.	4,973	277
			13,324
Utilities (0.4%)
	Questar Corp.	8,296	698
	NiSource, Inc.	26,142	622

12

		Market
		Value•
	Shares	($000)
Equitable Resources, Inc.	11,700	499
Pepco Holdings, Inc.	18,380	489
Puget Energy, Inc.	11,074	273
		2,581
Total Common Stocks
(Cost $530,498)		611,326
Temporary Cash Investments (0.6%)
[1] Vanguard Market Liquidity
Fund, 5.282%	2,271,217	2,271
[1] Vanguard Market Liquidity
Fund, 5.282%—Note E	1,410,600	1,411
Total Temporary Investments
(Cost $3,682)		3,682
Total Investments (100.6%)
(Cost $534,180)		615,008
Other Assets and Liabilities (–0.6%)
Other Assets—Note B		1,905
Liabilities—Note E		(5,741)
		(3,836)
Net Assets (100%)		611,172

At February 28, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	530,303
Undistributed Net Investment Income	609
Accumulated Net Realized Losses	(568)
Unrealized Appreciation	80,828
Net Assets	611,172

Investor Shares—Net Assets
Applicable to 53,905,991 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	499,082
Net Asset Value Per Share—
Investor Shares	$9.26

Institutional Shares—Net Assets
Applicable to 12,093,090 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	112,090
Net Asset Value Per Share—
Institutional Shares	$9.27

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. See Note E in Notes to Financial Statements.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

REIT—Real Estate Investment Trust.

13

Statement of Operations

Six Months Ended
February 28, 2007
($000)
Investment Income
Income
Dividends	4,728
Interest[1]	40
Security Lending	31
Total Income	4,799
Expenses
The Vanguard Group—Note B
Investment Advisory Services	41
Management and Administrative
Investor Shares	426
Institutional Shares	29
Marketing and Distribution
Investor Shares	58
Institutional Shares	12
Custodian Fees	40
Shareholders’ Reports
Investor Shares	11
Institutional Shares	—
Total Expenses	617
Net Investment Income	4,182
Realized Net Gain (Loss) on Investment Securities Sold	13,342
Change in Unrealized Appreciation (Depreciation) of Investment Securities	33,835
Net Increase (Decrease) in Net Assets Resulting from Operations	51,359

1  Interest income from an affiliated company of the fund was $28,000.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,182	6,194
Realized Net Gain (Loss)	13,342	2,537
Change in Unrealized Appreciation (Depreciation)	33,835	21,293
Net Increase (Decrease) in Net Assets Resulting from Operations	51,359	30,024
Distributions
Net Investment Income
Investor Shares	(6,055)	(4,630)
Institutional Shares	(1,389)	(363)
Realized Capital Gain
Investor Shares	—	—
Institutional Shares	—	—
Total Distributions	(7,444)	(4,993)
Capital Share Transactions—Note F
Investor Shares	57,766	21,636
Institutional Shares	18,003	56,187
Net Increase (Decrease) from Capital Share Transactions	75,769	77,823
Total Increase (Decrease)	119,684	102,854
Net Assets
Beginning of Period	491,488	388,634
End of Period[1]	611,172	491,488

1  Net Assets—End of Period includes undistributed net investment income of $609,000 and $3,871,000.

15

Financial Highlights

FTSE Social Index Fund Investor Shares

	Six Months
For a Share Outstanding	Ended
	Feb. 28,	Year Ended August 31,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$8.51	$8.03	$7.40	$6.87	$6.02	$7.57
Investment Operations
Net Investment Income	.06	.11	.13[1]	.08	.07	.05
Net Realized and Unrealized
Gain (Loss) on Investments	.81	.47	.62	.52	.84	(1.55)
Total from Investment Operations	.87	.58	.75	.60	.91	(1.50)
Distributions
Dividends from Net Investment Income	(.12)	(.10)	(.12)	(.07)	(.06)	(.05)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(.12)	(.10)	(.12)	(.07)	(.06)	(.05)
Net Asset Value, End of Period	$9.26	$8.51	$8.03	$7.40	$6.87	$6.02

Total Return[2]	10.23%	7.25%	10.16%	8.75%	15.28%	–19.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$499	$405	$361	$274	$150	$94
Ratio of Total Expenses to
Average Net Assets	0.24%*	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of Net Investment Income
to Average Net Assets	1.49%*	1.41%	1.74%[1]	1.17%	1.18%	0.82%
Portfolio Turnover Rate	33%*	51%[3]	12%	8%	14%	18%

1  Net investment income per share and the ratio of net investment income to average net assets include $0.04 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

2  Total returns do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

3  Includes activity related to a change in the fund’s target index.

*  Annualized.

16

FTSE Social Index Fund Institutional Shares

	Six Months
	Ended				Jan.14[1] to
	Feb. 28,	Year Ended August 31,			Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$8.52	$8.04	$7.41	$6.88	$6.22
Investment Operations
Net Investment Income	.069	.12	.138[2]	.084	.05
Net Realized and Unrealized Gain (Loss) on Investments	.813	.47	.620	.522	.61
Total from Investment Operations	.882	.59	.758	.606	.66
Distributions
Dividends from Net Investment Income	(.132)	(.11)	(.128)	(.076)	—
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.132)	(.11)	(.128)	(.076)	—
Net Asset Value, End of Period	$9.27	$8.52	$8.04	$7.41	$6.88

Total Return	10.36%	7.37%	10.26%	8.83%	10.61%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$112	$87	$27	$13	$12
Ratio of Total Expenses to Average Net Assets	0.11%*	0.12%	0.12%	0.12%	0.12%*
Ratio of Net Investment Income to
Average Net Assets	1.62%*	1.54%	1.83%[2]	1.30%	1.32%*
Portfolio Turnover Rate	33%*	51%[3]	12%	8%	14%

1  Inception.

2  Net investment income per share and the ratio of net investment income to average net assets include $0.036 and 0.43%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

3  Includes activity related to a change in the fund’s target index.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Notes to Financial Statements

Vanguard FTSE Social Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Investor Shares and Institutional Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Institutional Shares are designed for investors who meet certain administrative and service criteria and invest a minimum of $5 million.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $57,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.06% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

18

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $13,625,000 to offset future net capital gains of $56,000 through August 31, 2009, $3,511,000 through August 31, 2010, $5,506,000 through August 31, 2011, $3,200,000 through August 31, 2012, $985,000 through August 31, 2013, and $367,000 through August 31, 2014. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance(s) above.

At February 28, 2007, the cost of investment securities for tax purposes was $534,180,000. Net unrealized appreciation of investment securities for tax purposes was $80,828,000, consisting of unrealized gains of $95,631,000 on securities that had risen in value since their purchase and $14,803,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $165,936,000 of investment securities and sold $92,914,000 of investment securities other than temporary cash investments.

E. The market value of securities on loan to broker-dealers at February 28, 2007, was $1,344,000, for which the fund received cash collateral of $1,411,000.

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	86,831	9,506	111,874	13,456
Issued in Lieu of Cash Distributions	5,638	610	4,249	509
Redeemed	(34,703)	(3,814)	(94,487)	(11,368)
Net Increase (Decrease)—Investor Shares	57,766	6,302	21,636	2,597
Institutional Shares
Issued	20,704	2,235	60,218	7,250
Issued in Lieu of Cash Distributions	1,389	150	363	44
Redeemed	(4,090)	(452)	(4,394)	(530)
Net Increase (Decrease)—Institutional Shares	18,003	1,933	56,187	6,764

19

G. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

20

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended February 28, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
FTSE Social Index Fund	8/31/2006	2/28/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,102.26	$1.25
Institutional Shares	1,000.00	1,103.55	0.57
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.60	$1.20
Institutional Shares	1,000.00	1,024.25	0.55

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.24% for Investor Shares and 0.11% for Institutional Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

21

Note that the expenses shown in the table on page 21 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

22

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

23

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	All other marks are the exclusive property of their
respective owners.
Direct Investor Account Services > 800-662-2739
All comparative mutual fund data are from Lipper Inc.
Institutional Investor Services > 800-523-1036	or Morningstar, Inc., unless otherwise noted.

Text Telephone for the
Hearing-Impaired > 800-952-3335	You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. They are also available from
the SEC’s website, www.sec.gov. In addition, you may
This material may be used in conjunction	obtain a free report on how your fund voted the proxies for
with the offering of shares of any Vanguard	securities it owned during the 12 months ended June 30.
fund only if preceded or accompanied by	To get the report, visit either www.vanguard.com
the fund’s current prospectus.	or www.sec.gov.

Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.	You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
“FTSE®” and “FTSE4Good™” are trademarks jointly	at 202-551-8090. Information about your fund is also
owned by the London Stock Exchange plc and The	available on the SEC’s website, and you can receive
Financial Times Limited and are used by FTSE	copies of this information, for a fee, by sending a
International Limited under license. The FTSE4Good	request in either of two ways: via e-mail addressed to
US Select Index is calculated by FTSE International	publicinfo@sec.gov or via regular mail addressed to the
Limited. FTSE International Limited does not sponsor,	Public Reference Section, Securities and Exchange
endorse, or promote the fund; is not in any way	Commission, Washington, DC 20549-0102.
connected to it; and does not accept any liability in
relation to its issue, operation, and trading.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q2132 042007

Vanguard® U.S. Sector Index Funds

> Semiannual Report

February 28, 2007

Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Telecommunication Services Index Fund

Vanguard Utilities Index Fund

>  During the six months ended February 28, the broad U.S. stock market returned just over 10%, despite a sharp pullback at the end of the fiscal half-year.

>  Returns were positive for all Vanguard U.S. Sector Index Funds. The top performers were the materials, consumer discretionary, and telecommunication services sectors.

>  The weakest gains came from the energy, health care, and consumer staples groups.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Consumer Discretionary Index Fund	7
Consumer Staples Index Fund	15
Energy Index Fund	21
Financials Index Fund	28
Health Care Index Fund	37
Industrials Index Fund	44
Information Technology Index Fund	52
Materials Index Fund	60
Telecommunication Services Index Fund	67
Utilities Index Fund	73
About Your Fund’s Expenses	79
Glossary	80

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended February 28, 2007

Admiral™ Shares[1]

Vanguard Consumer Discretionary
Index Fund	18.0%
MSCI® US IMI/Consumer Discretionary	18.2

Vanguard Consumer Staples Index Fund	5.4%
MSCI US IMI/Consumer Staples	4.7

Vanguard Energy Index Fund	3.6%
MSCI US IMI/Energy	3.9

Vanguard Financials Index Fund	9.0%
MSCI US IMI/Financials	9.2

Vanguard Health Care Index Fund	4.0%
MSCI US IMI/Health Care	4.1

Vanguard Industrials Index Fund	12.1%
MSCI US IMI/Industrials	12.0

Vanguard Information Technology
Index Fund	9.6%
MSCI US IMI/Information Technology	9.7

Vanguard Materials Index Fund	21.6%
MSCI US IMI/Materials	21.8

Vanguard Telecommunication Services
Index Fund	17.3%
MSCI US IMI/Telecommunication Services	16.9

Vanguard Utilities Index Fund	12.2%
MSCI US IMI/Utilities	12.3

MSCI US IMI/2500	9.8%

ETF Shares[2]

Vanguard Consumer Discretionary ETF
Market Price	17.4%
Net Asset Value	18.0
MSCI US IMI/Consumer Discretionary	18.2

Vanguard Consumer Staples ETF
Market Price	5.3%
Net Asset Value	5.4
MSCI US IMI/Consumer Staples	4.7

Vanguard Energy ETF
Market Price	3.5%
Net Asset Value	3.6
MSCI US IMI/Energy	3.9

Vanguard Financials ETF
Market Price	8.8%
Net Asset Value	9.1
MSCI US IMI/Financials	9.2

Vanguard Health Care ETF
Market Price	4.0%
Net Asset Value	4.0
MSCI US IMI/Health Care	4.1

Vanguard Industrials ETF
Market Price	12.1%
Net Asset Value	12.1
MSCI US IMI/Industrials	12.0
Vanguard Information Technology ETF

Market Price	9.5%
Net Asset Value	9.6
MSCI US IMI/Information Technology	9.7

Vanguard Materials ETF
Market Price	21.6%
Net Asset Value	21.6
MSCI US IMI/Materials	21.8

Vanguard Telecommunication Services ETF
Market Price	16.9%
Net Asset Value	17.3
MSCI US IMI/Telecommunication Services	16.9

Vanguard Utilities ETF
Market Price	12.2%
Net Asset Value	12.2
MSCI US IMI/Utilities	12.3

MSCI US IMI/2500	9.8%

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund. Returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

2  Vanguard ETF™ Shares are traded on the American Stock Exchange and are available only through brokers. The table shows the ETF returns based on both the AMEX market price and the net asset value for a share. U.S. Pat. No. 6,879,964 B2.

Note: MSCI US IMI/2500 is the Morgan Stanley Capital International® US Investable Market 2500 Index.

1

Chairman’s Letter

Dear Shareholder,

The first half of the fiscal year for the Vanguard U.S. Sector Index Funds was very strong, with a broad market return of 10.2%. Among the individual market sectors, the smallest gains came from energy, health care, and consumer staples, which generated low single-digit returns. Telecommunication services, materials, and consumer discretionary, on the other hand, were at the high end, with half-year returns approaching or exceeding 20%. Clustered in the middle were financials, industrials, information technology, and utilities.

The broad market benefited from continued strength in corporate profits and the persistence of lower long-term interest rates (as well as the contained inflation that such rates imply). Outside of the energy sector, lower oil prices were also a boon. A shopping spree by private equity firms boosted prices for acquisition targets, particularly in “hot” areas of the economy, such as real estate and commodities. Fears that declining home sales would slow the overall economy proved unfounded.

The tables on page 1 show the total returns for each share class of the U.S. Sector Index Funds and for the funds’ target indexes. To help put those returns in context, we list results for a variety of broad stock and bond indexes in the Market Barometer table below.

Steady climb in U.S. stocks was interrupted late in February

U.S. stocks climbed at a healthy pace during the six months ended February 28, buoyed by strong profit growth, solid consumer spending, and restrained inflation. The last few days of February saw a sudden reversal in the market, as investors reacted to turmoil in Chinese markets, signs of slower growth in gross domestic product, and news that manufacturing orders fell steeply in January.

Barely more than a percentage point separated six-month gains for large-capitalization and small-cap stocks. Across market capitalizations, the performance of growth-oriented stocks trailed that of value-oriented stocks. International and emerging markets continued to hold an edge over returns in U.S. markets. Returns for U.S. investors were boosted by a weakened dollar.

Market Barometer
		Average Annual Total Returns
	Periods Ended February 28, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	9.7%	12.3%	7.6%
Russell 2000 Index (Small-caps)	10.8	9.9	12.4
Dow Jones Wilshire 5000 Index (Entire market)	10.2	12.4	8.5
MSCI All Country World Index ex USA (International)	12.4	20.4	18.0

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	3.7%	5.5%	5.0%
Lehman Municipal Bond Index	2.9	5.0	5.1
Citigroup 3-Month T-Bill Index	2.5	4.9	2.4

CPI
Consumer Price Index	–0.2%	2.4%	2.7%

1  Annualized.

2

The Fed held firm on rates, prompting a bond rally

The Federal Reserve Board held its target for the federal funds rate at 5.25% throughout the fiscal period. Treasury bond markets responded with improved prices and declining yields across the maturity spectrum, affirming the Fed’s view that inflation was under control.

The exception to falling yields was at the shortest end of the maturity range, where the yield on 3-month Treasuries increased. The result was a more steeply inverted yield curve. In this environment, longer-term securities outperformed shorter-term issues. Corporate bonds generally outperformed municipal issues.

Materials sector repeated prior year’s strong performance

As noted, all sectors recorded positive returns over the six months. The highest-returning trio were materials, consumer discretionary, and telecom services.

The highly cyclical materials sector continued to lead the market, partly because of the fast-growing Chinese economy’s voracious appetite for raw materials and the basic building blocks of industrial infrastructure. Companies providing construction materials and steel were by far the strongest performers in the sector. The only exception within the group was among companies that mine precious metals.

Consumer discretionary stocks were second in the performance lineup, with an advance of 18.2% for this subgroup of the Morgan Stanley Capital International US Investable Market 2500 Index. The same group fell –1.8% in the most recent fiscal year. The turnaround was largely attributable to a strong rebound among auto parts companies, some of which are picking up increasing business from foreign car manufacturers. Luxury goods makers, high-end retailers, and hoteliers also drove returns in this category.

Telecom services stocks produced similarly strong increases. AT&T, the sector’s bellwether stock, completed its acquisition of BellSouth during the half-year and rose 20%.

The three lagging sectors, by comparison—energy, health care, and consumer staples—produced gains that were about half that of the broad market. Oil prices fell during much of the half-year, restraining the returns of integrated energy giants. Many equipment and services providers lost ground, as did coal producers.

Like energy, health care is dominated by a few large constituents, with Johnson & Johnson and Pfizer making up nearly one-fifth of the sector. Each lost ground during the six months. Gains were in double digits, however, for providers of equipment, supplies, and technology to the health care industry.

Many of the large brand names within consumer staples produced negative or meager returns, including Coca-Cola, PepsiCo, Procter & Gamble, and Altria Group.

Other sectors enjoyed returns closer to the market average, although results within each group were widely dispersed. In financials, for example, strong increases among investment banks, asset managers, and real estate investment trusts contrasted with market-trailing returns for commercial banks, thrifts, and consumer finance companies.

The U.S. Sector Index Funds generally met their objectives of tightly tracking their target benchmarks. Please note that federal regulations require some of the funds to maintain stock weightings different from those of their target indexes to avoid excessive concentration in a few stocks. This is the case for the Consumer Staples, Energy, Industrials, and Telecommunication Services Index Funds. Their returns may diverge from their indexes as a result; for the period, the Consumer Staples, Industrials, and Telecommunications Services funds exceeded their index return.

Indexing experience, low costs serve investors’ targeted approach

Investors in our family of sector funds are seeking both low costs and a finely targeted investment. These funds seek to track Morgan Stanley Capital International indexes, which, in Vanguard’s view, are a superior representation of the various market segments.

The combination of Vanguard’s 30 years of experience in managing index investments and our history of keeping costs low for our clients is a powerful one for investors seeking a low-cost, niche investment. These attributes will not, however, protect you from the risks of an investment in a single sector of the market. Any one of these sectors is a highly volatile investment that is best used to further diversify a portfolio already balanced across asset classes and diversified within those classes.

Thank you for investing with Vanguard,

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

March 13, 2007

3

Your Fund’s Performance at a Glance

August 31, 2006–February 28, 2007

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Consumer Discretionary Index Fund
Admiral Shares	$27.03	$31.65	$0.242	$0.000
ETF Shares	52.28	61.22	0.470	0.000
Consumer Staples Index Fund
Admiral Shares	$30.56	$31.75	$0.462	$0.000
ETF Shares	61.94	64.34	0.960	0.000
Energy Index Fund
Admiral Shares	$40.36	$41.38	$0.445	$0.000
ETF Shares	80.90	82.91	0.929	0.000
Financials Index Fund
Admiral Shares	$29.86	$32.19	$0.365	$0.000
ETF Shares	59.57	64.22	0.740	0.000
Health Care Index Fund
Admiral Shares	$27.99	$28.80	$0.298	$0.000
ETF Shares	55.99	57.61	0.615	0.000
Industrials Index Fund
Admiral Shares	$30.72	$34.05	$0.380	$0.000
ETF Shares	59.85	66.33	0.744	0.000
Information Technology Index Fund
Admiral Shares	$24.40	$26.68	$0.060	$0.000
ETF Shares	47.66	52.12	0.136	0.000
Materials Index Fund
Admiral Shares	$32.37	$38.76	$0.570	$0.000
ETF Shares	63.65	76.20	1.136	0.000
Telecommunication Services Index Fund
Admiral Shares	$33.29	$38.56	$0.476	$0.000
ETF Shares	65.40	75.77	0.927	0.000
Utilities Index Fund
Admiral Shares	$36.47	$40.31	$0.549	$0.000
ETF Shares	72.68	80.32	1.107	0.000

4

ETF Premium/Discount Record

The extent to which the funds’ ETF Shares have traded at a premium or a discount to net asset value (NAV) since inception. Market prices for ETF Shares, and for exchange-traded funds in general, can deviate from the NAV of the underlying securities.

			Market Price
			Above or Equal to		Market Price Below
			Net Asset Value		Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]–February 28, 2007
Consumer Discretionary ETF	0–24.9	439	56.28%	303	38.84%
	25–49.9	28	3.59	3	0.38
	50–74.9	1	0.13	2	0.26
	75–100.0	0	0.00	0	0.00
	>100.0	2	0.26	2	0.26
	Total	470	60.26%	310	39.74%
January 26, 2004[1]–February 28, 2007
Consumer Staples ETF	0–24.9	473	60.64%	294	37.69%
	25–49.9	9	1.15	2	0.26
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	2	0.26
	>100.0	0	0.00	0	0.00
	Total	482	61.79%	298	38.21%
September 23, 2004[1]–February 28, 2007
Energy ETF	0–24.9	327	53.35%	281	45.84%
	25–49.9	4	0.65	1	0.16
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	331	54.00%	282	46.00%
January 26, 2004[1]–February 28, 2007
Financials ETF	0–24.9	460	58.97%	281	36.02%
	25–49.9	29	3.72	1	0.13
	50–74.9	1	0.13	1	0.13
	75–100.0	2	0.26	1	0.13
	>100.0	1	0.13	3	0.38
	Total	493	63.21%	287	36.79%
January 26, 2004[1]–February 28, 2007
Health Care ETF	0–24.9	489	62.70%	286	36.66%
	25–49.9	4	0.51	1	0.13
	50–74.9	0	0.00	0	0.00
	75–100.0	0	0.00	0	0.00
	>100.0	0	0.00	0	0.00
	Total	493	63.21%	287	36.79%
September 23, 2004[1]–February 28, 2007
Industrials ETF	0–24.9	331	54.00%	241	39.31%
	25–49.9	33	5.38	2	0.33
	50–74.9	1	0.16	0	0.00
	75–100.0	2	0.33	1	0.16
	>100.0	0	0.00	2	0.33
	Total	367	59.87%	246	40.13%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

5

ETF Premium/Discount Record (continued)

			Market Price
			Above or Equal to		Market Price Below
			Net Asset Value		Net Asset Value
	Basis Point	Number	Percentage of	Number	Percentage of
	Differential[2]	of Days	Total Days	of Days	Total Days
January 26, 2004[1]–February 28, 2007
Information Technology ETF	0–24.9	467	59.87%	287	36.79%
	25–49.9	7	0.90	4	0.51
	50–74.9	1	0.13	1	0.13
	75–100.0	0	0.00	1	0.13
	>100.0	5	0.64	7	0.90
	Total	480	61.54%	300	38.46%
January 26, 2004[1]–February 28, 2007
Materials ETF	0–24.9	405	51.92%	363	46.53%
	25–49.9	1	0.13	1	0.13
	50–74.9	1	0.13	7	0.90
	75–100.0	0	0.00	1	0.13
	>100.0	1	0.13	0	0.00
	Total	408	52.31%	372	47.69%
September 23, 2004[1]–February 28, 2007
Telecommunication Services ETF	0–24.9	288	46.98%	275	44.86%
	25–49.9	32	5.22	2	0.33
	50–74.9	1	0.16	2	0.33
	75–100.0	2	0.33	1	0.16
	>100.0	3	0.49	7	1.14
	Total	326	53.18%	287	46.82%
January 26, 2004[1]–February 28, 2007
Utilities ETF	0–24.9	408	52.31%	361	46.28%
	25–49.9	4	0.51	4	0.51
	50–74.9	0	0.00	1	0.13
	75–100.0	0	0.00	1	0.13
	>100.0	0	0.00	1	0.13
	Total	412	52.82%	368	47.18%

1  Inception.

2  One basis point equals 1/100 of a percentage point.

6

Consumer Discretionary Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	438	437	2,452
Median Market Cap	$17.7B	$17.7B	$31.3B
Price/Earnings Ratio	20.1x	20.1x	17.0x
Price/Book Ratio	2.6x	2.6x	2.8x
Yield		1.0%	1.7%
Admiral Shares	0.8%
ETF Shares	0.8%
Return on Equity	14.9%	14.9%	17.8%
Earnings Growth Rate	22.3%	22.3%	18.3%
Foreign Holdings	0.4%	0.4%	0.0%
Turnover Rate	8%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Advertising	2%
Apparel Retail	5
Apparel, Accessories & Luxury Goods	3
Auto Parts & Equipment	2
Automobile Manufacturers	2
Automotive Retail	2
Broadcasting & Cable TV	12
Casinos & Gaming	4
Catalog Retail	1
Computer & Electronics Retail	2
Consumer Electronics	1
Department Stores	5
Distributors	1
Education Services	1
Footwear	1
General Merchandise Stores	4
Home Furnishings	1
Home Improvement Retail	7
Homebuilding	3
Home Furnishing Retail	1
Hotels, Resorts & Cruise Lines	5
Household Appliances	1
Housewares & Specialties	1
Internet Retail	2
Leisure Products	1
Motorcycle Manufacturers	1
Movies & Entertainment	13
Publishing	4
Restaurants	8
Specialized Consumer Services	1
Specialty Stores	3

Ten Largest Holdings[4] (% of total net assets)

Home Depot, Inc.	4.5%
Time Warner, Inc.	4.4
Comcast Corp.	4.2
The Walt Disney Co.	3.7
News Corp.	3.0
McDonald’s Corp.	3.0
Target Corp.	2.7
Lowe’s Cos., Inc.	2.6
Federated Department Stores, Inc.	1.3
Viacom Inc.	1.3
Top Ten	30.7%

1  MSCI US IMI/Consumer Discretionary.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

7

Consumer Discretionary Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		16.59%	7.54%
Net Asset Value		16.52	7.50
Admiral Shares[2]	7/14/2005	16.47	8.31

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 13 for dividend and capital gains information.

8

Consumer Discretionary Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Auto Components (2.3%)
	Johnson Controls, Inc.	9,917	930
	BorgWarner, Inc.	2,914	215
*	The Goodyear Tire &
	Rubber Co.	8,109	200
*	Lear Corp.	3,393	125
	Gentex Corp.	7,285	122
*	TRW Automotive
	Holdings Corp.	2,226	68
	ArvinMeritor, Inc.	3,259	60
*	Tenneco Automotive, Inc.	2,349	57
*	Visteon Corp.	6,444	55
*	LKQ Corp.	2,391	52
	American Axle &
	Manufacturing Holdings, Inc.	2,074	51
	Cooper Tire & Rubber Co.	2,978	44
	Modine Manufacturing Co.	1,580	39
*	Aftermarket Technology Corp.	1,095	25
	Superior Industries
	International, Inc.	1,093	23
*	Drew Industries, Inc.	810	23
	Sauer-Danfoss, Inc.	577	21
	Bandag, Inc.	318	16
	Bandag, Inc. Class A	251	13
			2,139
Automobiles (2.7%)

	Harley-Davidson, Inc.	13,296	876
	General Motors Corp.	22,946	732
	Ford Motor Co.	91,792	727
	Thor Industries, Inc.	1,861	78
	Winnebago Industries, Inc.	1,520	49
*	Fleetwood Enterprises, Inc.	3,192	30
	Monaco Coach Corp.	1,438	23
			2,515
Distributors (0.6%)
	Genuine Parts Co.	8,727	425
	Building Materials
	Holding Corp.	1,489	31
*	Keystone Automotive
	Industries, Inc.	845	28
*	Source Interlink Cos., Inc.	2,505	18
*	Audiovox Corp.	890	13
*	Core-Mark Holding Co., Inc.	269	8
			523
Diversified Consumer Services (2.7%)
*	Apollo Group, Inc. Class A	7,434	352
	H & R Block, Inc.	15,759	343
	ServiceMaster Co.	14,770	202
	Service Corp. International	14,962	176
*	ITT Educational Services, Inc.	2,140	171
*	Laureate Education Inc.	2,482	148
*	Career Education Corp.	4,904	145
	Sotheby’s	2,743	100
	Regis Corp.	2,323	98
	Weight Watchers
	International, Inc.	1,804	85
	DeVry, Inc.	3,057	84
	Strayer Education, Inc.	697	82
	Matthews International Corp.	1,636	65
*	Corinthian Colleges, Inc.	4,405	61
	Jackson Hewitt Tax
	Service Inc.	1,748	56
*	Bright Horizons Family
	Solutions, Inc.	1,399	56
	Stewart Enterprises, Inc.
	Class A	5,116	40
*	Steiner Leisure Ltd.	830	38
*	Coinstar, Inc.	1,249	37
*	INVESTools Inc.	1,952	31
*	Universal Technical

	Institute Inc.	1,106	26
*	Vertrue Inc.	487	24
*	Pre-Paid Legal Services, Inc.	527	22
	Coinmach Service Corp.
	Class A	1,476	16
*	Educate, Inc.	925	7
			2,465
Food Products (0.0%)
*	Peet’s Coffee & Tea Inc.	643	16

Hotels, Restaurants & Leisure (16.6%)
	McDonald’s Corp.	62,926	2,751
*	Starbucks Corp.	38,339	1,185
	Carnival Corp.	22,247	1,033
	Marriott International, Inc.
	Class A	17,150	822
	Yum! Brands, Inc.	13,526	784
	Harrah’s Entertainment, Inc.	8,953	756
	Starwood Hotels &
	Resorts Worldwide, Inc.	10,821	712
	International Game Technology	17,212	710
	Hilton Hotels Corp.	18,585	656
*	Las Vegas Sands Corp.	5,396	465
*	MGM Mirage, Inc.	6,476	460
*	Wyndham Worldwide Corp.	10,146	357
	Tim Hortons, Inc.	9,820	294
	Darden Restaurants Inc.	7,091	290
	Royal Caribbean Cruises, Ltd.	6,383	259
	Wynn Resorts Ltd.	2,558	251
	Station Casinos, Inc.	2,561	221
	Brinker International, Inc.	6,178	210
*	Penn National Gaming, Inc.	3,711	173
	Wendy’s International, Inc.	4,833	155
	OSI Restaurant Partners, Inc.	3,395	136
	Boyd Gaming Corp.	2,861	134
*	Jack in the Box Inc.	1,706	117
*	Scientific Games Corp.	3,451	113
*	Gaylord Entertainment Co.	2,066	112
	Orient-Express Hotel Ltd.	2,143	111
*	The Cheesecake Factory Inc.	3,788	103
	Applebee’s International, Inc.	3,800	97
*	Pinnacle Entertainment, Inc.	2,942	95
*	Panera Bread Co.	1,510	92
	Ruby Tuesday, Inc.	2,975	87

	International Speedway Corp.	1,577	84
*	Sonic Corp.	3,478	75
*	CEC Entertainment Inc.	1,668	71
*	Life Time Fitness, Inc.	1,464	70
	Choice Hotels
	International, Inc.	1,857	70
	Bob Evans Farms, Inc.	1,850	67
*	Vail Resorts Inc.	1,284	67
	Domino’s Pizza, Inc.	2,071	64
	CBRL Group, Inc.	1,311	61
	Burger King Holdings Inc.	2,743	58
*	P.F. Chang’s China Bistro, Inc.	1,254	55
	CKE Restaurants Inc.	2,768	53
*	Bally Technologies Inc.	2,409	53
*	Rare Hospitality
	International Inc.	1,705	53
*	WMS Industries, Inc.	1,345	50
	IHOP Corp.	832	46
	Ameristar Casinos, Inc.	1,311	43
	Triarc Cos., Inc. Class B	2,287	41
*	Chipotle Mexican Grill, Inc.	667	40
*	Shuffle Master, Inc.	1,764	38
*	Papa John’s International, Inc.	1,246	37
*	Texas Roadhouse, Inc.	2,378	35
*	Six Flags, Inc.	5,041	31
*	California Pizza Kitchen, Inc.	958	31
*	Red Robin Gourmet
	Burgers, Inc.	752	30
	Speedway Motorsports, Inc.	792	30
*	Krispy Kreme Doughnuts, Inc.	2,893	29
	Landry’s Restaurants, Inc.	875	26
*	AFC Enterprises, Inc.	1,489	26
	The Marcus Corp.	1,092	24
*	O’Charley’s Inc.	1,145	24
*	Steak n Shake Co.	1,358	23
	Ambassadors Group, Inc.	784	23
*	Morgans Hotel Group	1,188	21
*	Trump Entertainment
	Resorts, Inc.	1,102	19
*	Denny’s Corp.	3,967	19
*	Isle of Capri Casinos, Inc.	694	19
*	Ruth’s Chris Steak House	863	19
	Churchill Downs, Inc.	419	18
	Triarc Cos., Inc. Class A	908	18

*	Great Wolf Resorts, Inc.	1,320	18
*	MTR Gaming Group Inc.	1,252	16
*	BJ’s Restaurants Inc.	729	15
*	Bluegreen Corp.	1,062	13
*	Monarch Casino &
	Resort, Inc.	486	13
*	Town Sports International
	Holdings, Inc.	527	10
*	Magna Entertainment Corp.
	Class A	2,002	8
	Dover Downs Gaming &
	Entertainment, Inc.	670	8
			15,503
Household Durables (6.6%)
	Fortune Brands, Inc.	7,675	617
	Newell Rubbermaid, Inc.	14,071	431

9

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	D. R. Horton, Inc.	14,258	362
	Whirlpool Corp.	3,972	350
	Garmin Ltd.	6,053	331
	Pulte Homes, Inc.	11,039	326
	Harman International
	Industries, Inc.	3,215	319
	Lennar Corp. Class A	6,414	316
	Black & Decker Corp.	3,486	294
	Centex Corp.	5,992	278
*	Mohawk Industries, Inc.	2,753	241
	Leggett & Platt, Inc.	9,217	220
	The Stanley Works	3,708	206
	KB Home	3,971	197
*	Toll Brothers, Inc.	5,876	175
*	NVR, Inc.	234	158
	Snap-On Inc.	2,779	139
*	Jarden Corp.	3,071	112
	Ryland Group, Inc.	2,208	106
	MDC Holdings, Inc.	1,716	88
	Standard Pacific Corp.	3,317	85
	Beazer Homes USA, Inc.	2,033	80
	American Greetings Corp.
	Class A	2,824	66
	Tupperware Brands Corp.	2,786	65
	Tempur-Pedic International Inc.	2,531	63
	Ethan Allen Interiors, Inc.	1,593	59
*	Hovnanian Enterprises Inc.
	Class A	1,753	55
*	Meritage Corp.	1,204	47
	Furniture Brands
	International Inc.	2,362	38
*	WCI Communities, Inc.	1,706	36
	La-Z-Boy Inc.	2,564	35
*	Helen of Troy Ltd.	1,441	33
	Sealy Corp.	1,844	32
*	Champion Enterprises, Inc.	3,780	30
	Blyth, Inc.	1,297	27
	Kimball International, Inc.
	Class B	1,222	26
	Brookfield Homes Corp.	613	22
	M/I Homes, Inc.	621	20

*	Avatar Holding, Inc.	264	19
	CSS Industries, Inc.	451	16
	Skyline Corp.	351	12
	Levitt Corp. Class A	801	10
	Technical Olympic USA, Inc.	1,058	10
*	Palm Harbor Homes, Inc.	525	7
*	iRobot Corp.	466	6
*	Directed Electronics Inc.	676	6
			6,171
Internet & Catalog Retail (2.7%)
*	Liberty Media Corp.-Interactive
	Series A	34,005	801
*	Amazon.com, Inc.	15,934	624
*	IAC/InterActiveCorp	10,406	408
*	Expedia, Inc.	11,210	238
*	Priceline.com, Inc.	1,764	92
*	Nutri/System Inc.	1,556	70
*	Netflix.com, Inc.	2,589	58
*	VistaPrint Ltd.	1,474	55
*	Coldwater Creek Inc.	2,800	52
*	Blue Nile Inc.	759	30
*	ValueVision Media, Inc.	1,556	19
*	GSI Commerce, Inc.	991	19
*	Stamps.com Inc.	1,009	16
*	Overstock.com, Inc.	732	13
*	FTD Group, Inc.	673	13
*	1-800-FLOWERS.COM, Inc.	1,274	9
			2,517
Leisure Equipment & Products (1.9%)
	Mattel, Inc.	19,189	499
	Eastman Kodak Co.	14,567	348
	Hasbro, Inc.	7,491	212
	Brunswick Corp.	4,754	155
	Polaris Industries, Inc.	2,090	100
	Pool Corp.	2,676	94
*	Marvel Entertainment, Inc.	3,217	89
	Callaway Golf Co.	3,627	55
*	RC2 Corp.	954	38
*	JAKKS Pacific, Inc.	1,302	32
	Oakley, Inc.	1,433	30
*	K2 Inc.	2,378	28
	Nautilus Inc.	1,561	27
*	MarineMax, Inc.	905	21
*	Leapfrog Enterprises, Inc.	1,768	18

*	Smith &
	Wesson Holding Corp.	1,408	17
	Arctic Cat, Inc.	582	11
	Marine Products Corp.	777	7
			1,781
Media (30.5%)
	Time Warner, Inc.	202,434	4,120
	The Walt Disney Co.	100,199	3,433
*	Comcast Corp. Class A	97,534	2,508
	News Corp., Class A	94,259	2,124
*	Comcast Corp. Special
	Class A	55,890	1,422
*	Viacom Inc. Class B	31,012	1,211
	The McGraw-Hill Cos., Inc.	18,041	1,166
	CBS Corp.	34,576	1,049
	Omnicom Group Inc.	8,712	903
	Clear Channel
	Communications, Inc.	23,908	865
*	DIRECTV Group, Inc.	34,065	769
	Gannett Co., Inc.	12,006	735
*	Liberty Media Corp.-
	Capital Series A	6,817	735
	News Corp., Class B	27,568	657
*	EchoStar
	Communications Corp.
	Class A	10,481	426
*	Univision
	Communications Inc.	10,922	393
	VIRGIN MEDIA INC.	14,009	367
	Cablevision Systems
	NY Group Class A	10,898	321
*	Interpublic Group of Cos., Inc.	22,353	281
*	Liberty Global, Inc. Class A	9,687	279
*	Lamar Advertising Co.
	Class A	4,160	266
*	R.H. Donnelley Corp.	3,557	255
	Idearc Inc.	7,400	252
*	Liberty Global, Inc. Series C	9,210	251
	Tribune Co.	8,080	243
*	Sirius Satellite Radio, Inc.	64,194	234
	Washington Post Co. Class B	280	214
*	Discovery Holding Co.
	Class A	12,853	206
	E.W. Scripps Co. Class A	4,494	204

*	XM Satellite Radio
	Holdings, Inc.	13,600	195
	New York Times Co. Class A	6,934	171
*	Getty Images, Inc.	2,567	135
	Meredith Corp.	1,912	112
	The McClatchy Co. Class A	2,796	105
	Dow Jones & Co., Inc.	2,726	98
	Belo Corp. Class A	4,461	83
	Reader’s Digest
	Association, Inc.	4,639	79
	Harte-Hanks, Inc.	2,644	73
	John Wiley & Sons Class A	1,872	72
	Catalina Marketing Corp.	2,282	71
	Arbitron Inc.	1,532	69
*	Live Nation	2,824	65
*	Charter Communications, Inc.	21,166	64
	Lee Enterprises, Inc.	1,977	63
	Regal Entertainment Group
	Class A	2,928	63
*	Scholastic Corp.	1,655	58
*	DreamWorks
	Animation SKG, Inc.	2,083	56
*	Gemstar-TV Guide
	International, Inc.	13,028	53
	ADVO, Inc.	1,581	52
*	RCN Corp.	1,855	51
	Entercom
	Communications Corp.	1,589	45
	Interactive Data Corp.	1,888	45
	Media General, Inc. Class A	1,055	43
*	Valassis Communications, Inc.	2,385	40
	Warner Music Group Corp.	1,845	37
	Hearst-Argyle Television Inc.	1,412	37
	Sinclair Broadcast Group, Inc.	2,398	34
	Journal Communications, Inc.	2,372	32
*	Morningstar, Inc.	534	27
*	TiVo Inc.	4,544	27
*	Radio One, Inc. Class D	3,786	27
*	Entravision
	Communications Corp.	2,949	27
*	Cox Radio, Inc.	1,713	25
*	Mediacom
	Communications Corp.	2,962	24
	Westwood One, Inc.	3,449	24

	Martha Stewart Living
	Omnimedia, Inc.	1,261	23
*	CKX, Inc.	1,661	22
*	Lin TV Corp.	1,425	19
	Courier Corp.	484	18
	Gray Television, Inc.	2,019	18
*	Fisher Communications, Inc.	377	17
	Citadel Broadcasting Corp.	1,678	17
*	Harris Interactive Inc.	2,949	17
	World Wrestling
	Entertainment, Inc.	1,044	17
*	Cumulus Media Inc.	1,599	16
	Sun-Times Media Group, Inc.	3,648	15
	Journal Register Co.	2,000	14
	Emmis Communications, Inc.	1,694	14
*	PRIMEDIA Inc.	5,126	13
*	ProQuest Co.	1,146	13
*	Playboy Enterprises, Inc.
	Class B	1,107	11
*	Spanish Broadcasting
	System, Inc.	1,846	8
	Salem Communications Corp.	612	7
			28,450
Multiline Retail (8.8%)
	Target Corp.	41,565	2,557
	Federated Department
	Stores, Inc.	27,720	1,238
*	Kohl’s Corp.	15,037	1,037
	J.C. Penney Co., Inc.
	(Holding Co.)	10,922	886
*	Sears Holdings Corp.	4,322	779
	Nordstrom, Inc.	10,447	555
	Dollar General Corp.	14,971	253

10

Consumer Discretionary Index Fund

			Market
			Value•
		Shares	($000)
	Family Dollar Stores, Inc.	7,398	214
*	Dollar Tree Stores, Inc.	5,070	173
*	Big Lots Inc.	5,794	145
	Saks Inc.	6,056	117
	Dillard’s Inc.	3,269	109
*	99 Cents Only Stores	2,516	38
*	Retail Ventures, Inc.	1,341	27
	Fred’s, Inc.	1,856	25
	Tuesday Morning Corp.	1,534	24
	Bon-Ton Stores, Inc.	357	18
*	Conn’s, Inc.	267	7
			8,202
Specialty Retail (19.9%)
	Home Depot, Inc.	105,187	4,165
	Lowe’s Cos., Inc.	74,165	2,415
	Best Buy Co., Inc.	20,894	971
	Staples, Inc.	36,878	959
	TJX Cos., Inc.	22,799	627
*	Bed Bath & Beyond, Inc.	14,314	571
	The Gap, Inc.	29,581	568
	Limited Brands, Inc.	18,015	499
*	Office Depot, Inc.	14,380	480
	Sherwin-Williams Co.	5,850	389
	Abercrombie & Fitch Co.	4,457	348
*	AutoZone Inc.	2,732	342
	American Eagle Outfitters, Inc.	10,224	317
	Tiffany & Co.	7,132	311
*	CarMax, Inc.	5,399	285
	Ross Stores, Inc.	7,240	237
	PetSmart, Inc.	7,077	215
*	Chico’s FAS, Inc.	9,032	203
	Advance Auto Parts, Inc.	5,368	202
	OfficeMax, Inc.	3,762	195
*	GameStop Corp. Class A	3,463	182
	Foot Locker, Inc.	7,894	179
*	O’Reilly Automotive, Inc.	4,899	169
	Circuit City Stores, Inc.	8,832	168
*	AutoNation, Inc.	7,553	166
	Williams-Sonoma, Inc.	4,905	166
	RadioShack Corp.	6,571	164
	Claire’s Stores, Inc.	4,505	145

*	AnnTaylor Stores Corp.	3,670	130
*	Urban Outfitters, Inc.	5,035	125
	Barnes & Noble, Inc.	2,829	116
	Men’s Wearhouse, Inc.	2,425	107
*	Payless ShoeSource, Inc.	3,381	104
*	Aeropostale, Inc.	2,768	101
*	Rent-A-Center, Inc.	3,553	101
*	Dick’s Sporting Goods, Inc.	1,896	99
*	Tractor Supply Co.	1,709	87
*	Charming Shoppes, Inc.	6,177	77
	Guess ?, Inc.	927	76
	Borders Group, Inc.	3,285	70
*	J. Crew Group, Inc.	1,912	69
*	Pacific Sunwear of
	California, Inc.	3,713	67
*	Guitar Center, Inc.	1,485	65
*	The Children’s Place Retail
	Stores, Inc.	1,173	64
*	Zale Corp.	2,445	63
*	The Gymboree Corp.	1,667	63
*	Tween Brands, Inc.	1,698	61
	Aaron Rents, Inc.	2,053	56
*	Hibbett Sports Incorporated	1,787	56
	Group 1 Automotive, Inc.	1,127	52
*	Select Comfort Corp.	2,696	50
*	The Dress Barn, Inc.	2,301	48
	United Auto Group, Inc.	2,136	47
*	Genesco, Inc.	1,161	46
	Stage Stores, Inc.	2,024	44
	Sonic Automotive, Inc.	1,500	44
	The Pep Boys
	(Manny, Moe & Jack)	2,865	43
*	Cabela’s Inc.	1,714	43
*	CSK Auto Corp.	2,222	38
	Sally Beauty Co. Inc.	4,020	36
	Asbury Automotive
	Group, Inc.	1,355	36
*	Blockbuster Inc. Class A	5,437	36
	Christopher & Banks Corp.	1,919	36
	Cato Corp. Class A	1,555	34
*	Charlotte Russe Holding Inc.	1,146	33
	Talbots Inc.	1,241	31
	Pier 1 Imports Inc.	4,323	29
*	DSW Inc. Class A	707	28

	Finish Line, Inc.	2,172	28
*	Jos. A. Bank Clothiers, Inc.	885	27
*	Zumiez Inc.	751	26
	bebe stores, inc.	1,359	25
*	Jo-Ann Stores, Inc.	1,105	25
*	Hot Topic, Inc.	2,315	25
	Lithia Motors, Inc.	826	24
	The Buckle, Inc.	698	24
	Big 5 Sporting Goods Corp.	1,001	24
*	Blockbuster Inc. Class B	3,481	22
	Monro Muffler Brake, Inc.	590	21
*	Build-A-Bear-Workshop, Inc.	768	20
	Stein Mart, Inc.	1,389	20
*	New York & Co., Inc.	1,050	15
*	A.C. Moore Arts & Crafts, Inc.	772	15
*	Citi Trends Inc.	359	15
	Haverty Furniture Cos., Inc.	943	14
*	West Marine, Inc.	800	13
*	Cost Plus, Inc.	1,079	12
	Deb Shops, Inc.	221	6
			18,550
Textiles, Apparel & Luxury Goods (4.6%)
	NIKE, Inc. Class B	9,057	946
*	Coach, Inc.	18,720	884
	VF Corp.	4,500	359
	Polo Ralph Lauren Corp.	3,105	270
	Liz Claiborne, Inc.	5,250	236
	Jones Apparel Group, Inc.	5,711	188
	Phillips-Van Heusen Corp.	2,800	154
*	Hanesbrands Inc.	4,788	137
*	Quiksilver, Inc.	6,246	87
	Wolverine World Wide, Inc.	2,685	75
*	Timberland Co.	2,630	71
*	Under Armour, Inc.	1,551	71
	Brown Shoe Co., Inc.	1,370	70
*	Fossil, Inc.	2,405	65
*	The Warnaco Group, Inc.	2,355	62
*	Iconix Brand Group Inc.	2,501	55
*	Carter’s, Inc.	2,237	54
*	Crocs, Inc.	1,080	53
	Columbia Sportswear Co.	755	48
*	Skechers U.S.A., Inc.	1,263	44
	Kellwood Co.	1,280	40
	Oxford Industries, Inc.	761	38

K-Swiss, Inc.	1,322	37
* Deckers Outdoor Corp.	543	35
The Stride Rite Corp.	1,898	31
Steven Madden, Ltd.	976	29
UniFirst Corp.	665	28
Movado Group, Inc.	926	27
* Volcom, Inc.	557	20
Kenneth Cole Productions, Inc.	641	16
* True Religion Apparel, Inc.	678	12
Xerium Technologies Inc.	1,111	11
		4,253
Total Common Stocks
(Cost $90,406)		93,085
Temporary Cash Investments (0.1%)
[1] Vanguard Market
Liquidity Fund, 5.282%
(Cost $67)	67	67
Total Investments (100.0%)
(Cost $90,473)		93,152
Other Assets and Liabilities (0.0%)
Other Assets—Note B		306
Liabilities		(299)
		7
Net Assets (100%)		93,159

At February 28, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	90,706
Undistributed Net Investment Income	37
Accumulated Net Realized Losses	(263)
Unrealized Appreciation	2,679
Net Assets	93,159

Admiral Shares—Net Assets
Applicable to 41,876 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,325
Net Asset Value Per Share—
Admiral Shares	$31.65

ETF Shares—Net Assets

Applicable to 1,500,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	91,834
Net Asset Value Per Share—
ETF Shares	$61.22

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

11

Consumer Discretionary Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	432
Interest[1]	3
Total Income	435
Expenses
The Vanguard Group—Note B
Investment Advisory Services	6
Management and Administrative
Admiral Shares	1
ETF Shares	62
Marketing and Distribution
Admiral Shares	—
ETF Shares	8
Custodian Fees	15
Shareholders’ Reports
Admiral Shares	—
ETF Shares	3
Total Expenses	95
Net Investment Income	340
Realized Net Gain (Loss) on
Investment Securities Sold	6,721
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	5,278
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,339

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	340	377
Realized Net Gain (Loss)	6,721	1,273
Change in Unrealized Appreciation (Depreciation)	5,278	(2,542)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,339	(892)
Distributions
Net Investment Income
Admiral Shares	(8)	(2)
ETF Shares	(564)	(216)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(572)	(218)
Capital Share Transactions—Note F
Admiral Shares	589	550
ETF Shares	33,126	15,947
Net Increase (Decrease) from Capital Share Transactions	33,715	16,497
Total Increase (Decrease)	45,482	15,387
Net Assets
Beginning of Period	47,677	32,290
End of Period[2]	93,159	47,677

1  Interest income from an affiliated company of the fund was $3,000.

2  Net Assets—End of Period includes undistributed net investment income of $37,000 and $269,000.

12

Consumer Discretionary Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year
	Ended	Ended	July 14[1] to
	Feb. 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$27.03	$27.75	$28.29
Investment Operations
Net Investment Income	.135[2]	.245[2]	.16[2]
Net Realized and Unrealized Gain (Loss) on Investments	4.727	(.808)	(.70)
Total from Investment Operations	4.862	(.563)	(.54)
Distributions
Dividends from Net Investment Income	(.242)	(.157)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.242)	(.157)	—
Net Asset Value, End of Period	$31.65	$27.03	$27.75

Total Return[3]	17.99%	–2.03%	–1.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1	$0.6	$0.1
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.84%*	0.89%	0.67%*
Portfolio Turnover Rate[4]	8%*	10%	13%

ETF Shares

	Six Months
	Ended		Year Ended	Jan. 26[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$52.28	$53.65	$46.99	$50.09
Investment Operations
Net Investment Income	.26[2]	.494[2]	.35[2]	.20
Net Realized and Unrealized Gain (Loss) on Investments	9.15	(1.556)	6.66	(3.30)
Total from Investment Operations	9.41	(1.062)	7.01	(3.10)
Distributions
Dividends from Net Investment Income	(.47)	(.308)	(.35)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.47)	(.308)	(.35)	—
Net Asset Value, End of Period	$61.22	$52.28	$53.65	$46.99

Total Return	18.01%	–1.99%	14.91%	–6.19%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$92	$47	$32	$19
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.88%*	0.92%	0.69%	0.68%*
Portfolio Turnover Rate[4]	8%*	10%	13%	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

13

Consumer Discretionary Index Fund

Notes to Financial Statements

Vanguard Consumer Discretionary Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $8,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $6,643,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $339,000 to offset future net capital gains of $36,000 through August 31, 2013, $86,000 through August 31, 2014, and $217,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $90,473,000. Net unrealized appreciation of investment securities for tax purposes was $2,679,000, consisting of unrealized gains of $5,694,000 on securities that had risen in value since their purchase and $3,015,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $89,025,000 of investment securities and sold $55,393,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	637	21	737	27
Issued in Lieu of Cash Distributions	7	—	1	—
Redeemed[1]	(55)	(2)	(188)	(7)
Net Increase (Decrease)—Admiral Shares	589	19	550	20
ETF Shares
Issued	85,623	1,500	51,989	1,000
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(52,497)	(900)	(36,042)	(700)
Net Increase (Decrease)—ETF Shares	33,126	600	15,947	300

1  Net of redemption fees of $0 and $2,000.

14

Consumer Staples Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	107	106	2,452
Median Market Cap	$37.9B	$104.4B	$31.3B
Price/Earnings Ratio	19.8x	19.4x	17.0x
Price/Book Ratio	3.7x	3.9x	2.8x
Yield		2.2%	1.7%
Admiral Shares	1.8%
ETF Shares	1.8%
Return on Equity	27.2%	28.9%	17.8%
Earnings Growth Rate	10.5%	10.9%	18.3%
Foreign Holdings	1.1%	1.1%	0.0%
Turnover Rate	8%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Agricultural Products	3%
Brewers	4
Distillers & Vintners	1
Drug Retail	6
Food Distributors	3
Food Retail	5
Household Products	21
Hypermarkets & Super Centers	10
Packaged Foods & Meats	14
Personal Products	4
Soft Drinks	14
Tobacco	15

Ten Largest Holdings[4] (% of total net assets)

The Procter & Gamble Co.	13.8%
Altria Group, Inc.	11.9
Wal-Mart Stores, Inc.	7.5
PepsiCo, Inc.	6.2
The Coca-Cola Co.	5.7
Walgreen Co.	3.6
Anheuser-Busch Cos., Inc.	3.1
Colgate-Palmolive Co.	2.8
Kimberly-Clark Corp.	2.6
CVS Corp.	2.1
Top Ten	59.3%

1  MSCI US IMI/Consumer Staples.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

15

Consumer Staples Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		15.73%	9.81%
Net Asset Value		15.81	9.83
Admiral Shares[2]	1/30/2004	15.77	10.01

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Note: See Financial Highlights tables on page 19 for dividend and capital gains information.

16

Consumer Staples Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Beverages (18.1%)
	PepsiCo, Inc.	282,862	17,863
	The Coca-Cola Co.	357,178	16,673
	Anheuser-Busch Cos., Inc.	181,437	8,905
	Molson Coors Brewing Co.
	Class B	19,470	1,644
	Coca-Cola Enterprises, Inc.	74,417	1,495
*	Constellation Brands, Inc.
	Class A	60,333	1,415
	The Pepsi Bottling Group, Inc.	41,651	1,291
	Brown-Forman Corp. Class B	15,040	985
*	Hansen Natural Corp.	22,874	801
	PepsiAmericas, Inc.	28,307	603
*	Boston Beer Co., Inc. Class A	11,171	366
	Coca-Cola Bottling Co.	6,016	352
			52,393
Food & Staples Retailing (24.3%)
	Wal-Mart Stores, Inc.	452,183	21,840
	Walgreen Co.	235,378	10,524
	CVS Corp.	197,153	6,193
	Costco Wholesale Corp.	109,658	6,129
	Sysco Corp.	149,946	4,942
	The Kroger Co.	167,034	4,288
	Safeway, Inc.	109,620	3,790
	SuperValu Inc.	54,838	2,027
	Whole Foods Market, Inc.	37,713	1,802
*	Rite Aid Corp.	173,276	1,034

*	BJ’s Wholesale Club, Inc.	23,579	761
	Longs Drug Stores, Inc.	12,632	582
*	United Natural Foods, Inc.	18,889	563
	Casey’s General Stores, Inc.	21,820	546
*	Performance Food Group Co.	17,769	524
*	The Pantry, Inc.	11,066	522
	Ruddick Corp.	18,266	517
*	Central European
	Distribution Corp.	18,115	492
	The Great Atlantic &
	Pacific Tea Co., Inc.	13,791	439
	The Andersons, Inc.	10,208	430
*	Wild Oats Markets Inc.	22,407	412
	Weis Markets, Inc.	9,246	402
	Nash-Finch Co.	12,579	378
	The Topps Co., Inc.	41,175	377
	Ingles Markets, Inc.	9,727	371
*	Pathmark Stores, Inc.	32,300	369
*	Smart & Final Inc.	16,926	363
			70,617
Food Products (17.7%)
	Archer-Daniels-Midland Co.	143,431	4,931
	General Mills, Inc.	79,456	4,478
	H.J. Heinz Co.	81,633	3,745
	Kellogg Co.	64,984	3,244
	ConAgra Foods, Inc.	128,032	3,230
	Sara Lee Corp.	188,707	3,106
	Bunge Ltd.	30,844	2,448
	Campbell Soup Co.	57,731	2,357
	Wm. Wrigley Jr. Co.	46,681	2,325
	The Hershey Co.	42,533	2,249
	Kraft Foods Inc.	56,603	1,807
*	Dean Foods Co.	36,899	1,662
	Tyson Foods, Inc.	73,552	1,342
	McCormick & Co., Inc.	34,597	1,325
*	Smithfield Foods, Inc.	32,866	960
	Hormel Foods Corp.	25,232	921
	J.M. Smucker Co.	18,186	902
	Corn Products
	International, Inc.	26,025	832
	Del Monte Foods Co.	71,234	819
	Flowers Foods, Inc.	22,231	653
	Delta & Pine Land Co.	15,803	647
*	Ralcorp Holdings, Inc.	11,006	639

	Pilgrim’s Pride Corp.	19,066	584
	Seaboard Corp.	253	544
*	Hain Celestial Group, Inc.	18,429	535
	Lancaster Colony Corp.	12,498	529
*	TreeHouse Foods Inc.	16,739	483
	Tootsie Roll Industries, Inc.	14,483	438
	Chiquita Brands
	International, Inc.	29,857	433
	J & J Snack Foods Corp.	10,583	420
	Sanderson Farms, Inc.	12,751	412
	Lance, Inc.	20,370	407
	Reddy Ice Holdings, Inc.	15,063	406
	Premium Standard Farms Inc.	18,796	391
	Farmer Brothers, Inc.	16,140	343
	Alico, Inc.	6,838	325
	Wm. Wrigley Jr. Co. Class B	3,993	199
*	Peet’s Coffee & Tea Inc.	4,916	125
			51,196
Household Products (21.3%)
	The Procter & Gamble Co.	631,475	40,092
	Colgate-Palmolive Co.	121,805	8,205
	Kimberly-Clark Corp.	108,905	7,418
	The Clorox Co.	39,253	2,487
*	Energizer Holdings, Inc.	15,716	1,350
	Church & Dwight, Inc.	21,332	1,023
	WD-40 Co.	12,601	402
*	Spectrum Brands Inc.	41,262	364
*	Central Garden & Pet Co.
	Class A	24,495	343
*	Central Garden and Pet Co.	11,938	167
			61,851
Personal Products (3.8%)
	Avon Products, Inc.	109,119	4,000
	The Estee Lauder Cos. Inc.
	Class A	33,080	1,584
*	NBTY, Inc.	18,664	909
	Alberto-Culver Co.	31,194	691
*	Herbalife Ltd.	16,766	631
	Nu Skin Enterprises, Inc.	29,313	497
*	Chattem, Inc.	8,824	471
*	Playtex Products, Inc.	33,571	460
*	USANA Health Sciences, Inc.	7,203	418
*	Elizabeth Arden, Inc.	18,681	407
*	Prestige Brands Holdings Inc.	33,148	380

Mannatech, Inc.	22,875	339
* Revlon, Inc. Class A	264,506	333
		11,120
Tobacco (14.9%)
Altria Group, Inc.	409,182	34,486
Reynolds American Inc.	45,239	2,762
UST, Inc.	41,757	2,424
Carolina Group	28,777	2,073
Universal Corp. (VA)	11,236	592
* Alliance One International, Inc.	54,086	455
Vector Group Ltd.	22,342	408
		43,200
Total Investments (100.1%)
(Cost $264,417)		290,377
Other Assets and Liabilities (–0.1%)
Other Assets—Note B		2,078
Liabilities		(2,317)
		(239)
Net Assets (100%)		290,138

At February 28, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	265,562
Undistributed Net Investment Income	432
Accumulated Net Realized Losses	(1,816)
Unrealized Appreciation	25,960
Net Assets	290,138

Admiral Shares—Net Assets
Applicable to 221,525 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,033
Net Asset Value Per Share—
Admiral Shares	$31.75

ETF Shares—Net Assets
Applicable to 4,400,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	283,105
Net Asset Value Per Share—
ETF Shares	$64.34

•  See Note A in Notes to Financial Statements.

*	Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

17

Consumer Staples Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	3,149
Interest[1]	3
Total Income	3,152
Expenses
The Vanguard Group—Note B
Investment Advisory Services	19
Management and Administrative
Admiral Shares	8
ETF Shares	244
Marketing and Distribution
Admiral Shares	1
ETF Shares	31
Custodian Fees	5
Shareholder’s Reports
Admiral Shares	—
ETF Shares	10
Total Expenses	318
Net Investment Income	2,834
Realized Net Gain (Loss) on
Investment Securities Sold	1,807
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,746
Net Increase (Decrease) in Net Assets
Resulting from Operations	13,387

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,834	2,149
Realized Net Gain (Loss)	1,807	(1,072)
Unrealized Appreciation (Depreciation)	8,746	15,111
Net Increase (Decrease) in Net Assets Resulting from Operations	13,387	16,188
Distributions
Net Investment Income
Admiral Shares	(96)	(51)
ETF Shares	(3,840)	(1,054)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(3,936)	(1,105)
Capital Share Transactions—Note F
Admiral Shares	1,176	1,104
ETF Shares	63,288	123,168
Net Increase (Decrease) from Capital Share Transactions	64,464	124,272
Total Increase (Decrease)	73,915	139,355
Net Assets
Beginning of Period	216,223	76,868
End of Period[2]	290,138	216,223

1  Interest income from an affiliated company of the fund was $3,000.

2  Net Assets—End of Period includes undistributed net investment income of $432,000 and $1,534,000.

18

Consumer Staples Index Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended		Year Ended	Jan. 30[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$30.56	$27.64	$25.82	$25.00
Investment Operations
Net Investment Income	.335[2]	.547[2]	.427[2]	.24
Net Realized and Unrealized Gain (Loss) on Investments	1.317	2.716	1.952	.58
Total from Investment Operations	1.652	3.263	2.379	.82
Distributions
Dividends from Net Investment Income	(.462)	(.343)	(.440)	—
Distributions from Realized Capital Gains	—	—	(.119)	—
Total Distributions	(.462)	(.343)	(.559)	—
Net Asset Value, End of Period	$31.75	$30.56	$27.64	$25.82

Total Return[3]	5.42%	11.92%	9.29%	3.28%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$6	$4	$1
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.15%*	1.90%	1.69%	1.51%*
Portfolio Turnover Rate[4]	8%*	14%	7%	20%

ETF Shares

	Six Months
	Ended		Year Ended	Jan. 26[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$61.94	$56.03	$52.28	$50.84
Investment Operations
Net Investment Income	.69[2]	1.090[2]	.950[2]	.47
Net Realized and Unrealized Gain (Loss) on Investments	2.67	5.523	3.894	.97
Total from Investment Operations	3.36	6.613	4.844	1.44
Distributions
Dividends from Net Investment Income	(.96)	(.703)	(.853)	—
Distributions from Realized Capital Gains	—	—	(.241)	—
Total Distributions	(.96)	(.703)	(1.094)	—
Net Asset Value, End of Period	$64.34	$61.94	$56.03	$52.28

Total Return	5.44%	11.91%	9.33%	2.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$283	$211	$73	$21
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.19%*	1.93%	1.71%	1.51%*
Portfolio Turnover Rate[4]	8%*	14%	7%	20%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Consumer Staples Index Fund

Notes to Financial Statements

Vanguard Consumer Staples Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management,

administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $2,542,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $1,078,000 to offset future net capital gains of $276,000 through August 31, 2014, and $802,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $264,417,000. Net unrealized appreciation of investment securities for tax purposes was $25,960,000, consisting of unrealized gains of $26,787,000 on securities that had risen in value since their purchase and $827,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $87,071,000 of investment securities and sold $23,433,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	2,226	71	1,868	65
Issued in Lieu of Cash Distributions	92	3	50	2
Redeemed[1]	(1,142)	(36)	(814)	(29)
Net Increase (Decrease)—Admiral Shares	1,176	38	1,104	38
ETF Shares
Issued	76,038	1,200	123,168	2,100
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(12,750)	(200)	—	—
Net Increase (Decrease)—ETF Shares	63,288	1,000	123,168	2,100

1  Net of redemption fees of $2,000 and $4,000.

20

Energy Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	153	153	2,452
Median Market Cap	$32.9B	$74.0B	$31.3B
Price/Earnings Ratio	10.5x	10.4x	17.0x
Price/Book Ratio	2.5x	2.6x	2.8x
Yield		1.5%	1.7%
Admiral Shares	1.1%
ETF Shares	1.1%
Return on Equity	20.5%	21.6%	17.8%
Earnings Growth Rate	39.8%	38.8%	18.3%
Foreign Holdings	0.3%	0.3%	0.0%
Turnover Rate	16%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Coal & Consumable Fuels	2%
Integrated Oil & Gas	46
Oil & Gas Drilling	7
Oil & Gas Equipment & Services	18
Oil & Gas Exploration & Production	17
Oil & Gas Refining & Marketing	5
Oil & Gas Storage & Transportation	5

Ten Largest Holdings[4] (% of total net assets)

ExxonMobil Corp.	19.8%
Chevron Corp.	11.2
ConocoPhillips Co.	7.7
Schlumberger Ltd.	5.9
Occidental Petroleum Corp.	2.8
Valero Energy Corp.	2.5
Marathon Oil Corp.	2.3
Halliburton Co.	2.2
Devon Energy Corp.	2.0
Apache Corp.	1.6
Top Ten	58.0%

1  MSCI US IMI/Energy.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

21

Energy Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		18.88%	28.49%
Net Asset Value		18.98	28.51
Admiral Shares[2]	10/7/2004	18.96	25.86

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Note: See Financial Highlights tables on page 26 for dividend and capital gains information.

22

Energy Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Energy Equipment & Services (25.4%)
	Oil & Gas Drilling (7.2%)
*	Transocean Inc.	104,057	7,979
	GlobalSantaFe Corp.	84,707	4,882
	Noble Corp.	50,150	3,521
*	Nabors Industries, Inc.	111,352	3,336
	ENSCO International, Inc.	57,197	2,866
	Diamond Offshore
	Drilling, Inc.	25,352	1,973
*	Pride International, Inc.	65,473	1,886
	Patterson-UTI Energy, Inc.	65,481	1,460
	Rowan Cos., Inc.	46,293	1,418
	Helmerich & Payne, Inc.	45,317	1,233
*	Unit Corp.	20,163	987
*	Todco Class A	27,010	920
*	Atwood Oceanics, Inc.	14,418	729
*	Grey Wolf, Inc.	101,773	681
*	Parker Drilling Co.	67,172	576
*	Hercules Offshore, Inc.	18,004	479
*	Pioneer Drilling Co.	38,198	461
*	Bronco Drilling Co., Inc.	19,794	297

	Oil & Gas Equipment & Services (18.2%)
	Schlumberger Ltd.	464,964	29,200
	Halliburton Co.	354,955	10,961
	Baker Hughes, Inc.	114,484	7,454
*	Weatherford International Ltd.	123,196	4,946

*	National Oilwell Varco Inc.	64,081	4,463
	Smith International, Inc.	74,687	3,062
	BJ Services Co.	112,362	3,010
*	Cameron International Corp.	42,726	2,422
*	Grant Prideco, Inc.	49,773	2,161
*	FMC Technologies Inc.	27,174	1,787
	Tidewater Inc.	23,817	1,238
*	Superior Energy
	Services, Inc.	38,404	1,177
*	SEACOR Holdings Inc.	10,607	1,027
*	Oceaneering
	International, Inc.	25,410	1,002
*	Core Laboratories N.V.	11,975	945
*	Universal Compression
	Holdings, Inc.	14,061	941
*	Dresser Rand Group, Inc.	35,929	933
*	Hanover Compressor Co.	41,453	910
*	Hydrill Co.	9,297	885
*	TETRA Technologies, Inc.	36,105	803
*	Oil States International, Inc.	24,536	720
*	Lone Star Technologies, Inc.	14,983	712
*	Global Industries Ltd.	47,465	701
*	W-H Energy Services, Inc.	16,298	684
*	Input/Output, Inc.	42,680	579
	CARBO Ceramics Inc.	12,315	531
*	Bristow Group, Inc.	14,398	528
*	Complete Production
	Services, Inc.	27,255	524
	Lufkin Industries, Inc.	9,459	509
*	Dril-Quip, Inc.	12,946	499
*	Gulfmark Offshore, Inc.	12,528	496
*	Hornbeck Offshore
	Services, Inc.	16,240	435
*	Newpark Resources, Inc.	71,238	434
*	Willbros Group, Inc.	19,869	433
*	Trico Marine Services, Inc.	11,717	427
*	NATCO Group Inc.	12,033	417
	RPC Inc.	27,882	417
*	Horizon Offshore, Inc.	23,283	386
*	Basic Energy Services Inc.	16,377	373
*	Superior Well Services, Inc.	15,995	363
*	SulphCo, Inc.	85,871	275
			125,454
Oil, Gas & Consumable Fuels (74.6%)

	Coal & Consumable Fuels (2.5%)
	Peabody Energy Corp.	96,958	3,917
	CONSOL Energy, Inc.	69,783	2,489
	Arch Coal, Inc.	56,677	1,765
	Massey Energy Co.	38,540	935
	Foundation Coal
	Holdings, Inc.	23,111	761
*	USEC Inc.	46,590	661
*	Alpha Natural Resources, Inc.	36,326	524
*	International Coal Group, Inc.	91,232	466
*	Evergreen Energy, Inc.	52,451	412

	Integrated Oil & Gas (45.3%)
	ExxonMobil Corp.	1,361,446	97,588
	Chevron Corp.	805,694	55,279
	ConocoPhillips Co.	580,050	37,947
	Occidental Petroleum Corp.	295,563	13,649
	Marathon Oil Corp.	124,055	11,257
	Hess Corp.	91,840	4,872
	Murphy Oil Corp.	62,817	3,255

	Oil & Gas Exploration & Production (17.1%)
	Devon Energy Corp.	148,671	9,769
	Apache Corp.	117,199	8,032
	XTO Energy, Inc.	124,773	6,446
	Anadarko Petroleum Corp.	156,952	6,314
	EOG Resources, Inc.	87,601	5,934
	Chesapeake Energy Corp.	161,351	4,920
	Noble Energy, Inc.	64,310	3,702
*	Ultra Petroleum Corp.	57,224	2,908
*	Southwestern Energy Co.	64,314	2,508
*	Newfield Exploration Co.	50,185	2,169
	Pioneer Natural
	Resources Co.	49,064	1,886
	Range Resources Corp.	53,164	1,697
*	Plains Exploration &
	Production Co.	31,676	1,445
*	Denbury Resources, Inc.	49,882	1,439
	Cabot Oil & Gas Corp.	20,066	1,356
*	Helix Energy Solutions
	Group, Inc.	38,287	1,285
	Cimarex Energy Co.	36,427	1,272
	Pogo Producing Co.	25,526	1,220
	St. Mary Land &

	Exploration Co.	26,062	938
*	Forest Oil Corp.	27,437	875
*	Petrohawk Energy Corp.	72,240	865
*	Quicksilver Resources, Inc.	20,340	784
*	Cheniere Energy, Inc.	27,441	768
*	EXCO Resources, Inc.	42,584	742
*	Whiting Petroleum Corp.	18,849	730
	Penn Virginia Corp.	9,855	687
*	Houston Exploration Co.	12,920	677
*	Comstock Resources, Inc.	24,436	656
*	Swift Energy Co.	16,576	644
*	Delta Petroleum Corp.	31,960	639
	Berry Petroleum Class A	21,100	639
*	Encore Acquisition Co.	26,190	636
*	Rosetta Resources, Inc.	31,916	586
	W&T Offshore, Inc.	19,375	582
*	Atlas America, Inc.	10,622	567
*	ATP Oil & Gas Corp.	13,025	537
*	Bill Barrett Corp.	17,997	529
*	Energy Partners, Ltd.	23,914	519
*	Petroleum Development Corp.	9,639	505
*	CNX Gas Corp.	20,789	503
*	Parallel Petroleum Corp.	26,112	500
*	Carrizo Oil & Gas, Inc.	15,901	489
*	Stone Energy Corp.	15,725	483
*	Mariner Energy Inc.	25,388	470
*	Arena Resources, Inc.	10,221	462
*	PetroQuest Energy, Inc.	37,399	430
*	Warren Resources Inc.	37,449	420
*	Goodrich Petroleum Corp.	11,263	385
*	Harvest Natural
	Resources, Inc.	40,589	384
*	Bois d’Arc Energy, Inc.	25,719	350
*	McMoRan Exploration Co.	26,613	340
*	Brigham Exploration Co.	55,631	329
*	The Meridian Resource Corp.	124,014	320
*	GeoGlobal Resources Inc.	47,565	295

	Oil & Gas Refining & Marketing (4.9%)
	Valero Energy Corp.	212,929	12,275
	Sunoco, Inc.	46,238	2,983
	Tesoro Petroleum Corp.	26,005	2,370
	Frontier Oil Corp.	44,441	1,313
	Holly Corp.	20,927	1,161

	World Fuel Services Corp.	15,627	705
*	Giant Industries, Inc.	8,609	650
	Western Refining, Inc.	19,326	559
*	Pacific Ethanol, Inc.	26,104	433
*	Rentech, Inc.	121,735	416
*	Aventine Renewable Energy
	Holdings, Inc.	25,644	410
	Alon USA Energy, Inc.	12,895	363
*	VeraSun Energy Corp.	19,886	345
	Delek US Holdings, Inc.	18,945	314

23

Energy Index Fund

		Market
		Value•
	Shares	($000)
Oil & Gas Storage & Transportation (4.8%)
Spectra Energy Corp.	226,163	5,819
Williams Cos., Inc.	214,779	5,793
Kinder Morgan, Inc.	39,347	4,161
El Paso Corp.	260,544	3,747
* Kinder Morgan
Management, LLC	22,235	1,112
Overseas Shipholding
Group Inc.	14,150	857
OMI Corp.	33,059	736
Crosstex Energy, Inc.	17,816	578
General Maritime Corp.	12,077	518
* Enbridge Energy
Management LLC	8,717	445
		368,407
Total Investments (100.0%)
(Cost $433,637)		493,861
Other Assets and Liabilities (0.0%)
Other Assets—Note B		9,307
Liabilities		(9,285)
		22
Net Assets (100%)		493,883

At February 28, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	435,035
Undistributed Net Investment Income	1,148
Accumulated Net Realized Losses	(2,524)
Unrealized Appreciation	60,224
Net Assets	493,883

Admiral Shares—Net Assets
Applicable to 1,909,802 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	79,036
Net Asset Value Per Share—
Admiral Shares	$41.38

ETF Shares—Net Assets
Applicable to 5,003,632 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	414,847
Net Asset Value Per Share—
ETF Shares	$82.91

•  See Note A in Notes to Financial Statements.

*	Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

24

Energy Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	3,254
Interest[1]	7
Total Income	3,261
Expenses
The Vanguard Group—Note B
Investment Advisory Services	33
Management and Administrative
Admiral Shares	88
ETF Shares	332
Marketing and Distribution
Admiral Shares	10
ETF Shares	48
Custodian Fees	34
Shareholders’ Reports
Admiral Shares	1
ETF Shares	16
Total Expenses	562
Net Investment Income	2,699
Realized Net Gain (Loss) on
Investment Securities Sold	4,177
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	7,469
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,345

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	2,699	4,233
Realized Net Gain (Loss)	4,177	16,291
Change in Unrealized Appreciation (Depreciation)	7,469	11,499
Net Increase (Decrease) in Net Assets Resulting from Operations	14,345	32,023
Distributions
Net Investment Income
Admiral Shares	(852)	(618)
ETF Shares	(4,184)	(2,034)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,036)	(2,652)
Capital Share Transactions—Note F
Admiral Shares	(5,517)	15,324
ETF Shares	67,147	135,972
Net Increase (Decrease) from Capital Share Transactions	61,630	151,296
Total Increase (Decrease)	70,939	180,667
Net Assets
Beginning of Period	422,944	242,277
End of Period[2]	493,883	422,944

1  Interest income from an affiliated company of the fund was $7,000.

2  Net Assets—End of Period includes undistributed net investment income of $1,148,000 and $3,485,000.

25

Energy Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year	Oct. 7,
	Ended	Ended	2004[1] to
	Feb. 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$40.36	$36.29	$25.98
Investment Operations
Net Investment Income	.231[2]	.46[2]	.588[2,3]
Net Realized and Unrealized Gain (Loss) on Investments	1.234	3.96	9.833
Total from Investment Operations	1.465	4.42	10.421
Distributions
Dividends from Net Investment Income	(.445)	(.35)	(.111)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.445)	(.35)	(.111)
Net Asset Value, End of Period	$41.38	$40.36	$36.29

Total Return[4]	3.56%	12.27%	40.27%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$79	$83	$60
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.17%*	1.20%	1.95%3,*
Portfolio Turnover Rate[5]	16%*	21%	16%

ETF Shares
	Six Months	Year	Sept. 23,
	Ended	Ended	2004[1] to
	Feb. 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$80.90	$72.72	$49.24
Investment Operations
Net Investment Income	.494[2]	.966[2]	1.169[2,6]
Net Realized and Unrealized Gain (Loss) on Investments	2.445	7.915	22.527
Total from Investment Operations	2.939	8.881	23.696
Distributions
Dividends from Net Investment Income	(.929)	(.701)	(.216)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.929)	(.701)	(.216)
Net Asset Value, End of Period	$82.91	$80.90	$72.72

Total Return	3.59%	12.31%	48.29%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$415	$340	$182
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%*
Ratio of Net Investment Income to Average Net Assets	1.21%*	1.23%	1.97%6,*
Portfolio Turnover Rate[5]	16%*	21%	16%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $.163 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Net investment income per share and the ratio of net investment income to average net assets include $.324 and 0.52%, respectively, resulting from a cash payment received in connection with the merger of Chevron Corp. and Unocal Corp. in August 2005.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Energy Index Fund

Notes to Financial Statements

Vanguard Energy Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management,

administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $48,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $5,319,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $1,240,000 to offset future net capital gains of $5,000 through August 31, 2013, $789,000 through August 31, 2014, and $446,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $433,637,000. Net unrealized appreciation of investment securities for tax purposes was $60,224,000, consisting of unrealized gains of $65,614,000 on securities that had risen in value since their purchase and $5,390,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $127,311,000 of investment securities and sold $68,253,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	12,990	323	31,354	808
Issued in Lieu of Cash Distributions	749	17	548	15
Redeemed[1]	(19,256)	(483)	(16,578)	(436)
Net Increase (Decrease)—Admiral Shares	(5,517)	(143)	15,324	387
ETF Shares
Issued	91,069	1,100	203,625	2,604
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(23,922)	(300)	(67,653)	(900)
Net Increase (Decrease)—ETF Shares	67,147	800	135,972	1,704

1  Net of redemption fees of $53,000 and $112,000.

27

Financials Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	532	531	2,452
Median Market Cap	$35.3B	$35.3B	$31.3B
Price/Earnings Ratio	13.7x	13.7x	17.0x
Price/Book Ratio	2.0x	2.0x	2.8x
Yield		2.6%	1.7%
Admiral Shares	2.3%
ETF Shares	2.3%
Return on Equity	15.8%	15.8%	17.8%
Earnings Growth Rate	16.2%	16.2%	18.3%
Foreign Holdings	0.1%	0.1%	0.0%
Turnover Rate	12%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Asset Management & Custody Banks	5%
Consumer Finance	4
Diversified Banks	8
Diversified REITs	1
Industrial REITs	1
Insurance Brokers	1
Investment Banking & Brokerage	9
Life & Health Insurance	5
Mortgage REITs	1
Multiline Insurance	7
Office REITs	2
Other Diversified Financial Services	19
Property & Casualty Insurance	8
Real Estate Management & Development	1
Regional Banks	10
Reinsurance	1
Residential REITs	2
Retail REITs	3

Specialized Finance	2
Specialized REITs	3
Thrifts & Mortgage Finance	7

Ten Largest Holdings[4] (% of total net assets)

Citigroup, Inc.	7.2%
Bank of America Corp.	6.7
JPMorgan Chase & Co.	5.0
American International Group, Inc.	4.3
Wells Fargo & Co.	3.2
Wachovia Corp.	3.1
The Goldman Sachs Group, Inc.	2.3
Morgan Stanley	2.1
Merrill Lynch & Co., Inc.	2.0
U.S. Bancorp	1.9
Top Ten	37.8%

1  MSCI US IMI/Financials.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

28

Financials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		19.38%	11.56%
Net Asset Value		19.25	11.48
Admiral Shares[2]	2/4/2004	19.21	12.21

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 35 for dividend and capital gains information.

29

Financials Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Capital Markets (14.8%)
	The Goldman Sachs
	Group, Inc.	35,213	7,099
	Morgan Stanley	87,530	6,558
	Merrill Lynch & Co., Inc.	77,031	6,446
	Lehman Brothers
	Holdings, Inc.	41,400	3,035
	The Bank of
	New York Co., Inc.	69,083	2,806
	State Street Corp.	30,555	2,002
	Franklin Resources Corp.	16,359	1,920
	Charles Schwab Corp.	99,374	1,836
	Mellon Financial Corp.	37,681	1,636
	Bear Stearns Co., Inc.	10,234	1,558
	Legg Mason Inc.	11,527	1,184
	Ameriprise Financial, Inc.	19,993	1,169
	T. Rowe Price Group Inc.	23,137	1,077
	Northern Trust Corp.	16,891	1,019
*	E*TRADE Financial Corp.	39,090	903
	American Capital
	Strategies, Ltd.	13,503	601
*	TD Ameritrade Holding Corp.	27,867	446
	A.G. Edwards & Sons, Inc.	6,922	444
	Allied Capital Corp.	13,296	414
	Janus Capital Group Inc.	18,893	401
	Eaton Vance Corp.	11,041	383
	Nuveen Investments, Inc.

	Class A	7,253	353
	Investors Financial
	Services Corp.	6,028	353
	SEI Investments Co.	5,799	351
*	Affiliated Managers
	Group, Inc.	2,695	306
	Federated Investors, Inc.	7,766	278
	Raymond James
	Financial, Inc.	8,502	256
	Jefferies Group, Inc.	9,312	252
	Apollo Investment Corp.	9,149	207
	Waddell & Reed Financial, Inc.	7,737	189
*	Investment Technology
	Group, Inc.	3,911	160
*	Knight Capital Group, Inc.
	Class A	9,124	144
*	Piper Jaffray Cos., Inc.	1,938	126
	MCG Capital Corp.	5,234	99
	Ares Capital Corp.	4,886	99
	Greenhill & Co., Inc.	1,353	91
*	GFI Group Inc.	1,446	89
	optionsXpress Holdings Inc.	3,835	89
	Cohen & Steers, Inc.	1,455	61
	SWS Group, Inc.	2,278	60
	Calamos Asset
	Management, Inc.	2,197	57
*	LaBranche & Co. Inc.	5,112	44
	Capital Southwest Corp.	254	35
*	MarketAxess Holdings, Inc.	2,357	33
*	Penson Worldwide, Inc.	1,129	31
*	Tradestation Group Inc.	2,068	24
	Gamco Investors Inc. Class A	610	24
	W.P. Stewart & Co., Ltd.	2,149	24
*	Thomas Weisel
	Partners Group, Inc.	1,173	21
			46,793
Commercial Banks (19.0%)
	Wells Fargo & Co.	294,753	10,228
	Wachovia Corp.	176,184	9,755
	U.S. Bancorp	163,710	5,838
	SunTrust Banks, Inc.	30,909	2,606
	Regions Financial Corp.	67,091	2,403
	National City Corp.	56,294	2,131
	BB&T Corp.	49,753	2,114

	PNC Financial Services Group	26,908	1,973
	Fifth Third Bancorp	46,291	1,865
	KeyCorp	36,847	1,391
	Marshall & Ilsley Corp.	20,963	996
	Comerica, Inc.	14,806	894
	Zions Bancorp	9,281	792
	Compass Bancshares Inc.	11,369	785
	Synovus Financial Corp.	23,697	767
	M & T Bank Corp.	6,042	725
	Commerce Bancorp, Inc.	16,201	541
	Mercantile Bankshares Corp.	11,474	540
	Huntington Bancshares Inc.	20,580	476
	First Horizon National Corp.	10,778	465
	Popular, Inc.	24,169	423
	Associated Banc-Corp.	11,212	388
	TD Banknorth, Inc.	10,550	339
	Colonial BancGroup, Inc.	12,912	334
	UnionBanCal Corp.	5,258	322
	TCF Financial Corp.	10,879	288
	Sky Financial Group, Inc.	9,694	272
	Commerce Bancshares, Inc.	5,405	267
	City National Corp.	3,697	267
	Cullen/Frost Bankers, Inc.	4,882	264
	Valley National Bancorp	10,277	259
	Wilmington Trust Corp.	6,043	258
	Fulton Financial Corp.	16,061	247
	Bank of Hawaii Corp.	4,655	241
	East West Bancorp, Inc.	5,004	186
	Whitney Holdings Corp.	5,664	180
	The South Financial
	Group, Inc.	6,674	179
	UCBH Holdings, Inc.	9,232	176
	First Midwest Bancorp, Inc.	4,655	175
	BancorpSouth, Inc.	6,641	165
	Citizens Banking Corp.	6,951	158
	FirstMerit Corp.	7,338	157
*	SVB Financial Group	3,168	153
	Cathay General Bancorp	4,345	147
	Sterling Financial Corp.	4,309	142
	Westamerica Bancorporation	2,865	141
	First Republic Bank	2,596	139
	Umpqua Holdings Corp.	5,097	138
	First Community Bancorp	2,417	131
	Pacific Capital Bancorp	4,156	131

	Greater Bay Bancorp	4,688	126
	UMB Financial Corp.	3,272	123
	Trustmark Corp.	4,294	123
	Chittenden Corp.	3,986	122
	International Bancshares Corp.	4,113	120
	United Bankshares, Inc.	3,152	112
	BOK Financial Corp.	2,195	110
	Prosperity Bancshares, Inc.	3,125	109
	Glacier Bancorp, Inc.	4,346	106
	Susquehanna Bancshares, Inc.	4,351	106
	Provident Bankshares Corp.	3,071	105
	First Citizens BancShares
	Class A	499	105
	Alabama National
	BanCorporation	1,425	103
	United Community Banks, Inc.	3,124	102
	Wintrust Financial Corp.	2,213	101
	Hancock Holding Co.	2,275	101
	Old National Bancorp	5,551	101
	MB Financial, Inc.	2,751	101
	Frontier Financial Corp.	3,810	100
	Central Pacific Financial Co.	2,556	96
	F.N.B. Corp.	5,317	91
	Park National Corp.	964	90
	Boston Private Financial
	Holdings, Inc.	2,984	86
*	Investors Bancorp, Inc.	5,403	82
*	Signature Bank	2,623	81
	First BanCorp Puerto Rico	6,666	80
	First Commonwealth
	Financial Corp.	6,098	75
	CVB Financial Corp.	5,955	73
	Hanmi Financial Corp.	3,709	72
	Amcore Financial, Inc.	2,212	72
	National Penn Bancshares Inc.	3,876	72
	Mid-State Bancshares	1,920	71
	Sterling Bancshares, Inc.	6,108	71
	First Charter Corp.	2,878	69
	S & T Bancorp, Inc.	2,000	65
	NBT Bancorp, Inc.	2,885	65
	City Holding Co.	1,577	62
	PrivateBancorp, Inc.	1,686	62
	Chemical Financial Corp.	2,119	61
	First Financial

	Bankshares, Inc.	1,447	61
	W Holding Co., Inc.	10,910	58
	Westbanco Inc.	1,869	58
	Community Bank System, Inc.	2,653	57
	Community Banks, Inc.	2,137	54
	Columbia Banking
	System, Inc.	1,516	51
	Cascade Bancorp	1,962	51
	Capitol Bancorp Ltd.	1,245	50
	Sterling Financial Corp. (PA)	2,237	48
	First Financial Bancorp	3,062	48
*	Centennial Bank Holdings Inc.	5,621	48
	Sandy Spring Bancorp, Inc.	1,396	46
	Placer Sierra Bancshares	1,690	46

30

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Texas Capital Bancshares, Inc.	2,234	45
	Harleysville National Corp.	2,482	45
	IBERIABANK Corp.	824	45
	Community Trust Bancorp Inc.	1,226	44
	West Coast Bancorp	1,416	43
*	Western Alliance Bancorp	1,251	42
	Independent Bank Corp. (MI)	1,872	42
	Independent Bank Corp. (MA)	1,341	42
	Banner Corp.	981	41
	Nara Bancorp, Inc.	2,152	40
	BankFinancial Corp.	2,254	39
	First Merchants Corp.	1,551	38
	Irwin Financial Corp.	1,834	38
	Integra Bank Corp.	1,529	37
	Washington Trust
	Bancorp, Inc.	1,306	36
	Bank of the Ozarks, Inc.	1,177	35
	Capital City Bank Group, Inc.	1,023	34
	CoBiz Inc.	1,667	34
	First Community
	Bancshares, Inc.	888	34
	Suffolk Bancorp	1,003	33
	Sterling Bancorp	1,730	32
	Union Bankshares Corp.	1,220	32
	Old Second Bancorp, Inc.	1,129	32
	Midwest Banc Holdings, Inc.	1,631	32
	Renasant Corp.	1,299	32
	First Source Corp.	1,190	31
	Seacoast Banking Corp.
	of Florida	1,317	31
	S.Y. Bancorp, Inc.	1,204	31
	Omega Financial Corp.	1,063	31
	Yardville National Bancorp	805	30
	First Financial Corp. (IN)	941	29
	U.S.B. Holding Co., Inc.	1,275	29
	TriCo Bancshares	1,177	29
	BancFirst Corp.	603	28
	Simmons First National Corp.	1,016	28
	Univest Corp. of Pennsylvania	1,154	28
	First Indiana Corp.	1,271	28
	Heartland Financial USA, Inc.	1,079	28

	Oriental Financial Group Inc.	2,166	28
	Tompkins Trustco, Inc.	660	27
*	Virginia Commerce
	Bancorp, Inc.	1,277	27
	Wilshire Bancorp Inc.	1,504	26
	Great Southern Bancorp, Inc.	868	25
	Center Financial Corp.	1,074	23
	Taylor Capital Group, Inc.	588	21
	Lakeland Bancorp, Inc.	1,430	20
	Republic Bancorp, Inc.
	Class A	845	18
			59,743
Consumer Finance (3.6%)
	American Express Co.	99,625	5,666
	Capital One Financial Corp.	37,627	2,900
	SLM Corp.	37,468	1,597
*	AmeriCredit Corp.	10,809	264
	The First Marblehead Corp.	4,317	195
	Cash America
	International Inc.	2,685	109
	Student Loan Corp.	358	69
	Advanta Corp. Class B	1,583	66
*	World Acceptance Corp.	1,560	64
	Advance America,
	Cash Advance Centers, Inc.	4,204	57
*	Dollar Financial Corp.	2,214	57
*	First Cash Financial
	Services, Inc.	2,496	56
*	EZCORP, Inc.	3,062	45
	Nelnet, Inc.	1,712	44
*	CompuCredit Corp.	1,411	44
*	Credit Acceptance Corp.	916	22
	Advanta Corp. Class A	561	21
*	United PanAm Financial Corp.	973	12
			11,288
Diversified Financial Services (21.1%)
	Citigroup, Inc.	452,071	22,784
	Bank of America Corp.	413,172	21,018
	JPMorgan Chase & Co.	319,183	15,768
	The Chicago Mercantile
	Exchange	3,210	1,731
	Moody’s Corp.	21,883	1,416
	CIT Group Inc.	18,169	1,026
*	CBOT Holdings, Inc. Class A	3,356	542

*	IntercontinentalExchange Inc.	3,395	512
*	NYSE Group Inc.	4,988	423
	Leucadia National Corp.	14,848	420
*	Nasdaq Stock Market Inc.	8,733	261
	International Securities
	Exchange, Inc.	3,325	154
	Financial Federal Corp.	2,412	65
*	Portfolio Recovery
	Associates, Inc.	1,430	63
*	PICO Holdings, Inc.	1,145	48
	Resource America, Inc.	1,543	40
*	Asset Acceptance
	Capital Corp.	1,539	23
*	Primus Guaranty, Ltd.	1,651	21
*	Encore Capital Group, Inc.	1,202	12
			66,327
Insurance (22.1%)
	American International
	Group, Inc.	203,128	13,630
	MetLife, Inc.	69,955	4,418
*	Berkshire Hathaway Inc.
	Class B	1,155	4,069
	Prudential Financial, Inc.	43,756	3,979
	The Allstate Corp.	54,704	3,286
	The Travelers Cos., Inc.	63,535	3,225
	The Hartford Financial
	Services Group Inc.	29,177	2,759
	AFLAC Inc.	45,421	2,144
	The Chubb Corp.	37,949	1,937
	Lincoln National Corp.	25,636	1,747
	ACE Ltd.	30,092	1,690
	Loews Corp.	35,224	1,530
	Progressive Corp. of Ohio	66,178	1,517
	The Principal Financial
	Group, Inc.	24,910	1,517
	Genworth Financial Inc.	41,598	1,471
	Marsh &
	McLennan Cos., Inc.	47,874	1,408
	XL Capital Ltd. Class A	16,528	1,173
	Aon Corp.	25,922	976
	Ambac Financial Group, Inc.	9,662	847
	MBIA, Inc.	12,250	814
	Safeco Corp.	10,590	707
	UnumProvident Corp.	31,287	670

	Cincinnati Financial Corp.	15,074	651
	Everest Re Group, Ltd.	5,949	578
	Torchmark Corp.	9,037	578
	Assurant, Inc.	9,779	523
	W.R. Berkley Corp.	14,883	485
	Fidelity National Financial, Inc.
	Class A	19,045	457
	Old Republic
	International Corp.	20,007	447
	Axis Capital Holdings Ltd.	12,450	421
*	Markel Corp.	833	399
	White Mountains Insurance
	Group Inc.	682	392
	PartnerRe Ltd.	5,189	361
	First American Corp.	7,527	355
	HCC Insurance Holdings, Inc.	10,263	322
	RenaissanceRe Holdings Ltd.	6,254	321
	Brown & Brown, Inc.	10,991	309
*	Conseco, Inc.	14,073	281
	Protective Life Corp.	6,068	269
	Nationwide Financial
	Services, Inc.	4,954	266
*	Arch Capital Group Ltd.	4,076	263
	Erie Indemnity Co. Class A	4,839	261
	Arthur J. Gallagher & Co.	8,950	256
*	Philadelphia Consolidated
	Holding Corp.	5,553	255
	StanCorp Financial Group, Inc.	4,921	237
	The Hanover Insurance
	Group Inc.	4,661	219
	American Financial Group, Inc.	5,920	207
	Unitrin, Inc.	4,375	200
*	Alleghany Corp.	476	186
	Endurance Specialty
	Holdings Ltd.	5,171	183
	Platinum Underwriters
	Holdings, Ltd.	5,539	177
	Aspen Insurance Holdings Ltd.	6,628	176
	Ohio Casualty Corp.	5,688	170
	Montpelier Re Holdings Ltd.	9,611	167
	Transatlantic Holdings, Inc.	2,452	162
	Reinsurance Group of
	America, Inc.	2,794	159
	Delphi Financial Group, Inc.	3,951	155

	Zenith National
	Insurance Corp.	3,114	150
	National Financial
	Partners Corp.	3,158	146
*	ProAssurance Corp.	2,766	142
	The Phoenix Cos., Inc.	9,916	142
	IPC Holdings Ltd.	4,698	137
	Mercury General Corp.	2,557	136
	Commerce Group, Inc.	4,729	136
	Hilb, Rogal and Hamilton Co.	2,940	133
	Assured Guaranty Ltd.	4,666	132
	Selective Insurance Group	5,319	130
	LandAmerica Financial
	Group, Inc.	1,579	110
	R.L.I. Corp.	1,901	107
*	Argonaut Group, Inc.	2,989	105
	Odyssey Re Holdings Corp.	2,685	105
	Max Re Capital Ltd.	3,900	95
	Infinity Property &
	Casualty Corp.	1,916	88
	Horace Mann Educators Corp.	3,997	81
*	USI Holdings Corp.	4,673	78
	United Fire & Casualty Co.	1,911	66
	Tower Group, Inc.	1,924	66
	Stewart Information
	Services Corp.	1,607	65
	American Equity Investment
	Life Holding Co.	4,716	63

31

Financials Index Fund

			Market
			Value•
		Shares	($000)
*	Universal American
	Financial Corp.	3,251	62
	Alfa Corp.	3,417	62
*	Navigators Group, Inc.	1,182	59
	21st Century Insurance Group	2,505	53
	FBL Financial Group, Inc.
	Class A	1,223	48
	National Western Life
	Insurance Co. Class A	206	47
	Safety Insurance Group, Inc.	1,105	47
	Midland Co.	1,067	46
*	United America
	Indemnity, Ltd.	1,904	45
	State Auto Financial Corp.	1,329	43
	Harleysville Group, Inc.	1,303	42
	Presidential Life Corp.	1,926	39
*	CNA Surety Corp.	1,714	34
	Direct General Corp.	1,518	32
*	PXRE Group Ltd.	6,894	31
	Bristol West Holdings, Inc.	1,693	28
*	James River Group Inc.	702	20
	Donegal Group Inc. Class A	1,114	19
	Baldwin & Lyons, Inc. Class B	720	18
*	First Acceptance Corp.	1,551	16
	National Interstate Corp.	540	14
	Scottish Re Group Ltd.	3,777	14
	Crawford & Co. Class B	952	6
			69,600
	Real Estate Investment Trusts (11.7%)
	Simon Property Group, Inc.
	REIT	20,390	2,299
	Vornado Realty Trust REIT	12,464	1,585
	ProLogis REIT	22,824	1,509
	Equity Residential REIT	26,957	1,369
	General Growth Properties Inc.
	REIT	19,833	1,258
	Host Hotels & Resorts Inc.
	REIT	47,154	1,239
	Boston Properties, Inc. REIT	10,230	1,229
	Public Storage, Inc. REIT	11,770	1,192
	Archstone-Smith Trust REIT	20,103	1,134

Kimco Realty Corp. REIT	20,544	1,033
Avalonbay Communities, Inc.
REIT	7,327	1,008
SL Green Realty Corp. REIT	5,396	787
Health Care Properties
Investors REIT	18,348	675
Developers Diversified
Realty Corp. REIT	10,016	657
Plum Creek Timber Co. Inc.
REIT	16,366	649
The Macerich Co. REIT	6,517	610
iStar Financial Inc. REIT	11,424	547
Duke Realty Corp. REIT	12,345	544
Regency Centers Corp. REIT	6,269	537
Apartment Investment &
Management Co.
Class A REIT	8,856	521
AMB Property Corp. REIT	8,089	475
Federal Realty Investment
Trust REIT	5,156	467
Liberty Property Trust REIT	8,222	421
United Dominion Realty Trust
REIT	12,293	401
Hospitality Properties Trust
REIT	8,564	395
Ventas, Inc. REIT	8,529	391
Camden Property Trust REIT	5,137	370
Weingarten Realty Investors
REIT	7,443	368
New Plan Excel Realty Trust
REIT	9,642	322
Mack-Cali Realty Corp. REIT	6,137	317
BRE Properties Inc. Class A
REIT	4,711	312
Rayonier Inc. REIT	6,934	310
Brandywine Realty Trust REIT	8,340	297
Health Care Inc. REIT	6,607	296
Taubman Co. REIT	4,893	291
Essex Property Trust, Inc.
REIT	2,037	283
Alexandria Real Estate
Equities, Inc. REIT	2,680	282
CapitalSource Inc. REIT	10,526	271
CBL & Associates

Properties, Inc. REIT	5,613	265
Thornburg Mortgage, Inc.
REIT	10,280	260
Nationwide Health
Properties, Inc. REIT	7,803	258
Annaly Mortgage
Management Inc. REIT	18,338	257
Realty Income Corp. REIT	9,219	254
HRPT Properties Trust REIT	19,451	251
Kilroy Realty Corp. REIT	2,984	246
KKR Financial Corp. REIT	7,338	203
First Industrial Realty Trust
REIT	4,154	193
Post Properties, Inc. REIT	3,948	190
Corporate Office Properties
Trust, Inc. REIT	3,666	187
Senior Housing Properties
Trust REIT	7,797	187
Highwood Properties, Inc.
REIT	4,221	186
Colonial Properties Trust
REIT	4,029	185
Crescent Real Estate, Inc.
REIT	9,090	181
Home Properties, Inc. REIT	3,067	180
Digital Realty Trust, Inc. REIT	4,393	174
Healthcare Realty Trust Inc.
REIT	4,449	172
BioMed Realty Trust, Inc. REIT	6,044	169
Washington REIT	4,183	167
LaSalle Hotel Properties REIT	3,702	164
Potlatch Corp. REIT	3,617	163
Entertainment Properties Trust
REIT	2,466	162
Sunstone Hotel Investors, Inc.
REIT	5,398	153
DiamondRock Hospitality Co.
REIT	8,235	149
Strategic Hotels and
Resorts, Inc. REIT	6,884	145
Pennsylvania REIT	3,195	138
Maguire Properties, Inc. REIT	3,485	136
Longview Fibre Co. REIT	5,449	134
American Financial Realty

Trust REIT	12,039	134
Spirit Finance Corp. REIT	9,964	129
Newcastle Investment Corp.
REIT	4,361	129
FelCor Lodging Trust, Inc.
REIT	5,452	129
Lexington Realty Trust REIT	6,117	126
National Retail Properties
REIT	5,109	124
Cousins Properties, Inc. REIT	3,573	123
Redwood Trust, Inc. REIT	2,260	122
American Home Mortgage
Investment Corp. REIT	4,434	121
Equity Lifestyle
Properties, Inc. REIT	2,109	119
Mills Corp. REIT	4,687	117
Mid-America Apartment
Communities, Inc. REIT	2,113	117
RAIT Financial Trust REIT	3,484	117
EastGroup Properties, Inc.
REIT	2,153	116
Inland Real Estate Corp. REIT	5,995	115
Tanger Factory Outlet
Centers, Inc. REIT	2,821	113
PS Business Parks, Inc. REIT	1,500	108
Extra Space Storage Inc. REIT	5,567	106
Equity One, Inc. REIT	3,840	103
Sovran Self Storage, Inc. REIT	1,750	102
Friedman, Billings, Ramsey
Group, Inc. REIT	14,772	100
Omega Healthcare
Investors, Inc. REIT	5,499	99
U-Store-It Trust REIT	4,585	99
Glimcher Realty Trust REIT	3,454	96
Highland Hospitality Corp.
REIT	5,681	93
Franklin Street
Properties Corp. REIT	4,610	89
NorthStar Realty
Finance Corp. REIT	5,457	83
Equity Inns, Inc. REIT	5,105	79
Parkway Properties Inc. REIT	1,383	74
Ashford Hospitality Trust REIT	5,970	74
Innkeepers USA Trust REIT	4,183	70

Medical Properties Trust Inc.
REIT	4,517	69
New Century Financial Corp.
REIT	4,398	67
Anthracite Capital Inc. REIT	5,344	67
First Potomac REIT	2,199	66
National Health Investors REIT	2,147	65
Acadia Realty Trust REIT	2,387	64
Cedar Shopping Centers, Inc.
REIT	4,006	64
American Campus
Communities, Inc. REIT	2,054	62
Deerfield Triarc Capital Corp.
REIT	4,004	62
Gramercy Capital Corp. REIT	1,827	59
Ramco-Gershenson Properties
Trust REIT	1,588	57
MFA Mortgage
Investments, Inc. REIT	7,604	56
Saul Centers, Inc. REIT	975	56
Arbor Realty Trust, Inc. REIT	1,603	49
Impac Mortgage
Holdings, Inc. REIT	7,285	48
Capital Trust Class A REIT	1,040	48
LTC Properties, Inc. REIT	1,846	48
Getty Realty
Holding Corp. REIT	1,600	47
Sun Communities, Inc. REIT	1,517	47
JER Investors Trust Inc. REIT	2,270	43
Investors Real Estate Trust
REIT	4,154	42

32

Financials Index Fund

			Market
			Value•
		Shares	($000)
	GMH Communities Trust REIT	3,873	41
	Universal Health Realty
	Income REIT	1,090	41
	Luminent Mortgage
	Capital, Inc. REIT	4,255	39
	Anworth Mortgage
	Asset Corp. REIT	4,294	38
	Education Realty Trust, Inc.
	REIT	2,471	37
	Capital Lease Funding, Inc.
	REIT	3,229	34
	Urstadt Biddle Properties
	Class A REIT	1,638	30
	Novastar Financial, Inc. REIT	2,968	24
	Fieldstone Investment Corp.
	REIT	4,507	22
	HomeBanc Corp. REIT	4,585	13
	Urstadt Biddle Properties REIT	330	6
			36,997
Real Estate Management & Development (0.8%)
*	Realogy Corp.	19,685	582
*	CB Richard Ellis Group, Inc.	17,352	578
	Forest City Enterprise Class A	5,985	370
	Jones Lang LaSalle Inc.	3,433	363
	The St. Joe Co.	6,497	361
*	Move, Inc.	13,278	79
*	Tejon Ranch Co.	924	44
*	Affordable Residential
	Communities	3,027	36
			2,413
Thrifts & Mortgage Finance (6.9%)
	Fannie Mae	89,280	5,065
	Freddie Mac	63,739	4,091
	Washington Mutual, Inc.	86,253	3,716
	Countrywide Financial Corp.	57,130	2,187
	Sovereign Bancorp, Inc.	34,718	877
	Hudson City Bancorp, Inc.	49,547	664
	MGIC Investment Corp.	7,665	463
	Radian Group, Inc.	7,401	425
	New York Community
	Bancorp, Inc.	24,264	406

	The PMI Group Inc.	7,227	339
	Webster Financial Corp.	5,188	256
	Astoria Financial Corp.	8,366	237
	People’s Bank	5,173	230
	IndyMac Bancorp, Inc.	6,364	218
	Washington Federal Inc.	7,973	190
	NewAlliance Bancshares, Inc.	9,431	149
	First Niagara Financial
	Group, Inc.	9,796	139
	Downey Financial Corp.	1,958	128
	MAF Bancorp, Inc.	2,582	114
	Municipal Mortgage &
	Equity, L.L.C.	3,317	97
	Provident Financial
	Services Inc.	5,444	96
*	First Federal Financial Corp.	1,563	89
	Capitol Federal Financial	2,065	77
	BankUnited Financial Corp.	3,009	73
	Brookline Bancorp, Inc.	5,745	73
	TrustCo Bank NY	7,103	70
	PFF Bancorp, Inc.	2,047	65
	Bank Mutual Corp.	5,216	61
	BankAtlantic Bancorp, Inc.
	Class A	4,479	57
	Fremont General Corp.	6,052	53
	Corus Bankshares Inc.	2,789	52
	Provident New York
	Bancorp, Inc.	3,783	51
*	Triad Guaranty, Inc.	1,097	50
	Flagstar Bancorp, Inc.	3,544	49
	Anchor Bancorp
	Wisconsin Inc.	1,732	49
	Northwest Bancorp, Inc.	1,833	48
*	Accredited Home Lenders
	Holding Co.	2,020	45
	Partners Trust Financial
	Group, Inc.	3,761	43
*	Ocwen Financial Corp.	3,603	42
	TierOne Corp.	1,475	41
	First Financial Holdings, Inc.	1,154	40
*	Franklin Bank Corp.	2,037	38
	WSFS Financial Corp.	534	36
	KNBT Bancorp Inc.	2,262	34
	City Bank Lynnwood (WA)	1,087	34

Dime Community Bancshares	2,617	33
First Place Financial Corp.	1,466	31
Kearny Financial Corp.	2,014	30
First Busey Corp.	1,320	29
Flushing Financial Corp.	1,702	28
United Community
Financial Corp.	2,443	26
* Wauwatosa Holdings, Inc.	1,078	19
* Doral Financial Corp.	8,711	19
Clifton Savings Bancorp, Inc.	1,339	16
NetBank, Inc.	4,537	15
* Roma Financial Corp.	888	13
Charter Financial Corp.	64	3
		21,619
Total Common Stocks
(Cost $298,740)	314,780
Temporary Cash Investment (0.0%)
[1] Vanguard Market Liquidity
Fund, 5.282%
(Cost $4)	3,988	4
Total Investments (100.0%)
(Cost $298,744)	314,784
Other Assets and Liabilities (0.0%)
Other Assets—Note B	1,572
Liabilities	(1,575)
		(3)
Net Assets (100%)	314,781

At February 28, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	298,180
Undistributed Net Investment Income	848
Accumulated Net Realized Losses	(287)
Unrealized Appreciation	16,040
Net Assets	314,781

Admiral Shares—Net Assets
Applicable to 402,524 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	12,957
Net Asset Value Per Share—
Admiral Shares	$32.19

ETF Shares—Net Assets
Applicable to 4,700,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	301,824
Net Asset Value Per Share—
ETF Shares	$64.22

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets. REIT—Real Estate Investment Trust.

33

Financials Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	2,598
Interest[1]	7
Total Income	2,605
Expenses
The Vanguard Group—Note B
Investment Advisory Services	14
Management and Administrative
Admiral Shares	11
ETF Shares	164
Marketing and Distribution
Admiral Shares	1
ETF Shares	22
Custodian Fees	31
Shareholders’ Reports
Admiral Shares	—
ETF Shares	6
Total Expenses	249
Net Investment Income	2,356
Realized Net Gain (Loss) on
Investment Securities Sold	500
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	7,653
Net Increase (Decrease) in Net Assets
Resulting from Operations	10,509

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	2,356	2,255
Realized Net Gain (Loss)	500	1,259
Change in Unrealized Appreciation (Depreciation)	7,653	8,095
Net Increase (Decrease) in Net Assets Resulting from Operations	10,509	11,609
Distributions
Net Investment Income
Admiral Shares	(112)	(98)
ETF Shares	(2,082)	(1,715)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,194)	(1,813)
Capital Share Transactions—Note F
Admiral Shares	4,739	3,796
ETF Shares	169,044	63,343
Net Increase (Decrease) from Capital Share Transactions	173,783	67,139
Total Increase (Decrease)	182,098	76,935
Net Assets
Beginning of Period	132,683	55,748
End of Period[2]	314,781	132,683

1  Interest income from an affiliated company of the fund was $7,000.

2  Net Assets—End of Period includes undistributed net investment income of $848,000 and $686,000.

34

Financials Index Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended		Year Ended	Feb. 4[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$29.86	$26.36	$25.35	$24.90
Investment Operations
Net Investment Income	.355[2]	.716[2]	.660[2]	.31
Net Realized and Unrealized Gain (Loss) on Investments	2.340	3.392	1.086	.14
Total from Investment Operations	2.695	4.108	1.746	.45
Distributions
Dividends from Net Investment Income	(.365)	(.608)	(.736)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.365)	(.608)	(.736)	—
Net Asset Value, End of Period	$32.19	$29.86	$26.36	$25.35

Total Return[3]	9.05%	15.76%	6.88%	1.81%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13	$8	$3	$1
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.43%*	2.49%	2.59%	2.38%*
Portfolio Turnover Rate[4]	12%*	6%	6%	9%

ETF Shares

	Six Months
	Ended		Year Ended	Jan. 26[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$59.57	$52.57	$50.57	$50.51
Investment Operations
Net Investment Income	.72[2]	1.43[2]	1.316[2]	.70
Net Realized and Unrealized Gain (Loss) on Investments	4.67	6.80	2.160	(.64)
Total from Investment Operations	5.39	8.23	3.476	.06
Distributions
Dividends from Net Investment Income	(.74)	(1.23)	(1.476)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.74)	(1.23)	(1.476)	—
Net Asset Value, End of Period	$64.22	$59.57	$52.57	$50.57

Total Return	9.06%	15.82%	6.85%	0.12%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$302	$125	$53	$20
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.47%*	2.52%	2.61%	2.38%*
Portfolio Turnover Rate[4]	12%*	6%	6%	9%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

35

Financials Index Fund

Notes to Financial Statements

Vanguard Financials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management,

administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $23,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $688,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $126,000 to offset future net capital gains of $86,000 through August 31, 2014, and $40,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $298,744,000. Net unrealized appreciation of investment securities for tax purposes was $16,040,000, consisting of unrealized gains of $17,827,000 on securities that had risen in value since their purchase and $1,787,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $194,122,000 of investment securities and sold $19,869,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	6,623	207	5,301	188
Issued in Lieu of Cash Distributions	111	3	96	3
Redeemed[1]	(1,995)	(62)	(1,601)	(57)
Net Increase (Decrease)—Admiral Shares	4,739	148	3,796	134
ETF Shares
Issued	182,052	2,800	69,220	1,200
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(13,008)	(200)	(5,877)	(100)
Net Increase (Decrease)—ETF Shares	169,044	2,600	63,343	1,100

1  Net of redemption fees of $14,000 and $25,000.

36

Health Care Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	266	266	2,452
Median Market Cap	$51.9B	$51.9B	$31.3B
Price/Earnings Ratio	22.3x	22.2x	17.0x
Price/Book Ratio	3.8x	3.8x	2.8x
Yield		1.4%	1.7%
Admiral Shares	1.1%
ETF Shares	1.2%
Return on Equity	21.0%	21.0%	17.8%
Earnings Growth Rate	12.7%	12.7%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	10%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Biotechnology	14%
Health Care Distributors	4
Health Care Equipment	15
Health Care Facilities	2
Health Care Services	5
Health Care Supplies	1
Health Care Technology	1
Life Sciences Tools & Services	4
Managed Health Care	10
Pharmaceuticals	44

Ten Largest Holdings[4] (% of total net assets)

Johnson & Johnson	9.8%
Pfizer Inc.	9.6
Merck & Co., Inc.	5.1
Abbott Laboratories	4.5
Amgen, Inc.	4.0
UnitedHealth Group Inc.	3.8
Wyeth	3.5
Medtronic, Inc.	3.1
Eli Lilly & Co.	2.9
Bristol-Myers Squibb Co.	2.8
Top Ten	49.1%

1  MSCI US IMI/Health Care.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

37

Health Care Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		6.62%	4.90%
Net Asset Value		6.62	4.89
Admiral Shares[2]	2/5/2004	6.58%	4.87%

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 42 for dividend and capital gains information.

38

Health Care Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.9%)
Biotechnology (13.9%)
*	Amgen, Inc.	312,621	20,089
*	Genentech, Inc.	127,079	10,722
*	Gilead Sciences, Inc.	123,178	8,815
*	Celgene Corp.	99,774	5,318
*	Genzyme Corp.	70,419	4,352
*	Biogen Idec Inc.	90,271	4,079
*	MedImmune Inc.	64,081	2,045
*	Amylin Pharmaceuticals, Inc.	34,890	1,358
*	Cephalon, Inc.	16,222	1,153
*	Vertex Pharmaceuticals, Inc.	33,663	1,033
*	Millennium
	Pharmaceuticals, Inc.	84,704	915
*	PDL BioPharma Inc.	29,051	555
*	OSI Pharmaceuticals, Inc.	15,230	527
*	ImClone Systems, Inc.	17,938	517
*	Alkermes, Inc.	27,041	443
*	Medarex, Inc.	31,007	424
*	BioMarin Pharmaceutical Inc.	24,545	418
*	Myriad Genetics, Inc.	11,474	384
*	Human Genome
	Sciences, Inc.	31,604	348
*	Theravance, Inc.	10,741	346
*	United Therapeutics Corp.	6,053	340
*	Alexion Pharmaceuticals, Inc.	9,140	337
*	Onyx Pharmaceuticals, Inc.	12,342	324
*	Regeneron

	Pharmaceuticals, Inc.	15,101	300
*	Cubist Pharmaceuticals, Inc.	14,555	292
*	Applera Corp.-Celera
	Genomics Group	20,564	286
*	Digene Corp.	5,552	263
*	InterMune Inc.	7,231	219
*	Ligand Pharmaceuticals Inc.
	Class B	18,761	211
*	Martek Biosciences Corp.	8,622	195
*	CV Therapeutics, Inc.	14,832	189
*	Pharmion Corp.	6,848	179
*	Arena Pharmaceuticals, Inc.	14,118	179
*	Isis Pharmaceuticals, Inc.	18,702	171
*	Progenics
	Pharmaceuticals, Inc.	5,877	163
*	MannKind Corp.	10,244	163
*	Tanox, Inc.	7,402	144
*	Zymogenetics, Inc.	9,015	135
*	Geron Corp.	17,658	134
*	Alnylam Pharmaceuticals Inc.	6,939	130
*	Neurocrine Biosciences, Inc.	10,273	130
	Incyte Corp.	19,595	126
*	Keryx
	Biopharmaceuticals, Inc.	10,440	119
*	Dendreon Corp.	22,082	102
*	Enzon Pharmaceuticals, Inc.	11,856	98
*	ARIAD Pharmaceuticals, Inc.	17,603	85
*	Nabi Biopharmaceuticals	15,920	84
*	Telik, Inc.	14,018	81
*	Rigel Pharmaceuticals, Inc.	6,360	67
*	Momenta
	Pharmaceuticals, Inc.	5,140	63
*	Panacos Pharmaceuticals Inc.	13,481	58
*	Idenix Pharmaceuticals Inc.	6,083	58
*	Encysive
	Pharmaceuticals, Inc.	16,095	56
*	deCODE genetics, Inc.	13,443	52
*	Nuvelo, Inc.	13,895	46
*	Coley Pharmaceutical Group	4,076	38
			69,458
Health Care Equipment & Supplies (15.9%)
	Medtronic, Inc.	308,200	15,521
	Baxter International, Inc.	175,268	8,765
*	Boston Scientific Corp.	335,547	5,473

*	Zimmer Holdings, Inc.	63,891	5,388
	Becton, Dickinson & Co.	65,608	4,986
	Stryker Corp.	76,381	4,737
*	St. Jude Medical, Inc.	94,649	3,753
	Biomet, Inc.	62,396	2,641
	C.R. Bard, Inc.	27,600	2,202
*	Varian Medical Systems, Inc.	34,857	1,602
*	Hospira, Inc.	39,734	1,521
	DENTSPLY International Inc.	38,769	1,223
	Beckman Coulter, Inc.	16,747	1,074
*	Intuitive Surgical, Inc.	9,347	1,038
*	ResMed Inc.	20,452	977
*	Cytyc Corp.	30,202	915
	Hillenbrand Industries, Inc.	14,808	885
	Dade Behring Holdings Inc.	20,953	858
*	Respironics, Inc.	19,443	797
*	Edwards Lifesciences Corp.	15,723	794
	Bausch & Lomb, Inc.	14,347	750
*	IDEXX Laboratories Corp.	8,402	724
*	Hologic, Inc.	12,749	702
*	Gen-Probe Inc.	13,818	664
*	Kinetic Concepts, Inc.	13,269	652
*	Advanced Medical Optics, Inc.	15,771	608
*	Kyphon Inc.	12,079	545
*	Immucor Inc.	17,975	535
	Cooper Cos., Inc.	11,380	522
	Mentor Corp.	10,191	489
	STERIS Corp.	17,400	451
*	Inverness Medical
	Innovations, Inc.	10,670	450
	West Pharmaceutical
	Services, Inc.	8,703	394
*	American Medical Systems
	Holdings, Inc.	18,708	380
*	Haemonetics Corp.	7,236	326
*	Viasys Healthcare Inc.	8,717	270
*	ArthroCare Corp.	7,103	258
	PolyMedica Corp.	6,157	255
*	DJ Orthopedics Inc.	6,171	242
*	Align Technology, Inc.	14,353	236
*	Thoratec Corp.	11,280	222
*	Biosite Inc.	4,082	217
*	LifeCell Corp.	9,037	216
	Analogic Corp.	3,759	210

*	Nuvasive, Inc.	8,871	210
*	Integra LifeSciences Holdings	4,974	209
*	CONMED Corp.	7,583	207
*	Orthofix International N.V.	3,901	192
*	Wright Medical Group, Inc.	8,308	186
*	Palomar Medical
	Technologies, Inc.	4,530	185
	Arrow International, Inc.	4,882	163
	Meridian Bioscience Inc.	5,950	160
*	Greatbatch, Inc.	5,881	153
*	SurModics, Inc.	4,036	149
*	Conceptus, Inc.	7,842	147
	Invacare Corp.	7,814	145
*	ICU Medical, Inc.	3,466	135
*	SonoSite, Inc.	4,452	134
	Datascope Corp.	3,547	127
*	Symmetry Medical Inc.	8,370	125
*	IntraLase Corp.	4,964	122
*	Foxhollow Technologies Inc.	5,059	113
	Vital Signs, Inc.	2,136	113
*	Cyberonics, Inc.	5,383	110
	Sirona Dental Systems Inc.	2,917	109
*	Volcano Corp.	5,486	104
*	Merit Medical Systems, Inc.	7,035	99
*	OraSure Technologies, Inc.	12,291	98
*	ev3 Inc.	4,636	91
*	Kensey Nash Corp.	2,939	84
*	Aspect Medical Systems, Inc.	4,164	67
*	Northstar Neuroscience, Inc.	3,384	41
	Young Innovations, Inc.	1,574	40
			79,286
Health Care Providers & Services (21.4%)
	UnitedHealth Group Inc.	360,719	18,829
*	WellPoint Inc.	165,554	13,143
	Cardinal Health, Inc.	108,531	7,607
	Caremark Rx, Inc.	114,262	7,037
	Aetna Inc.	139,699	6,184
*	Medco Health Solutions, Inc.	78,385	5,300
	McKesson Corp.	75,258	4,196
	CIGNA Corp.	27,448	3,911
	AmerisourceBergen Corp.	53,886	2,838
*	Laboratory Corp. of
	America Holdings	33,535	2,674
*	Humana Inc.	44,562	2,667

*	Coventry Health Care Inc.	42,739	2,326
*	Express Scripts Inc.	30,806	2,323
	Quest Diagnostics, Inc.	44,369	2,264
*	Health Net Inc.	31,267	1,672
*	DaVita, Inc.	27,861	1,520
	Omnicare, Inc.	32,611	1,355
	Health Management
	Associates Class A	64,178	1,281
*	Henry Schein, Inc.	23,766	1,240
*	Triad Hospitals, Inc.	23,415	1,148
	Manor Care, Inc.	19,907	1,067
*	Patterson Cos.	29,636	989
*	Lincare Holdings, Inc.	25,033	978

39

Health Care Index Fund

			Market
			Value•
		Shares	($000)
*	Community Health
	Systems, Inc.	25,588	953
*	Tenet Healthcare Corp.	125,498	857
*	VCA Antech, Inc.	22,198	815
	Universal Health Services
	Class B	13,497	781
*	WellCare Health Plans Inc.	8,709	715
*	Pediatrix Medical Group, Inc.	12,992	703
*	Psychiatric Solutions, Inc.	13,488	539
*	Sierra Health Services, Inc.	13,697	509
*	LifePoint Hospitals, Inc.	13,873	508
*	Sunrise Senior Living, Inc.	12,100	474
*	AMERIGROUP Corp.	13,882	459
	Brookdale Senior Living Inc.	9,509	449
*	Magellan Health Services, Inc.	10,185	426
*	Healthways, Inc.	8,763	381
*	PSS World Medical, Inc.	18,048	374
*	United Surgical Partners
	International, Inc.	11,938	365
*	Apria Healthcare Group Inc.	11,310	360
	Owens &
	Minor, Inc. Holding Co.	10,733	354
*	Genesis Healthcare Corp.	5,267	332
	Chemed Corp.	6,991	324
*	inVentiv Health, Inc.	7,807	285
*	Kindred Healthcare, Inc.	8,485	279
*	Centene Corp.	11,502	277
*	AMN Healthcare
	Services, Inc.	9,230	257
*	Healthspring, Inc.	11,396	241
	LCA-Vision Inc.	5,326	232
*	Amedisys Inc.	6,907	221
*	HealthExtras, Inc.	8,169	216
*	AmSurg Corp.	7,987	184
*	Cross Country Healthcare, Inc.	8,211	156
*	Matria Healthcare, Inc.	5,730	145
*	Gentiva Health Services, Inc.	6,663	131
	Landauer, Inc.	2,457	125
*	Odyssey Healthcare, Inc.	9,179	125
*	Molina Healthcare Inc.	3,786	118
*	MedCath Corp.	3,879	113

	Option Care, Inc.	8,357	111
*	Symbion, Inc.	5,049	105
*	Res-Care, Inc.	5,908	105
	National Healthcare Corp.	1,877	103
*	Radiation Therapy
	Services, Inc.	3,107	94
*	Nighthawk Radiology
	Holdings, Inc.	3,558	74
*	Alliance Imaging, Inc.	6,726	48
			106,972
Heath Care Technology (0.8%)
	IMS Health, Inc.	53,758	1,552
*	Cerner Corp.	16,765	874
*	Emdeon Corp.	41,650	622
*	Allscripts Healthcare
	Solutions, Inc.	12,962	351
*	Eclipsys Corp.	11,844	248
*	The TriZetto Group, Inc.	11,101	231
*	Dendrite International, Inc.	11,188	143
*	Omnicell, Inc.	6,797	132
*	Merge Technologies, Inc.	7,951	40
			4,193
Life Sciences Tools & Services (3.6%)
*	Thermo Fisher Scientific, Inc.	109,331	4,949
	Applera Corp.–Applied
	Biosystems Group	49,156	1,518
*	Waters Corp.	27,342	1,484
*	Covance, Inc.	17,020	1,049
*	Millipore Corp.	14,182	1,014
	Pharmaceutical Product
	Development, Inc.	28,300	900
*	Invitrogen Corp.	13,338	844
*	Charles River
	Laboratories, Inc.	18,184	834
	PerkinElmer, Inc.	32,844	778
*	Techne Corp.	9,998	563
*	Illumina, Inc.	15,811	531
*	Affymetrix, Inc.	17,903	461
*	Varian, Inc.	8,314	452
*	Ventana Medical
	Systems, Inc.	8,827	355
*	Bio-Rad Laboratories, Inc.
	Class A	4,871	345
*	Dionex Corp.	5,311	327

*	Nektar Therapeutics	23,885	283
*	Exelixis, Inc.	25,188	254
*	PAREXEL International Corp.	7,280	248
	Cambrex Corp.	7,195	166
*	Molecular Devices Corp.	4,326	153
*	Enzo Biochem, Inc.	7,304	106
*	Bruker BioSciences Corp.	11,135	100
*	Pharmanet Development
	Group, Inc.	4,761	97
*	PRA International	4,685	94
*	eResearch Technology, Inc.	10,696	76
*	Albany Molecular
	Research, Inc.	6,211	59
*	Diversa Corp.	7,696	58
			18,098
Pharmaceuticals (44.3%)
	Johnson & Johnson	776,480	48,957
	Pfizer Inc.	1,930,686	48,190
	Merck & Co., Inc.	581,145	25,663
	Abbott Laboratories	411,068	22,453
	Wyeth	360,610	17,641
	Eli Lilly & Co.	272,723	14,356
	Bristol-Myers Squibb Co.	526,694	13,899
	Schering-Plough Corp.	397,030	9,322
	Allergan, Inc.	40,643	4,540
*	Forest Laboratories, Inc.	84,793	4,389
*	Sepracor Inc.	29,440	1,547
*	Barr Pharmaceuticals Inc.	27,091	1,436
*	King Pharmaceuticals, Inc.	65,210	1,216
	Mylan Laboratories, Inc.	56,858	1,204
*	Endo Pharmaceuticals
	Holdings, Inc.	33,733	1,053
*	Watson Pharmaceuticals, Inc.	25,850	681
	Medicis Pharmaceutical Corp.	14,570	530
	Valeant Pharmaceuticals
	International	24,782	444
*	MGI Pharma, Inc.	20,842	442
	Perrigo Co.	21,397	357
*	The Medicines Co.	12,815	346
	Alpharma, Inc. Class A	11,521	304
*	ViroPharma Inc.	17,330	277
*	Adams Respiratory
	Therapeutics, Inc.	6,643	241
*	Par Pharmaceutical Cos. Inc.	9,647	234

*	K-V Pharmaceutical Co.
	Class A	8,883	219
*	New River
	Pharmaceuticals Inc.	3,457	219
*	Salix Pharmaceuticals, Ltd.	12,488	177
*	Abraxis Bioscience, Inc.	6,626	175
*	Sciele Pharma, Inc.	7,552	174
*	Noven Pharmaceuticals, Inc.	6,326	156
*	Xenoport Inc.	4,635	119
*	AtheroGenics, Inc.	10,686	117
*	Adolor Corp.	11,085	74
			221,152
Total Investments (99.9%)
(Cost $477,294)			499,159
Other Assets and Liabilities (0.1%)
Other Assets—Note B			8,815
Liabilities			(8,296)
			519
Net Assets (100%)			499,678

At February 28, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	478,089
Undistributed Net Investment Income	981
Accumulated Net Realized Losses	(1,257)
Unrealized Appreciation	21,865
Net Assets	499,678

Admiral Shares—Net Assets
Applicable to 4,141,264 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	119,286
Net Asset Value Per Share—
Admiral Shares	$28.80

ETF Shares—Net Assets
Applicable to 6,602,626 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	380,392
Net Asset Value Per Share—
ETF Shares	$57.61

•  See Note A in Notes to Financial Statements.

*	Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net

40

Health Care Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	3,257
Interest[1]	9
Total Income	3,266
Expenses
The Vanguard Group—Note B
Investment Advisory Services	38
Management and Administrative
Admiral Shares	129
ETF Shares	358
Marketing and Distribution
Admiral Shares	14
ETF Shares	50
Custodian Fees	19
Shareholders’ Reports
Admiral Shares	1
ETF Shares	17
Total Expenses	626
Net Investment Income	2,640
Realized Net Gain (Loss) on
Investment Securities Sold	22,137
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(6,587)
Net Increase (Decrease) in Net Assets
Resulting from Operations	18,190

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	2,640	4,314
Realized Net Gain (Loss)	22,137	2,987
Change in Unrealized Appreciation (Depreciation)	(6,587)	12,648
Net Increase (Decrease) in Net Assets Resulting from Operations	18,190	19,949
Distributions
Net Investment Income
Admiral Shares	(1,154)	(671)
ETF Shares	(3,876)	(1,702)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(5,030)	(2,373)
Capital Share Transactions—Note F
Admiral Shares	8,368	30,610
ETF Shares	6,205	146,248
Net Increase (Decrease) from Capital Share Transactions	14,573	176,858
Total Increase (Decrease)	27,733	194,434
Net Assets
Beginning of Period	471,945	277,511
End of Period[2]	499,678	471,945

1  Interest income from an affiliated company of the fund was $9,000.

2  Net Assets—End of Period includes undistributed net investment income of $981,000 and $3,371,000.

41

Health Care Index Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended		Year Ended	Feb. 5[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$27.99	$26.92	$23.97	$25.33
Investment Operations
Net Investment Income	.148[2]	.304[2]	.274[2]	.13
Net Realized and Unrealized Gain (Loss) on Investments	.960	.951	2.762	(1.49)
Total from Investment Operations	1.108	1.255	3.036	(1.36)
Distributions
Dividends from Net Investment Income	(.298)	(.185)	(.086)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.298)	(.185)	(.086)	—
Net Asset Value, End of Period	$28.80	$27.99	$26.92	$23.97

Total Return[3]	3.97%	4.68%	12.70%	–5.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$119	$108	$73	$11
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.03%*	1.12%	1.11%	1.09%*
Portfolio Turnover Rate[4]	10%*	11%	9%	8%

ETF Shares

	Six Months
	Ended		Year Ended	Jan. 26[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$55.99	$53.85	$47.90	$50.55
Investment Operations
Net Investment Income	.304[2]	.622[2]	.597[2]	.23
Net Realized and Unrealized Gain (Loss) on Investments	1.931	1.905	5.486	(2.88)
Total from Investment Operations	2.235	2.527	6.083	(2.65)
Distributions
Dividends from Net Investment Income	(.615)	(.387)	(.133)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.615)	(.387)	(.133)	—
Net Asset Value, End of Period	$57.61	$55.99	$53.85	$47.90

Total Return	4.00%	4.71%	12.72%	–5.24%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$380	$364	$205	$19
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.07%*	1.15%	1.13%	1.09%*
Portfolio Turnover Rate[4]	10%*	11%	9%	8%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Health Care Index Fund

Notes to Financial Statements

Vanguard Health Care Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $47,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.05% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $23,173,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $311,000 to offset future net capital gains of $207,000 through August 31, 2014, and $104,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $477,294,000. Net unrealized appreciation of investment securities for tax purposes was $21,865,000, consisting of unrealized gains of $39,560,000 on securities that had risen in value since their purchase and $17,695,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $138,975,000 of investment securities and sold $127,116,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	12,013	414	44,720	1,672
Issued in Lieu of Cash Distributions	449	16	236	9
Redeemed[1]	(4,094)	(144)	(14,346)	(534)
Net Increase (Decrease)—Admiral Shares	8,368	286	30,610	1,147
ETF Shares
Issued	114,430	2,001	162,547	3,002
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(108,225)	(1,900)	(16,299)	(300)
Net Increase (Decrease)—ETF Shares	6,205	101	146,248	2,702

1  Net of redemption fees of $7,000 and $69,000.

43

Industrials Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	327	326	2,452
Median Market Cap	$28.9B	$29.3B	$31.3B
Price/Earnings Ratio	17.8x	17.8x	17.0x
Price/Book Ratio	3.1x	3.1x	2.8x
Yield		1.7%	1.7%
Admiral Shares	1.4%
ETF Shares	1.4%
Return on Equity	18.4%	18.5%	17.8%
Earnings Growth Rate	18.8%	18.8%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Aerospace & Defense	20%
Air Freight & Logistics	6
Airlines	2
Building Products	2
Commercial Printing	1
Construction & Engineering	2
Construction & Farm Machinery & Heavy Trucks	7
Diversified Commercial & Professional Services	3
Electrical Components & Equipment	5
Environmental & Facilities Services	2
Human Resource & Employment Services	2
Industrial Conglomerates	28
Industrial Machinery	9
Office Services & Supplies	2
Railroads	5
Trading Companies & Distributors	2
Trucking	2

Ten Largest Holdings[4] (% of total net assets)

General Electric Co.	20.1%
The Boeing Co.	3.8
United Technologies Corp.	3.6
Tyco International Ltd.	3.6
3M Co.	3.0
United Parcel Service, Inc.	2.7
Caterpillar, Inc.	2.4
Honeywell International Inc.	2.1
Lockheed Martin Corp.	2.0
Emerson Electric Co.	2.0
Top Ten	45.3%

1  SCI US IMI/Industrials.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

44

Industrials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		15.19%	15.00%
Net Asset Value		15.15	14.98
Admiral Shares	5/8/2006	—	–0.53
Fee-Adjusted Return[2]		—	–2.50

1  Six months ended February 28, 2007.

2  Reflective of the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 50 for dividend and capital gains information.

45

Industrials Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.3%)
Aerospace & Defense (19.5%)
	The Boeing Co.	75,101	6,554
	United Technologies Corp.	95,323	6,256
	Honeywell International Inc.	77,567	3,602
	Lockheed Martin Corp.	36,031	3,505
	General Dynamics Corp.	34,402	2,630
	Raytheon Co.	44,475	2,382
	Northrop Grumman Corp.	32,823	2,358
	Precision Castparts Corp.	13,585	1,236
	Rockwell Collins, Inc.	16,780	1,099
	L-3 Communications
	Holdings, Inc.	11,886	1,035
	Goodrich Corp.	11,835	581
*	Alliant Techsystems, Inc.	3,314	287
*	BE Aerospace, Inc.	7,941	240
*	Armor Holdings, Inc.	3,509	224
	DRS Technologies, Inc.	4,081	216
*	Hexcel Corp.	9,584	173
	Curtiss-Wright Corp.	4,082	143
*	Moog Inc.	3,698	141
*	Ceradyne, Inc.	2,628	136
*	Teledyne Technologies, Inc.	3,384	129
*	Orbital Sciences Corp.	6,403	127
*	AAR Corp.	3,857	112
*	Esterline Technologies Corp.	2,673	109
	Triumph Group, Inc.	1,720	92
*	K&F Industries Holdings	3,252	80

*	GenCorp, Inc.	5,427	75
	United Industrial Corp.	1,151	62
*	Taser International Inc.	6,730	53
*	DynCorp International Inc.
	Class A	2,847	47
	EDO Corp.	1,919	46
*	Argon ST, Inc.	1,755	43
	HEICO Corp. Class A	1,313	42
	Cubic Corp.	1,913	40
*	MTC Technologies, Inc.	1,321	28
*	Ionatron Inc.	4,781	25
	HEICO Corp.	589	22
			33,930
Air Freight & Logistics (6.1%)
	United Parcel Service, Inc.	66,570	4,673
	FedEx Corp.	29,131	3,326
	Expeditors International of
	Washington, Inc.	21,170	949
	C.H. Robinson Worldwide Inc.	16,575	845
	UTI Worldwide, Inc.	5,914	178
*	EGL, Inc.	3,548	125
*	Hub Group, Inc.	3,577	113
	Pacer International, Inc.	3,920	106
	Forward Air Corp.	2,952	96
*	Atlas Air Worldwide
	Holdings, Inc.	1,699	83
*	ABX Air, Inc.	6,861	51
			10,545
Airlines (2.2%)
	Southwest Airlines Co.	79,270	1,199
*	AMR Corp.	23,760	810
*	UAL Corp.	11,115	444
*	Continental Airlines, Inc.
	Class B	9,011	357
*	US Airways Group Inc.	4,832	253
*	JetBlue Airways Corp.	15,147	186
*	Alaska Air Group, Inc.	4,100	168
	Skywest, Inc.	6,236	159
*	AirTran Holdings, Inc.	9,510	99
*	Republic Airways Holdings Inc.	3,528	70
*	ExpressJet Holdings, Inc.	5,383	39
*	Frontier Airlines Holdings, Inc.	4,607	31
			3,815
Building Products (2.0%)

	Masco Corp.	39,421	1,177
	American Standard Cos., Inc.	17,915	949
*	USG Corp.	6,737	365
	Lennox International Inc.	5,824	200
	Simpson Manufacturing Co.	4,015	133
*	NCI Building Systems, Inc.	2,154	120
	Universal Forest Products, Inc.	1,882	98
*	Goodman Global, Inc.	3,626	69
	Ameron International Corp.	917	68
*	Griffon Corp.	2,879	68
	Apogee Enterprises, Inc.	3,209	67
	American Woodmark Corp.	1,276	51
*	Trex Co., Inc.	1,597	39
*	Builders FirstSource, Inc.	1,940	35
*	PGT, Inc.	1,944	25
	ElkCorp	76	3
			3,467
Commercial Services & Supplies (9.7%)
	Waste Management, Inc.	53,325	1,816
	Pitney Bowes, Inc.	22,218	1,060
	R.R. Donnelley & Sons Co.	21,486	777
	Manpower Inc.	8,628	641
	Robert Half International, Inc.	15,959	624
	Avery Dennison Corp.	9,295	618
*	Monster Worldwide Inc.	11,727	585
	Republic Services, Inc.
	Class A	13,172	554
	Cintas Corp.	13,643	551
*	The Dun & Bradstreet Corp.	6,159	544
	Equifax, Inc.	12,663	490
*	Allied Waste Industries, Inc.	29,652	380
*	Stericycle, Inc.	4,205	327
*	Corrections Corp. of America	6,082	318
*	ChoicePoint Inc.	8,022	312
	The Corporate Executive
	Board Co.	3,926	305
	The Brink’s Co.	4,761	282
*	Covanta Holding Corp.	12,338	281
	Herman Miller, Inc.	6,600	254
	Adesa, Inc.	9,092	250
	HNI Corp.	4,601	230
*	Copart, Inc.	7,328	216
*	Waste Connections, Inc.	4,697	208
	Watson Wyatt & Co. Holdings	4,277	206

	IKON Office Solutions, Inc.	13,142	184
*	United Stationers, Inc.	3,164	174
	Deluxe Corp.	5,333	165
	Brady Corp. Class A	4,800	157
*	IHS Inc. Class A	4,181	157
*	PHH Corp.	5,482	155
*	Resources Connection, Inc.	4,725	153
*	FTI Consulting, Inc.	4,205	141
	John H. Harland Co.	2,734	138
*	Teletech Holdings Inc.	4,029	127
	Mine Safety Appliances Co.	3,053	124
	Steelcase Inc.	6,203	120
*	Cenveo Inc.	5,243	116
	ABM Industries Inc.	4,380	115
*	Acco Brands Corp.	5,269	115
*	Navigant Consulting, Inc.	5,724	111
*	Tetra Tech, Inc.	6,063	108
*	Korn/Ferry International	4,538	105
*	Labor Ready, Inc.	5,562	102
*	The Advisory Board Co.	1,959	102
*	Geo Group Inc.	2,176	102
*	Mobile Mini, Inc.	3,739	101
	Knoll, Inc.	4,303	100
*	American Reprographics Co.	2,989	99
*	Huron Consulting Group Inc.	1,472	93
*	Consolidated Graphics, Inc.	1,305	93
*	School Specialty, Inc.	2,428	91
	Administaff, Inc.	2,510	89
*	CoStar Group, Inc.	1,894	89
*	Clean Harbors Inc.	1,708	86
*	Heidrick &
	Struggles International, Inc.	1,882	86
	Viad Corp.	2,198	82
	G & K Services, Inc. Class A	2,173	82
	Healthcare Services
	Group, Inc.	2,817	79
	Rollins, Inc.	3,329	77
*	CRA International Inc.	1,358	70
	McGrath RentCorp	2,326	69
*	Interface, Inc.	4,300	68
	Kelly Services, Inc. Class A	2,163	67
*	Kenexa Corp.	1,855	62
*	Spherion Corp.	6,558	58
*	Kforce Inc.	4,257	58

	Ennis, Inc.	2,181	56
	Diamond Management and
	Technology Consultants,Inc.	3,539	53
	Bowne & Co., Inc.	3,408	53
*	Volt Information Sciences Inc.	1,490	51
*	Hudson Highland Group, Inc.	3,027	49
*	CBIZ Inc.	6,452	44
	Central Parking Corp.	1,964	44
	CDI Corp.	1,571	42
*	Pike Electric Corp.	1,895	34
	Schawk, Inc.	1,690	30
*	LECG Corp.	2,089	28
*	Sirva Inc.	6,968	26
	The Standard Register Co.	1,640	22
			16,831

46

Industrials Index Fund

			Market
			Value•
		Shares	($000)
Construction & Engineering (1.8%)
	Fluor Corp.	8,823	745
*	Jacobs Engineering Group Inc.	5,893	532
*	Foster Wheeler Ltd.	6,836	378
*	Shaw Group, Inc.	8,125	250
*	Quanta Services, Inc.	10,757	249
*	URS Corp.	5,319	221
	Granite Construction Co.	3,493	204
*	EMCOR Group, Inc.	3,217	193
*	Washington Group
	International, Inc.	3,036	178
*	Infrasource Services Inc.	4,055	99
*	Perini Corp.	2,176	79
*	Insituform Technologies Inc.
	Class A	2,948	75
			3,203
Electrical Equipment (5.1%)
	Emerson Electric Co.	80,270	3,459
	Rockwell Automation, Inc.	16,188	1,005
	Cooper Industries, Inc.
	Class A	9,085	833
	Roper Industries Inc.	8,729	464
	Ametek, Inc.	10,599	363
*	Thomas & Betts Corp.	6,043	307
*	General Cable Corp.	5,275	263
	Hubbell Inc. Class B	5,351	258
	Acuity Brands, Inc.	4,455	247
	Belden CDT Inc.	4,496	208
*	Genlyte Group, Inc.	2,581	179
	Baldor Electric Co.	3,998	146
	Regal-Beloit Corp.	3,014	136
	Woodward Governor Co.	3,204	133
*	Energy Conversion
	Devices, Inc.	4,126	124
	Franklin Electric, Inc.	1,904	92
	A.O. Smith Corp.	2,241	87
*	GrafTech International Ltd.	10,953	87
*	II-VI, Inc.	2,717	84
*	Superior Essex Inc.	2,294	73
*	Evergreen Solar, Inc.	6,761	67
	Encore Wire Corp.	2,055	53

*	Power-One, Inc.	8,122	50
*	EnerSys	2,702	46
*	Medis Technology Ltd.	2,607	45
*	FuelCell Energy, Inc.	6,250	43
*	Plug Power, Inc.	8,385	29
	Vicor Corp.	2,692	25
			8,906
Industrial Conglomerates (28.0%)
	General Electric Co.	999,768	34,912
	Tyco International Ltd.	201,421	6,210
	3M Co.	69,941	5,181
	Textron, Inc.	11,263	1,039
*	McDermott International, Inc.	9,915	478
	Carlisle Co., Inc.	3,156	275
	Teleflex Inc.	3,640	244
	Walter Industries, Inc.	4,649	116
*	Sequa Corp. Class A	572	70
	Tredegar Corp.	2,995	67
	Raven Industries, Inc.	1,921	56
	Standex International Corp.	1,275	36
			48,684
Machinery (16.4%)
	Caterpillar, Inc.	65,047	4,190
	Deere & Co.	23,125	2,507
	Illinois Tool Works, Inc.	48,196	2,492
	Danaher Corp.	24,638	1,765
	PACCAR, Inc.	23,473	1,631
	Ingersoll-Rand Co.	30,687	1,329
	Eaton Corp.	14,122	1,144
	ITT Industries, Inc.	17,570	1,041
	Parker Hannifin Corp.	11,939	984
	Dover Corp.	20,446	977
	Cummins Inc.	5,222	703
*	Terex Corp.	10,194	671
	Joy Global Inc.	11,897	528
	Pall Corp.	12,529	433
	SPX Corp.	5,830	408
	Oshkosh Truck Corp.	7,364	395
	Harsco Corp.	4,251	365
	The Manitowoc Co., Inc.	6,154	361
	Trinity Industries, Inc.	8,096	339
*	AGCO Corp.	9,150	332
	Pentair, Inc.	9,643	301
*	Flowserve Corp.	5,738	298

	IDEX Corp.	5,395	281
	Donaldson Co., Inc.	7,749	278
	Graco, Inc.	6,827	277
	Kennametal, Inc.	3,912	239
	Lincoln Electric Holdings, Inc.	3,665	229
	The Timken Co.	7,711	220
	The Toro Co.	4,081	214
	Crane Co.	5,012	191
*	Gardner Denver Inc.	5,420	184
	Bucyrus International, Inc.	3,342	170
	CLARCOR Inc.	5,310	165
	Wabtec Corp.	4,875	157
	Actuant Corp.	2,885	151
	Briggs & Stratton Corp.	4,999	146
	Nordson Corp.	2,956	144
	Mueller Water Products, Inc.	8,926	132
	Kaydon Corp.	2,950	128
	Watts Water Technologies, Inc.	3,230	122
*	ESCO Technologies Inc.	2,756	120
	Mueller Industries Inc.	3,916	117
	Valmont Industries, Inc.	1,880	107
	Barnes Group, Inc.	4,265	95
	Albany International Corp.	2,761	94
*	EnPro Industries, Inc.	2,290	87
	Federal Signal Corp.	5,180	78
	NACCO Industries, Inc.
	Class A	604	78
*	RBC Bearings Inc.	2,363	77
*	The Middleby Corp.	691	76
*	Astec Industries, Inc.	1,915	74
	Freightcar America Inc.	1,431	71
	Cascade Corp.	1,122	64
	CIRCOR International, Inc.	1,779	61
	Wabash National Corp.	3,556	57
	Tennant Co.	1,803	56
*	American Science &
	Engineering, Inc.	1,063	54
	Robbins & Myers, Inc.	1,327	52
	Mueller Water Products, Inc.
	Class A	3,454	51
*	Blount International, Inc.	4,050	48
	The Greenbrier Cos., Inc.	1,590	45
*	Commercial Vehicle Group Inc.	2,218	43
	American Railcar

	Industries, Inc.	1,273	39
*	Accuride Corp.	2,843	38
*	A.S.V., Inc.	2,146	34
*	TurboChef Technologies, Inc.	1,930	29
*	Tecumseh Products Co.
	Class A	1,681	29
*	Tecumseh Products Co.
	Class B	313	5
			28,401
Marine (0.5%)
*	American Commercial
	Lines Inc.	6,354	230
	Alexander & Baldwin, Inc.	4,175	206
*	Kirby Corp.	4,665	170
	Horizon Lines Inc.	2,913	84
	Eagle Bulk Shipping Inc.	4,133	83
	Genco Shipping and
	Trading Ltd.	1,858	56
			829
Road & Rail (7.2%)
	Burlington Northern
	Santa Fe Corp.	35,926	2,845
	Union Pacific Corp.	25,629	2,528
	Norfolk Southern Corp.	39,707	1,882
	CSX Corp.	43,786	1,649
	Ryder System, Inc.	6,230	320
	J.B. Hunt Transport
	Services, Inc.	11,235	298
	Laidlaw International Inc.	7,971	272
*	Avis Budget Group, Inc.	10,132	269
	Landstar System, Inc.	5,833	261
*	YRC Worldwide, Inc.	5,826	253
*	Kansas City Southern	7,640	245
	Con-way, Inc.	4,884	240
*	Hertz Global Holdings Inc.	10,045	214
	Florida East Coast
	Industries, Inc. Class A	3,309	201
*	Swift Transportation Co., Inc.	4,784	147
*	Dollar Thrifty Automotive
	Group, Inc.	2,553	133
	Heartland Express, Inc.	7,001	116
	Knight Transportation, Inc.	6,098	114
	Werner Enterprises, Inc.	5,711	110
*	Genesee & Wyoming Inc.

	Class A	3,978	103
	Arkansas Best Corp.	2,611	103
*	Old Dominion Freight
	Line, Inc.	3,300	103
*	Amerco, Inc.	847	55
			12,461
Trading Companies & Distributors (1.7%)
	W.W. Grainger, Inc.	7,334	566
	Fastenal Co.	12,770	450
*	WESCO International, Inc.	4,951	330
	GATX Corp.	5,254	243
	MSC Industrial Direct Co., Inc.
	Class A	5,032	217
*	United Rentals, Inc.	7,400	211
	UAP Holding Corp.	5,400	137
	Watsco, Inc.	2,513	127
	Applied Industrial
	Technology, Inc.	4,168	100
*	Beacon Roofing Supply, Inc.	4,459	74
*	Williams Scotsman
	International Inc.	3,050	62
*	Interline Brands, Inc.	2,832	60
	Kaman Corp. Class A	2,447	56
*	TransDigm Group, Inc.	1,691	54
*	H&E Equipment Services, Inc.	1,904	50
*	NuCo2, Inc.	1,934	47
	TAL International Group, Inc.	1,924	46

47

Industrials Index Fund

		Market
		Value•
	Shares	($000)
Bluelinx Holdings Inc.	3,871	46
* Rush Enterprises, Inc. Class A	2,132	40
* Electro Rent Corp.	2,337	36
* Houston Wire & Cable Co.	1,234	31
Lawson Products, Inc.	698	27
* Rush Enterprises, Inc. Class B	656	12
		3,022
Transportation Infrastructure (0.1%)
Macquarie
Infrastructure Co. Trust	3,657	141
Total Investments (100.3%)
(Cost $162,231)		174,235
Other Assets and Liabilities (–0.3%)
Other Assets—Note B		919
Liabilities		(1,492)
		(573)
Net Assets (100%)		173,662

At February 28, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	161,281
Undistributed Net Investment Income	512
Accumulated Net Realized Losses	(135)
Unrealized Appreciation	12,004
Net Assets	173,662

Admiral Shares—Net Assets
Applicable to 35,509 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,209
Net Asset Value Per Share—
Admiral Shares	$34.05

ETF Shares—Net Assets
Applicable to 2,600,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	172,453
Net Asset Value Per Share—
ETF Shares	$66.33

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

48

Industrials Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	1,498
Interest[1]	3
Total Income	1,501
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10
Management and Administrative
Admiral Shares	1
ETF Shares	130
Marketing and Distribution
Admiral Shares	—
ETF Shares	17
Custodian Fees	7
Shareholders’ Reports
Admiral Shares	—
ETF Shares	7
Total Expenses	172
Net Investment Income	1,329
Realized Net Gain (Loss) on
Investment Securities Sold	215
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	12,932
Net Increase (Decrease) in Net Assets
Resulting from Operations	14,476

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	1,329	952
Realized Net Gain (Loss)	215	774
Change in Unrealized Appreciation (Depreciation)	12,932	(1,279)
Net Increase (Decrease) in Net Assets Resulting from Operations	14,476	447
Distributions
Net Investment Income
Admiral Shares	(4)	—
ETF Shares	(1,637)	(226)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(1,641)	(226)
Capital Share Transactions—Note F
Admiral Shares	996	197
ETF Shares	39,950	103,172
Net Increase (Decrease) from Capital Share Transactions	40,946	103,369
Total Increase (Decrease)	53,781	103,590
Net Assets
Beginning of Period	119,881	16,291
End of Period[2]	173,662	119,881

1  Interest income from an affiliated company of the fund was $3,000.

2  Net Assets—End of Period includes undistributed net investment income of $512,000 and $824,000.

49

Industrials Index Fund

Financial Highlights

Admiral Shares
	Six Months
	Ended	May 8[1] to
	Feb. 28,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006
Net Asset Value, Beginning of Period	$30.72	$34.10
Investment Operations
Net Investment Income	.33[2]	.164[2]
Net Realized and Unrealized Gain (Loss) on Investments	3.38	(3.544)
Total from Investment Operations	3.71	(3.380)
Distributions
Dividends from Net Investment Income	(.38)	—
Distributions from Realized Capital Gains	—	—
Total Distributions	(.38)	—
Net Asset Value, End of Period	$34.05	$30.72

Total Return[3]	12.09%	–9.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1	$0.2
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%*
Ratio of Net Investment Income to Average Net Assets	1.85%*	1.35%*
Portfolio Turnover Rate[4]	8%*	9%

ETF Shares
	Six Months	Year	Sept. 23,
	Ended	Ended	2004[1] to
	Feb. 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$59.85	$54.30	$48.79
Investment Operations
Net Investment Income	.601[2]	.842[2]	.65
Net Realized and Unrealized Gain (Loss) on Investments	6.623	5.160	5.18
Total from Investment Operations	7.224	6.002	5.83
Distributions
Dividends from Net Investment Income	(.744)	(.452)	(.32)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.744)	(.452)	(.32)
Net Asset Value, End of Period	$66.33	$59.85	$54.30

Total Return	12.09%	11.08%	11.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$172	$120	$16
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%*
Ratio of Net Investment Income to Average Net Assets	1.89%*	1.38%	1.30%*
Portfolio Turnover Rate[4]	8%*	9%	11%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Industrials Index Fund

Notes to Financial Statements

Vanguard Industrials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $15,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.01% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $339,000 to offset future net capital gains of $18,000 through August 31, 2014, and $321,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $162,231,000. Net unrealized appreciation of investment securities for tax purposes was $12,004,000, consisting of unrealized gains of $13,968,000 on securities that had risen in value since their purchase and $1,964,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $46,864,000 of investment securities and sold $5,421,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	1,220	36	197	6
Issued in Lieu of Cash Distributions	2	—	—	—
Redeemed[1]	(225)	(7)	—	—
Net Increase (Decrease)—Admiral Shares	997	29	197	6
ETF Shares
Issued	39,950	600	109,102	1,800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(5,930)	(100)
Net Increase (Decrease)—ETF Shares	39,950	600	103,172	1,700

1  Net of redemption fees of $4,000 and $0.

51

Information Technology Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	379	379	2,452
Median Market Cap	$45.7B	$45.7B	31.3B
Price/Earnings Ratio	24.3x	24.2x	17.0x
Price/Book Ratio	3.8x	3.8x	2.8x
Yield		0.6%	1.7%
Admiral Shares	0.3%
ETF Shares	0.4%
Return on Equity	15.3%	15.3%	17.8%
Earnings Growth Rate	22.4%	22.4%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	8%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Application Software	5%
Communications Equipment	16
Computer Hardware	17
Computer Storage & Peripherals	4
Data Processing & Outsourced Services	8
Electronic Equipment Manufacturers	2
Electronic Manufacturing Services	1
Home Entertainment Software	1
Internet Software & Services	9
IT Consulting & Other Services	2
Office Electronics	1
Semiconductor Equipment	3
Semiconductors	14
Systems Software	16
Technology Distributors	1

Ten Largest Holdings[4] (% of total net assets)

Microsoft Corp.	10.6%
Cisco Systems, Inc.	6.7
International Business Machines Corp.	6.0
Intel Corp.	4.9
Hewlett-Packard Co.	4.6
Google Inc.	4.3
Apple Computer, Inc.	3.1
Oracle Corp.	2.9
QUALCOMM Inc.	2.8
Dell Inc.	2.0
Top Ten	47.9%

1  MSCI US IMI/Information Technology.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

52

Information Technology Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		9.09%	1.70%
Net Asset Value		8.95	1.67
Admiral Shares[2]	3/25/2004	8.93	5.79

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

Note: See Financial Highlights tables on page 58 for dividend and capital gains information.

53

Information Technology Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Communications Equipment (15.8%)
*	Cisco Systems, Inc.	759,619	19,704
	QUALCOMM Inc.	206,714	8,326
	Motorola, Inc.	302,394	5,600
*	Corning, Inc.	195,675	4,037
*	Juniper Networks, Inc.	63,549	1,202
	Harris Corp.	16,762	823
*	Avaya Inc.	51,242	629
*	Tellabs, Inc.	53,053	556
*	JDS Uniphase Corp.	25,600	415
*	F5 Networks, Inc.	5,047	367
*	Polycom, Inc.	10,992	351
*	Ciena Corp.	10,546	332
*	CommScope, Inc.	7,388	284
*	Foundry Networks, Inc.	17,292	252
*	ADC Telecommunications, Inc.	14,642	240
*	Sonus Networks, Inc.	29,978	231
*	Interdigital
	Communications Corp.	6,456	224
*	Andrew Corp.	19,952	212
*	3Com Corp.	49,010	190
	ADTRAN Inc.	8,189	189
*	Avocent Corp.	5,728	182
*	Arris Group Inc.	13,443	177
*	Dycom Industries, Inc.	5,049	126
	Plantronics, Inc.	5,871	120
*	UTStarcom, Inc.	12,840	119

*	NETGEAR, Inc.	4,138	112
*	Finisar Corp.	34,280	109
*	ViaSat, Inc.	3,054	104
*	Comtech
	Telecommunications Corp.	2,824	97
*	Tekelec	7,573	94
*	Sycamore Networks, Inc.	24,189	93
*	SafeNet, Inc.	3,256	89
	Black Box Corp.	2,190	83
*	Harmonic, Inc.	9,367	83
*	Loral Space and
	Communications Ltd.	1,613	75
*	Powerwave Technologies, Inc.	13,810	73
*	Extreme Networks, Inc.	14,160	62
*	Mastec Inc.	5,210	60
	Inter-Tel, Inc.	2,533	59
*	Packeteer, Inc.	4,326	52
*	Ixia	4,667	51
*	Blue Coat Systems, Inc.	1,559	50
	Bel Fuse, Inc. Class B	1,052	33
*	Ditech Networks Inc.	4,175	32
	Bel Fuse, Inc. Class A	279	8
			46,307
Computers & Peripherals (21.1%)
	International Business
	Machines Corp.	188,425	17,525
	Hewlett-Packard Co.	342,608	13,492
*	Apple Computer, Inc.	106,698	9,028
*	Dell Inc.	255,736	5,843
*	EMC Corp.	275,492	3,843
*	Sun Microsystems, Inc.	440,252	2,699
*	Network Appliance, Inc.	46,585	1,801
	Seagate Technology	64,631	1,739
*	NCR Corp.	22,290	1,030
*	SanDisk Corp.	28,208	1,027
*	Lexmark International, Inc.	12,249	742
*	Western Digital Corp.	27,524	528
*	Brocade Communications
	Systems, Inc.	49,183	443
	Diebold, Inc.	8,172	387
*	QLogic Corp.	19,904	350
*	Palm, Inc.	11,676	193
*	Emulex Corp.	10,558	189
	Imation Corp.	4,330	180

*	Avid Technology, Inc.	5,003	167
*	Electronics for Imaging, Inc.	7,111	162
*	Intermec, Inc.	6,369	143
*	Komag, Inc.	3,666	125
*	Hutchinson Technology, Inc.	3,234	73
*	Synaptics Inc.	2,933	72
*	Rackable Systems Inc.	3,435	60
*	Quantum Corp.	23,619	58
*	Gateway, Inc.	27,823	58
*	Adaptec, Inc.	14,360	52
*	Novatel Wireless, Inc.	3,439	45
			62,054
Electronic Equipment & Instruments (4.3%)
*	Agilent Technologies, Inc.	53,100	1,684
*	Flextronics International Ltd.	75,461	825
	Amphenol Corp.	10,928	705
*	Avnet, Inc.	16,476	603
	Jabil Circuit, Inc.	22,506	601
*	Arrow Electronics, Inc.	15,240	584
	CDW Corp.	7,772	482
*	Mettler-Toledo
	International Inc.	4,915	424
*	Trimble Navigation Ltd.	14,618	387
*	Solectron Corp.	113,228	365
*	Ingram Micro, Inc. Class A	17,450	339
*	Vishay Intertechnology, Inc.	21,248	303
	Tektronix, Inc.	10,367	297
*	FLIR Systems, Inc.	7,787	271
	Molex, Inc. Class A	10,010	262
*	Anixter International Inc.	4,163	258
*	Tech Data Corp.	6,908	258
*	Sanmina-SCI Corp.	66,686	247
	Molex, Inc.	7,454	219
*	Itron, Inc.	3,174	205
*	Benchmark Electronics, Inc.	8,940	192
	National Instruments Corp.	6,949	186
*	Dolby Laboratories Inc.	4,613	148
*	Global Imaging Systems, Inc.	6,395	128
*	Coherent, Inc.	3,915	118
*	Insight Enterprises, Inc.	6,007	116
*	Rofin-Sinar Technologies Inc.	1,909	115
	AVX Corp.	7,503	115
	Cognex Corp.	5,042	111
*	Aeroflex, Inc.	9,425	108

*	Rogers Corp.	2,199	106
*	L-1 Identity Solutions Inc.	6,698	106
*	Paxar Corp.	4,586	106
	Technitrol, Inc.	4,782	105
	Daktronics, Inc.	3,901	104
*	Littelfuse, Inc.	2,775	102
*	Checkpoint Systems, Inc.	4,887	96
*	Plexus Corp.	5,783	95
*	SunPower Corp. Class A	2,089	90
*	ScanSource, Inc.	3,172	88
*	Newport Corp.	4,798	86
	MTS Systems Corp.	2,251	85
*	KEMET Corp.	10,837	85
	Agilysys, Inc.	3,865	81
*	Electro Scientific
	Industries, Inc.	3,620	78
*	Brightpoint, Inc.	6,288	76
	Park Electrochemical Corp.	2,422	68
*	TTM Technologies, Inc.	5,204	59
*	Cogent Inc.	5,213	59
	CTS Corp.	4,276	58
*	DTS Inc.	2,194	53
	Methode Electronics, Inc.
	Class A	4,606	50
*	Smart Modular
	Technologies Inc.	4,063	44
*	Universal Display Corp.	3,058	40
*	Mercury Computer
	Systems, Inc.	2,751	35
*	SYNNEX Corp.	1,678	32
*	Multi-Fineline Electronix, Inc.	1,184	22
			12,665
Internet Software & Services (9.1%)
*	Google Inc.	27,943	12,559
*	Yahoo! Inc.	153,131	4,726
*	eBay Inc.	139,509	4,473
*	Akamai Technologies, Inc.	16,490	850
*	VeriSign, Inc.	30,332	767
*	ValueClick, Inc.	12,235	324
*	Digital River, Inc.	4,971	275
*	Equinix, Inc.	2,870	237
*	WebEx Communications, Inc.	4,815	209
*	aQuantive, Inc.	8,141	206
*	CNET Networks, Inc.	17,856	157

*	j2 Global
	Communications, Inc.	5,855	141
*	Websense, Inc.	5,850	133
*	EarthLink, Inc.	16,281	116
*	RealNetworks, Inc.	13,916	114
	United Online, Inc.	8,078	106
*	DealerTrack Holdings Inc.	3,654	106
*	Openwave Systems Inc.	11,806	96
*	SAVVIS, Inc.	2,238	96
*	InfoSpace, Inc.	3,878	88
*	Ariba, Inc.	9,445	88
*	CMGI Inc.	54,613	84
*	Interwoven Inc.	5,119	78
*	Internap Network
	Services Corp.	4,082	77

54

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	The Knot, Inc.	2,907	69
*	Vignette Corp.	3,732	67
*	Bankrate, Inc.	1,585	64
*	SonicWALL, Inc.	6,809	59
*	Omniture, Inc.	3,282	51
*	webMethods, Inc.	7,001	48
*	NetRatings, Inc.	2,028	42
	Marchex, Inc.	3,063	41
*	S1 Corp.	7,503	39
*	LoopNet, Inc.	2,302	39
*	iPass Inc.	6,742	34
*	Liquidity Services, Inc.	1,362	25
*	Jupitermedia Corp.	2,682	23
			26,707
IT Services (9.9%)
	Automatic Data
	Processing, Inc.	68,873	3,429
	Accenture Ltd.	72,947	2,604
	First Data Corp.	95,792	2,445
	Western Union Co.	95,534	2,070
	Electronic Data Systems Corp.	64,628	1,811
	Paychex, Inc.	42,703	1,735
*	Cognizant Technology
	Solutions Corp.	17,737	1,600
*	Fiserv, Inc.	21,755	1,152
*	Computer Sciences Corp.	21,427	1,134
	Fidelity National Information
	Services, Inc.	23,754	1,091
	MasterCard, Inc. Class A	8,437	904
*	Affiliated Computer
	Services, Inc. Class A	13,988	727
*	Ceridian Corp.	17,346	566
*	Iron Mountain, Inc.	19,794	551
	Sabre Holdings Corp.	16,560	535
*	Alliance Data Systems Corp.	8,484	507
*	DST Systems, Inc.	6,617	466
*	Convergys Corp.	17,328	446
*	Hewitt Associates, Inc.	13,180	396
	Global Payments Inc.	9,958	383
*	Unisys Corp.	42,849	364
*	CheckFree Corp.	9,411	357

	MoneyGram International, Inc.	10,543	317
*	VeriFone Holdings, Inc.	6,083	238
	Acxiom Corp.	10,018	214
*	BISYS Group, Inc.	15,066	198
*	Perot Systems Corp.	11,130	187
*	MPS Group, Inc.	12,961	186
*	BearingPoint, Inc.	22,711	182
*	Gartner, Inc. Class A	8,527	180
*	CACI International, Inc.	3,826	178
	Total System Services, Inc.	4,938	154
*	eFunds Corp.	5,844	147
*	Wright Express Corp.	5,114	146
*	CSG Systems
	International, Inc.	5,727	141
	Talx Corp.	3,819	130
*	SRA International, Inc.	4,887	116
*	Euronet Worldwide, Inc.	3,970	109
	Syntel, Inc.	2,811	101
*	Global Cash Access, Inc.	5,651	87
*	Keane, Inc.	5,895	81
*	ManTech International Corp.	2,318	80
	MAXIMUS, Inc.	2,392	72
*	Sapient Corp.	10,730	67
	Gevity HR, Inc.	3,182	63
*	Covansys Corp.	2,496	62
*	Tyler Technologies, Inc.	4,107	56
*	Sykes Enterprises, Inc.	3,486	56
*	Ness Technologies Inc.	3,678	51
*	Ciber, Inc.	7,049	50
*	Forrester Research, Inc.	1,835	49
	infoUSA Inc.	4,494	46
*	TNS Inc.	2,743	46
	Heartland Payment
	Systems, Inc.	1,842	46
*	Lionbridge Technologies, Inc.	6,997	38
*	RightNow Technologies Inc.	2,186	36
			29,183
Office Electronics (0.8%)
*	Xerox Corp.	120,744	2,085
*	Zebra Technologies Corp.
	Class A	8,389	332
			2,417
Semiconductors &
Semiconductor Equipment (17.7%)

	Intel Corp.	721,254	14,317
	Texas Instruments, Inc.	185,614	5,747
	Applied Materials, Inc.	172,609	3,205
*	Broadcom Corp.	58,516	1,995
	Analog Devices, Inc.	42,779	1,551
	Maxim Integrated
	Products, Inc.	40,025	1,311
*	NVIDIA Corp.	42,251	1,310
	KLA-Tencor Corp.	24,851	1,286
	Linear Technology Corp.	37,395	1,241
*	Marvell Technology
	Group Ltd.	58,291	1,196
*	MEMC Electronic
	Materials, Inc.	22,163	1,143
*	Micron Technology, Inc.	94,367	1,119
	Xilinx, Inc.	42,058	1,078
	National Semiconductor Corp.	40,401	1,035
*	Advanced Micro Devices, Inc.	68,624	1,033
	Microchip Technology, Inc.	26,842	956
*	Altera Corp.	45,264	956
*	LAM Research Corp.	17,687	790
*	LSI Logic Corp.	49,880	506
*	Novellus Systems, Inc.	15,384	495
*	Agere Systems Inc.	21,210	465
	Intersil Corp.	17,508	463
*	Integrated Device
	Technology Inc.	24,845	403
*	Teradyne, Inc.	23,738	383
*	International Rectifier Corp.	8,909	382
*	Cypress Semiconductor Corp.	17,606	335
*	Varian Semiconductor
	Equipment Associates, Inc.	6,855	328
*	Atmel Corp.	54,564	302
*	ON Semiconductor Corp.	30,448	299
*	Fairchild Semiconductor
	International, Inc.	15,311	286
*	Tessera Technologies, Inc.	5,782	234
*	FormFactor Inc.	5,465	234
*	Rambus Inc.	10,937	218
*	Cymer, Inc.	4,644	193
*	RF Micro Devices, Inc.	23,980	191
*	Microsemi Corp.	8,884	180
*	Silicon Laboratories Inc.	5,951	180
*	SiRF Technology

	Holdings, Inc.	6,145	176
*	PMC Sierra Inc.	26,012	176
*	Cree, Inc.	9,581	169
*	Atheros Communications, Inc.	6,489	164
*	Amkor Technology, Inc.	13,300	153
*	ATMI, Inc.	4,544	151
*	Entegris Inc.	13,219	147
*	Applied Micro Circuits Corp.	36,806	142
*	Brooks Automation, Inc.	8,991	140
*	FEI Co.	4,239	139
*	Skyworks Solutions, Inc.	20,242	134
*	Trident Microsystems, Inc.	6,010	133
*	Semtech Corp.	9,008	129
*	Spansion Inc. Class A	10,536	128
*	Conexant Systems, Inc.	59,977	119
*	MKS Instruments, Inc.	4,556	110
*	Zoran Corp.	6,092	100
*	Cabot
	Microelectronics Corp.	3,003	98
*	Diodes Inc.	2,535	95
*	Axcelis Technologies, Inc.	12,698	92
*	Silicon Image, Inc.	10,193	90
*	OmniVision
	Technologies, Inc.	6,870	89
*	Micrel, Inc.	7,526	88
*	Lattice Semiconductor Corp.	14,227	88
*	TriQuint Semiconductor, Inc.	17,508	88
*	Cirrus Logic, Inc.	9,769	85
*	Advanced Energy
	Industries, Inc.	4,177	84
*	Photronics Inc.	4,889	75
*	DSP Group Inc.	3,657	75
*	Standard Microsystem Corp.	2,489	71
*	Kulicke &
	Soffa Industries, Inc.	7,149	68
*	Veeco Instruments, Inc.	3,444	67
*	Hittite Microwave Corp.	1,497	63
*	Silicon Storage
	Technology, Inc.	11,756	62
*	AMIS Holdings Inc.	5,438	62
*	Exar Corp.	4,510	61
*	Mattson Technology, Inc.	6,601	58
*	Actel Corp.	3,314	55
*	Supertex, Inc.	1,347	55

	Cohu, Inc.	2,715	51
*	Rudolph Technologies, Inc.	3,033	49
*	Credence Systems Corp.	10,630	48
*	Netlogic Microsystems Inc.	1,908	48
*	Asyst Technologies, Inc.	6,123	43
*	Ultratech, Inc.	2,797	37
*	IXYS Corp.	3,506	36
*	Genesis Microchip Inc.	4,510	36
*	Advanced Analogic
	Technologies, Inc.	4,836	31
*	Kopin Corp.	8,232	30
*	PDF Solutions, Inc.	2,561	29
*	Eagle Test Systems, Inc.	1,543	27
			51,890
Software (21.3%)
	Microsoft Corp.	1,106,784	31,178
*	Oracle Corp.	519,910	8,542
*	Adobe Systems, Inc.	72,969	2,864
*	Symantec Corp.	117,334	2,006
*	Electronic Arts Inc.	38,589	1,946
	CA, Inc.	52,549	1,369
*	Intuit, Inc.	41,277	1,218
*	Autodesk, Inc.	28,714	1,182
*	BMC Software, Inc.	25,554	789
*	Citrix Systems, Inc.	22,588	727
*	Cadence Design
	Systems, Inc.	34,957	697
*	McAfee Inc.	19,888	599
*	Activision, Inc.	34,945	584
*	BEA Systems, Inc.	46,424	554
*	Red Hat, Inc.	22,604	507
*	Synopsys, Inc.	17,521	448
*	salesforce.com, Inc.	9,825	425

55

Information Technology Index Fund

			Market
			Value•
		Shares	($000)
*	Compuware Corp.	44,060	403
	FactSet Research
	Systems Inc.	5,491	334
*	NAVTEQ Corp.	10,454	334
*	Hyperion Solutions Corp.	7,173	307
	Fair Isaac, Inc.	7,829	306
*	Novell, Inc.	42,184	279
*	Sybase, Inc.	11,170	279
*	MICROS Systems, Inc.	4,863	271
*	Parametric Technology Corp.	13,955	266
*	THQ Inc.	8,045	259
*	Nuance Communications, Inc.	16,803	237
*	ANSYS, Inc.	4,586	234
	Jack Henry & Associates Inc.	9,862	231
*	TIBCO Software Inc.	23,398	212
*	Mentor Graphics Corp.	10,119	171
*	Transaction Systems
	Architects, Inc.	4,680	165
*	Macrovision Corp.	6,589	163
*	Take-Two Interactive
	Software, Inc.	9,049	161
*	Kronos, Inc.	3,968	157
*	MicroStrategy Inc.	1,195	151
*	Quest Software, Inc.	8,841	144
*	Progress Software Corp.	5,118	144
*	Informatica Corp.	10,239	133
*	Lawson Software, Inc.	16,343	129
	Blackbaud, Inc.	5,499	126
*	Witness Systems, Inc.	4,175	111
*	Blackboard Inc.	3,144	105
*	Wind River Systems Inc.	9,668	101
*	Altiris, Inc.	3,066	100
*	Advent Software, Inc.	2,610	94
*	Manhattan Associates, Inc.	3,383	94
	Quality Systems, Inc.	2,150	88
*	Epicor Software Corp.	6,173	83
*	SPSS, Inc.	2,367	82
*	Opsware, Inc.	10,669	79
*	The Ultimate Software
	Group, Inc.	2,696	72
*	Concur Technologies, Inc.	3,596	58

*	Secure Computing Corp.	6,529	56
*	Ansoft Corp.	1,750	54
*	Borland Software Corp.	9,798	51
*	JDA Software Group, Inc.	3,415	51
*	Agile Software Corp.	7,068	45
*	Sonic Solutions, Inc.	3,068	45
*	FalconStor Software, Inc.	3,103	31
*	EPIQ Systems, Inc.	1,737	31
*	InterVoice, Inc.	4,709	30
*	eSPEED, Inc. Class A	3,352	29
	Renaissance Learning, Inc.	1,113	15
			62,736
Total Investments (100.0%)
(Cost $284,555)			293,959
Other Assets and Liabilities (0.0%)
Other Assets—Note B			1,737
Liabilities			(1,676)
			61
Net Assets (100%)			294,020

At February 28, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	285,868
Undistributed Net Investment Income	161
Accumulated Net Realized Losses	(1,413)
Unrealized Appreciation	9,404
Net Assets	294,020

Admiral Shares—Net Assets
Applicable to 266,953 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	7,123
Net Asset Value Per Share—
Admiral Shares	$26.68

ETF Shares—Net Assets
Applicable to 5,504,506 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	286,897
Net Asset Value Per Share—

ETF Shares	$52.12

•  See Note A in Notes to Financial Statements.

*	Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

56

Information Technology Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	737
Interest[1]	4
Total Income	741
Expenses
The Vanguard Group—Note B
Investment Advisory Services	17
Management and Administrative
Admiral Shares	7
ETF Shares	201
Marketing and Distribution
Admiral Shares	1
ETF Shares	27
Custodian Fees	30
Shareholders’ Reports
Admiral Shares	—
ETF Shares	8
Total Expenses	291
Net Investment Income	450
Realized Net Gain (Loss) on
Investment Securities Sold	85
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	15,458
Net Increase (Decrease) in Net Assets
Resulting from Operations	15,993

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	450	464
Realized Net Gain (Loss)	85	2,551
Change in Unrealized Appreciation (Depreciation)	15,458	(6,138)
Net Increase (Decrease) in Net Assets Resulting from Operations	15,993	(3,123)
Distributions
Net Investment Income
Admiral Shares	(14)	(4)
ETF Shares	(640)	(200)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(654)	(204)
Capital Share Transactions—Note F
Admiral Shares	1,919	2,900
ETF Shares	100,167	123,535
Net Increase (Decrease) from Capital Share Transactions	102,086	126,435
Total Increase (Decrease)	117,425	123,108
Net Assets
Beginning of Period	176,595	53,487
End of Period[2]	294,020	176,595

1  Interest income from an affiliated company of the fund was $4,000.

2  Net Assets—End of Period includes undistributed net investment income of $161,000 and $365,000.

57

Information Technology Index Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended		Year Ended	Mar. 25[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$24.40	$23.93	$20.72	$23.40
Investment Operations
Net Investment Income	.05[2]	.084[2]	.351[3]	.01
Net Realized and Unrealized Gain (Loss) on Investments	2.29	.424	3.182	(2.69)
Total from Investment Operations	2.34	.508	3.533	(2.68)
Distributions
Dividends from Net Investment Income	(.06)	(.038)	(.323)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.06)	(.038)	(.323)	—
Net Asset Value, End of Period	$26.68	$24.40	$23.93	$20.72

Total Return[4]	9.58%	2.12%	17.05%	–11.45%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$7	$5	$2	$0.2
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.34%*	0.33%	1.26%[3]	0.12%*
Portfolio Turnover Rate[5]	8%*	8%	7%	9%

ETF Shares

	Six Months			to
	Ended		Year Ended	Jan. 26[1]
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$47.66	$46.76	$40.46	$50.89
Investment Operations
Net Investment Income	.098[2]	.175[2]	.670[6]	.03
Net Realized and Unrealized Gain (Loss) on Investments	4.498	.816	6.239	(10.46)
Total from Investment Operations	4.596	.991	6.909	(10.43)
Distributions
Dividends from Net Investment Income	(.136)	(.091)	(.609)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.136)	(.091)	(.609)	—
Net Asset Value, End of Period	$52.12	$47.66	$46.76	$40.46

Total Return	9.64%	2.11%	17.07%	–20.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$287	$172	$51	$16
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	0.38%*	0.36%	1.28%[6]	0.12%*
Portfolio Turnover Rate[5]	8%*	8%	7%	9%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $.284 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Net investment income per share and the ratio of net investment income to average net assets include $.553 and 1.00%, respectively, resulting from a special dividend from Microsoft Corp. in November 2004.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

58

Information Technology Index Fund

Notes to Financial Statements

Vanguard Information Technology Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $27,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $1,400,000 to offset future net capital gains of $63,000 through August 31, 2013, $188,000 through August 31, 2014, and $1,149,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $284,555,000. Net unrealized appreciation of investment securities for tax purposes was $9,404,000, consisting of unrealized gains of $20,643,000 on securities that had risen in value since their purchase and $11,239,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $111,497,000 of investment securities and sold $9,488,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	3,035	113	4,501	179
Issued in Lieu of Cash Distributions	12	—	4	—
Redeemed[1]	(1,128)	(42)	(1,605)	(68)
Net Increase (Decrease)—Admiral Shares	1,919	71	2,900	111
ETF Shares
Issued	100,167	1,900	146,601	3,005
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	—	—	(23,066)	(500)
Net Increase (Decrease)—ETF Shares	100,167	1,900	123,535	2,505

1  Net of redemption fees of $6,000 and $9,000.

59

Materials Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	120	120	2,452
Median Market Cap	$16.4B	$16.4B	$31.3B
Price/Earnings Ratio	15.8x	15.8x	17.0x
Price/Book Ratio	3.1x	3.1x	2.8x
Yield		1.7%	1.7%
Admiral Shares	1.4%
ETF Shares	1.5%
Return on Equity	14.9%	14.9%	17.8%
Earnings Growth Rate	20.8%	20.8%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Aluminum	5%
Commodity Chemicals	3
Construction Materials	5
Diversified Chemicals	21
Diversified Metals & Mining	8
Fertilizers & Agricultural Chemicals	7
Forest Products	4
Gold	4
Industrial Gases	7
Metal & Glass Containers	4
Paper Packaging	5
Paper Products	5
Precious Metals & Minerals	1
Specialty Chemicals	10
Steel	11

Ten Largest Holdings[4] (% of total net assets)

E.I. du Pont de Nemours & Co.	8.5%
Dow Chemical Co.	7.6
Alcoa Inc.	5.2
Monsanto Co.	5.2
Phelps Dodge Corp.	4.6
Weyerhaeuser Co.	3.7
Newmont Mining Corp. (Holding Co.)	3.7
Praxair, Inc.	3.6
Nucor Corp.	3.3
Air Products & Chemicals, Inc.	3.0
Top Ten	48.4%

1  MSCI US IMI/Materials.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

60

Materials Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		19.54%	14.78%
Net Asset Value		19.50	14.78
Admiral Shares[2]	2/11/2004	19.46	13.52

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 65 for dividend and capital gains information.

61

Materials Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Chemicals (48.7%)
	E.I. du Pont
	de Nemours & Co.	316,803	16,078
	Dow Chemical Co.	329,075	14,413
	Monsanto Co.	187,129	9,860
	Praxair, Inc.	111,237	6,862
	Air Products &
	Chemicals, Inc.	75,867	5,676
	PPG Industries, Inc.	56,980	3,775
	Ecolab, Inc.	64,916	2,746
	Rohm & Haas Co.	48,949	2,587
	Lyondell Chemical Co.	77,033	2,454
	Sigma-Aldrich Corp.	45,442	1,863
	Eastman Chemical Co.	28,307	1,674
*	The Mosaic Co.	52,738	1,342
	Celanese Corp. Series A	46,397	1,326
	Ashland, Inc.	19,684	1,291
	Lubrizol Corp.	23,707	1,233
	International Flavors &
	Fragrances, Inc.	26,249	1,228
*	Nalco Holding Co.	51,168	1,223
	Albemarle Corp.	13,918	1,139
	Airgas, Inc.	24,134	996
	RPM International, Inc.	41,053	961
	Chemtura Corp.	82,793	950
	Cabot Corp.	20,848	932
	FMC Corp.	12,596	927

	Valspar Corp.	33,188	900
	Cytec Industries, Inc.	13,891	817
*	Hercules, Inc.	37,115	748
	Scotts Miracle-Gro Co.	16,072	709
*	Huntsman Corp.	34,323	702
	CF Industries Holdings, Inc.	15,135	585
*	Terra Industries, Inc.	31,834	555
*	W.R. Grace & Co.	22,256	548
*	OM Group, Inc.	10,163	515
	H.B. Fuller Co.	20,506	512
	Olin Corp.	25,109	434
	Minerals Technologies, Inc.	6,642	411
	Sensient Technologies Corp.	15,111	370
	Ferro Corp.	14,698	312
	MacDermid, Inc.	8,985	311
	Spartech Corp.	11,024	292
	Arch Chemicals, Inc.	8,291	255
*	Rockwood Holdings, Inc.	8,826	240
	Georgia Gulf Corp.	11,119	213
	NewMarket Corp.	4,747	208
*	PolyOne Corp.	30,237	203
	Westlake Chemical Corp.	6,688	199
*	Zoltek Cos., Inc.	6,635	196
*	Symyx Technologies, Inc.	11,223	188
	A. Schulman Inc.	8,228	174
	Koppers Holdings, Inc.	5,430	133
	American Vanguard Corp.	6,730	116
	Tronox Inc. Class B	7,374	109
	Tronox Inc.	6,554	100
	NL Industries, Inc.	3,253	36
			92,627
Construction Materials (4.6%)
	Vulcan Materials Co.	32,574	3,795
	Martin Marietta Materials, Inc.	15,612	1,957
	Florida Rock Industries, Inc.	17,009	1,146
	Eagle Materials, Inc.	16,682	773
	Texas Industries, Inc.	8,313	658
*	Headwaters Inc.	14,519	342
			8,671
Containers & Packaging (8.6%)
	Temple-Inland Inc.	36,866	2,205
	Sealed Air Corp.	27,798	1,791
	Ball Corp.	34,060	1,577
*	Pactiv Corp.	45,769	1,474

*	Crown Holdings, Inc.	56,054	1,280
*	Owens-Illinois, Inc.	52,828	1,255
	Sonoco Products Co.	32,604	1,207
	Bemis Co., Inc.	36,102	1,196
*	Smurfit-Stone Container Corp.	87,675	1,082
	AptarGroup Inc.	11,856	780
	Packaging Corp. of America	28,713	703
	Greif Inc. Class A	4,027	473
	Silgan Holdings, Inc.	8,375	412
	Rock-Tenn Co.	11,727	381
*	Graphic Packaging Corp.	34,488	166
	Myers Industries, Inc.	9,028	154
	Chesapeake Corp. of Virginia	6,456	100
*	Caraustar Industries, Inc.	9,953	78
			16,314
Metals & Mining (29.4%)
	Alcoa Inc.	298,670	9,979
	Phelps Dodge Corp.	70,307	8,782
	Newmont Mining Corp.
	(Holding Co.)	155,023	6,987
	Nucor Corp.	104,100	6,337
	Freeport-McMoRan Copper &
	Gold, Inc. Class B	67,854	3,896
	United States Steel Corp.	40,830	3,618
	Allegheny Technologies Inc.	29,537	3,026
	Steel Dynamics, Inc.	31,335	1,183
*	Titanium Metals Corp.	30,492	1,064
	Commercial Metals Co.	38,630	1,064
	Carpenter Technology Corp.	8,414	997
	Reliance Steel &
	Aluminum Co.	20,849	952
*	AK Steel Holding Corp.	37,954	878
	Cleveland-Cliffs Inc.	14,203	801
	Chaparral Steel Co.	15,978	796
*	RTI International Metals, Inc.	7,924	684
	Quanex Corp.	12,735	498
	Worthington Industries, Inc.	24,437	487
*	Coeur d’Alene Mines Corp.	95,639	432
	Compass Minerals
	International, Inc.	10,995	359
*	Century Aluminum Co.	7,806	355
	Metal Management, Inc.	8,550	342
*	Hecla Mining Co.	41,148	317
	Ryerson Tull, Inc.	9,034	311

* Brush Engineered
Materials Inc.	6,890	309
Schnitzer Steel Industries, Inc.
Class A	7,813	293
* Apex Silver Mines Ltd.	19,093	273
Royal Gold, Inc.	6,927	229
AMCOL International Corp.	7,649	217
Gibraltar Industries Inc.	8,648	201
* Stillwater Mining Co.	14,166	180
A.M. Castle & Co.	4,086	118
		55,965
Paper & Forest Products (8.7%)
Weyerhaeuser Co.	81,476	6,996
International Paper Co.	148,875	5,361
MeadWestvaco Corp.	62,364	1,899
Louisiana-Pacific Corp.	35,830	740
Bowater Inc.	19,205	464
Glatfelter	13,850	235
Wausau Paper Corp.	15,713	227
Neenah Paper Inc.	5,057	188
Deltic Timber Corp.	3,611	187
* Buckeye Technology, Inc.	11,615	148
Schweitzer-Mauduit
International, Inc.	5,011	120
		16,565
Total Investments (100.0%)
(Cost $165,971)		190,142
Other Assets and Liabilities (0.0%)
Other Assets—Note B		741
Liabilities		(678)
		63
Net Assets (100%)		190,205

Materials Index Fund

At February 28, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	165,867
Undistributed Net Investment Income	592
Accumulated Net Realized Losses	(425)
Unrealized Appreciation	24,171
Net Assets	190,205

Admiral Shares—Net Assets
Applicable to 582,178 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	22,564
Net Asset Value Per Share—
Admiral Shares	$38.76

ETF Shares—Net Assets
Applicable to 2,200,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	167,641
Net Asset Value Per Share—
ETF Shares	$76.20

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

63

Materials Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	1,789
Interest[1]	5
Total Income	1,794
Expenses
The Vanguard Group—Note B
Investment Advisory Services	10
Management and Administrative
Admiral Shares	20
ETF Shares	112
Marketing and Distribution
Admiral Shares	2
ETF Shares	15
Custodian Fees	7
Shareholders’ Reports
Admiral Shares	—
ETF Shares	6
Total Expenses	172
Net Investment Income	1,622
Realized Net Gain (Loss) on
Investment Securities Sold	2,697
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	22,835
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,154

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,622	1,761
Realized Net Gain (Loss)	2,697	362
Change in Unrealized Appreciation (Depreciation)	22,835	5,554
Net Increase (Decrease) in Net Assets Resulting from Operations	27,154	7,677
Distributions
Net Investment Income
Admiral Shares	(270)	(135)
ETF Shares	(2,045)	(871)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,315)	(1,006)
Capital Share Transactions—Note F
Admiral Shares	7,372	4,402
ETF Shares	50,354	39,604
Net Increase (Decrease) from Capital Share Transactions	57,726	44,006
Total Increase (Decrease)	82,565	50,677
Net Assets
Beginning of Period	107,640	56,963
End of Period[2]	190,205	107,640

1  Interest income from an affiliated company of the fund was $5,000.

2  Net Assets—End of Period includes undistributed net investment income of $592,000 and $1,285,000.

64

Materials Index Fund

Financial Highlights

Admiral Shares

	Six months
	Ended		Year Ended	Feb. 11[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$32.37	$28.34	$26.53	$26.14
Investment Operations
Net Investment Income	.41[2]	.672[2]	.48	.24
Net Realized and Unrealized Gain (Loss) on Investments	6.55	3.853	1.83	.15
Total from Investment Operations	6.96	4.525	2.31	.39
Distributions
Dividends from Net Investment Income	(.57)	(.495)	(.50)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.57)	(.495)	(.50)	—
Net Asset Value, End of Period	$38.76	$32.37	$28.34	$26.53

Total Return[3]	21.62%	16.08%	8.61%	1.49%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$23	$12	$7	$1
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.31%*	2.13%	1.81%	1.93%*
Portfolio Turnover Rate[4]	7%*	13%	12%	8%

ETF Shares

	Six Months
	Ended		Year Ended	Jan. 26[1] to
	Feb. 28,		August 31,	Aug.31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$63.65	$55.70	$52.13	$49.48
Investment Operations
Net Investment Income	.805[2]	1.336[2]	.915	.58
Net Realized and Unrealized Gain (Loss) on Investments	12.881	7.582	3.630	2.07
Total from Investment Operations	13.686	8.918	4.545	2.65
Distributions
Dividends from Net Investment Income	(1.136)	(.968)	(.975)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(1.136)	(.968)	(.975)	—
Net Asset Value, End of Period	$76.20	$63.65	$55.70	$52.13

Total Return	21.64%	16.11%	8.62%	5.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$168	$95	$50	$21
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.35%*	2.16%	1.83%	1.93%*
Portfolio Turnover Rate[4]	7%*	13%	12%	8%

1  Inception.

2  Calculated based on average shares outstanding.

3  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

4  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

65

Materials Index Fund

Notes to Financial Statements

Vanguard Materials Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $16,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $2,440,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $656,000 to offset future net capital gains of $6,000 through August 31, 2014, and $650,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $165,971,000. Net unrealized appreciation of investment securities for tax purposes was $24,171,000, consisting of unrealized gains of $25,792,000 on securities that had risen in value since their purchase and $1,621,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $69,924,000 of investment securities and sold $13,021,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	8,635	244	6,115	188
Issued in Lieu of Cash Distributions	251	7	125	4
Redeemed[1]	(1,514)	(45)	(1,838)	(58)
Net Increase (Decrease)—Admiral Shares	7,372	206	4,402	134
ETF Shares
Issued	57,974	800	51,474	800
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(7,620)	(100)	(11,870)	(200)
Net Increase (Decrease)—ETF Shares	50,354	700	39,604	600

1  Net of redemption fees of $6,000 and $5,000.

66

Telecommunication Services Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	45	45	2,452
Median Market Cap	$16.7B	$109.2B	$31.3B
Price/Earnings Ratio	25.6x	21.9x	17.0x
Price/Book Ratio	2.6x	2.2x	2.8x
Yield		2.9%	1.7%
Admiral Shares	2.1%
ETF Shares	2.1%
Return on Equity	7.8%	10.9%	17.8%
Earnings Growth Rate	5.5%	1.3%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	19%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Alternative Carriers	8%
Integrated Telecommunication Services	61
Wireless Telecommunication Services	31

Ten Largest Holdings[4] (% of total net assets)

AT&T Inc.	20.1%
Verizon Communications Inc.	17.9
Sprint Nextel Corp.	7.2
Alltel Corp.	4.5
American Tower Corp. Class A	3.9
Qwest Communications International Inc.	3.5
NII Holdings Inc.	2.6
Embarq Corp.	2.3
Level 3 Communications, Inc.	2.1
Windstream Corp.	2.1
Top Ten	66.2%

1  MSCI US IMI/Telecommunication Services.

2  CI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

67

Telecommunication Services Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 23, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	9/23/2004
Market Price		36.79%	21.57%
Net Asset Value		36.65	21.54
Admiral Shares[2]	3/11/2005	36.65	23.09

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 71 for dividend and capital gains information.

68

Telecommunication Services Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.1%)
Diversified Telecommunication Services (68.6%)
	Alternative Carriers (7.6%)
*	Level 3
	Communications, Inc.	833,662	5,477
*	Time Warner Telecom Inc.	145,642	3,206
*	Cogent Communications
	Group, Inc.	100,596	2,269
*	Premiere Global
	Services, Inc.	216,498	2,256
*	Vonage Holdings Corp.	420,105	2,185
*	Global Crossing Ltd.	75,652	2,151
*	Covad Communications
	Group, Inc.	1,754,469	2,105

	Integrated Telecommunication
	Services (61.0%)
	AT&T Inc.	1,408,873	51,846
	Verizon
	Communications Inc.	1,231,000	46,076
*	Qwest Communications
	International Inc.	1,026,285	9,113
	Embarq Corp.	108,102	5,983
	Windstream Corp.	363,656	5,473
	Citizens Communications Co.	290,889	4,384
	CenturyTel, Inc.	96,867	4,335
*	NeuStar, Inc. Class A	95,146	3,045

*	Cincinnati Bell Inc.	543,549	2,484
	Commonwealth Telephone
	Enterprises, Inc.	56,765	2,425
*	General Communication, Inc.	157,308	2,333
	FairPoint
	Communications, Inc.	119,999	2,292
*	Cbeyond Inc.	73,052	2,270
	Alaska Communications
	Systems Holdings, Inc.	154,258	2,257
	Iowa Telecommunications
	Services Inc.	107,798	2,159
	Consolidated
	Communications
	Holdings, Inc.	104,944	2,139
*	NTELOS Holdings Corp.	112,014	2,091
	North Pittsburgh
	Systems, Inc.	92,521	2,004
	Surewest Communications	83,183	1,986
*	IDT Corp. Class B	132,141	1,726
*	IDT Corp.	43,084	588
			176,658
Wireless Telecommunication
Services (31.5%)
	Sprint Nextel Corp.	965,578	18,616
	Alltel Corp.	189,686	11,493
*	American Tower Corp.
	Class A	258,106	9,999
*	NII Holdings Inc.	96,014	6,802
*	Crown Castle
	International Corp.	166,811	5,465
*	Leap Wireless
	International, Inc.	55,684	3,763
*	SBA Communications Corp.	113,347	3,057
*	U.S. Cellular Corp.	35,735	2,564
*	Dobson
	Communications Corp.	285,108	2,532
	Telephone &
	Data Systems, Inc.	43,628	2,430
*	iPCS, Inc.	44,953	2,304
	Telephone &
	Data Systems, Inc.—
	Special Common Shares	44,113	2,260
	USA Mobility, Inc.	113,946	2,208
*	InPhonic, Inc.	173,524	2,157

* Centennial
Communications Corp.
Class A	247,734	1,952
* Fibertower Corp.	348,372	1,857
* Syniverse Holdings Inc.	147,957	1,672
		81,131
Total Common Stocks
(Cost $246,016)		257,789
Temporary Cash Investment (0.2%)
[1] Vanguard Market Liquidity
Fund, 5.282%
(Cost $495)	494,618	495
Total Investments (100.3%)
(Cost $246,511)		258,284
Other Assets and Liabilities (–0.3%)
Other Assets—Note B		2,323
Liabilities		(3,069)
		(746)
Net Assets (100%)		257,538

At February 28, 2007, net assets consisted of:[2]
Amount
($000)
Paid-in Capital	245,673
Undistributed Net Investment Income	839
Accumulated Net Realized Losses	(747)
Unrealized Appreciation	11,773
Net Assets	257,538

Admiral Shares—Net Assets
Applicable to 980,721 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	37,819
Net Asset Value Per Share—
Admiral Shares	$38.56

ETF Shares—Net Assets
Applicable to 2,900,000 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	219,719
Net Asset Value Per Share—
ETF Shares	$75.77

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

69

Telecommunication Services Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	1,800
Interest[1]	14
Total Income	1,814
Expenses
The Vanguard Group—Note B
Investment Advisory Services	11
Management and Administrative
Admiral Shares	22
ETF Shares	140
Marketing and Distribution
Admiral Shares	2
ETF Shares	14
Shareholders’ Reports
Admiral Shares	—
ETF Shares	4
Total Expenses	193
Net Investment Income	1,621
Realized Net Gain (Loss) on
Investment Securities Sold	8,697
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	10,568
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,886

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	1,621	1,528
Realized Net Gain (Loss)	8,697	6,462
Change in Unrealized Appreciation (Depreciation)	10,568	739
Net Increase (Decrease) in Net Assets Resulting from Operations	20,886	8,729
Distributions
Net Investment Income
Admiral Shares	(271)	(28)
ETF Shares	(1,761)	(623)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(2,032)	(651)
Capital Share Transactions—Note F
Admiral Shares	30,237	4,372
ETF Shares	130,921	47,662
Net Increase (Decrease) from Capital Share Transactions	161,158	52,034
Total Increase (Decrease)	180,012	60,112
Net Assets
Beginning of Period	77,526	17,414
End of Period[2]	257,538	77,526

1  Interest income from an affiliated company of the fund was $14,000.

2  Net Assets—End of Period includes undistributed net investment income of $839,000 and $1,250,000.

70

Telecommunication Services Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year
	Ended	Ended	Mar. 11[1] to
	Feb. 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$33.29	$28.18	$26.75
Investment Operations
Net Investment Income	.370[2]	.861[2,3]	.34[2]
Net Realized and Unrealized Gain (Loss) on Investments	5.376	5.041	1.09
Total from Investment Operations	5.746	5.902	1.43
Distributions
Dividends from Net Investment Income	(.476)	(.792)	—
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.476)	(.792)	—
Net Asset Value, End of Period	$38.56	$33.29	$28.18

Total Return[4]	17.31%	21.47%	5.35%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$38	$6	$1
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.05%*	3.28%[3]	2.70%*
Portfolio Turnover Rate[5]	19%*	32%	41%

ETF Shares
	Six Months	Year	Sept. 23,
	Ended	Ended	2004[1] to
	Feb. 28,	Aug. 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$65.40	$55.35	$49.50
Investment Operations
Net Investment Income	.745[2]	2.040[2,6]	1.30[2]
Net Realized and Unrealized Gain (Loss) on Investments	10.552	9.567	4.96
Total from Investment Operations	11.297	11.607	6.26
Distributions
Dividends from Net Investment Income	(.927)	(1.557)	(.41)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(.927)	(1.557)	(.41)
Net Asset Value, End of Period	$75.77	$65.40	$55.35

Total Return	17.33%	21.49%	12.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$220	$72	$17
Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%*
Ratio of Net Investment Income to Average Net Assets	2.09%*	3.31%[6]	2.72%*
Portfolio Turnover Rate[5]	19%*	32%	41%

1  Inception.

2  Calculated based on average shares outstanding.

3  Net investment income per share and the ratio of net investment income to average net assets include $0.112 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Net investment income per share and the ratio of net investment income to average net assets include $0.219 and 0.38%, respectively, resulting from a special dividend from MCI in December 2005.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

71

Telecommunication Services Index Fund

Notes to Financial Statements

Vanguard Telecommunication Services Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $20,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $8,588,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $856,000 to offset future net capital gains of $29,000 through August 31, 2014, and $827,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $246,511,000. Net unrealized appreciation of investment securities for tax purposes was $11,773,000, consisting of unrealized gains of $15,024,000 on securities that had risen in value since their purchase and $3,251,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $214,154,000 of investment securities and sold $52,489,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	31,166	838	4,536	144
Issued in Lieu of Cash Distributions	257	7	28	1
Redeemed[1]	(1,186)	(32)	(192)	(6)
Net Increase (Decrease)—Admiral Shares	30,237	813	4,372	139
ETF Shares
Issued	168,200	2,300	139,818	2,300
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(37,279)	(500)	(92,156)	(1,500)
Net Increase (Decrease)—ETF Shares	130,921	1,800	47,662	800

1  Net of redemption fees of $4,000 and $2,000.

72

Utilities Index Fund

Fund Profile

As of February 28, 2007

Portfolio Characteristics
		Target	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	89	89	2,452
Median Market Cap	$15.3B	$15.3B	$31.3B
Price/Earnings Ratio	17.7x	17.7x	17.0x
Price/Book Ratio	2.2x	2.2x	2.8x
Yield		3.0%	1.7%
Admiral Shares	2.7%
ETF Shares	2.7%
Return on Equity	12.3%	12.3%	17.8%
Earnings Growth Rate	9.6%	9.6%	18.3%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	11%[3]	—	—
Expense Ratio		—	—
Admiral Shares	0.28%[3]
ETF Shares	0.24%[3]
Short-Term Reserves	0%	—	—

Industry Diversification (% of portfolio)

Electric Utilities	45%
Gas Utilities	8
Independent Power Producers & Energy Traders	13
Multi-Utilities	33
Water Utilities	1

Ten Largest Holdings[4] (% of total net assets)

Exelon Corp.	7.4%
Dominion Resources, Inc.	5.1
TXU Corp.	4.8
Southern Co.	4.5
Duke Energy Corp.	4.1
FPL Group, Inc.	3.8
Entergy Corp.	3.4
FirstEnergy Corp.	3.3
Public Service Enterprise Group, Inc.	3.2
American Electric Power Co., Inc.	3.0
Top Ten	42.6%

1  MSCI US IMI/Utilities.

2  MSCI US IMI/2500.

3  Annualized.

4  “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

73

Utilities Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): January 26, 2004–February 28, 2007

Average Annual Total Returns: Periods Ended December 31, 2006

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

			Since
	Inception Date	One Year	Inception
ETF Shares	1/26/2004
Market Price		21.67%	19.55%
Net Asset Value		21.58	19.53
Admiral Shares[2]	4/28/2004	21.54	21.38

1  Six months ended February 28, 2007.

2  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights tables on page 77 for dividend and capital gains information.

74

Utilities Index Fund

Financial Statements (unaudited)

Statement of Net Assets

As of February 28, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (100.0%)
Electric Utilities (45.7%)
	Exelon Corp.	300,901	19,838
	Southern Co.	333,097	11,925
	Duke Energy Corp.	562,954	11,085
	FPL Group, Inc.	172,442	10,186
	Entergy Corp.	92,772	9,157
	FirstEnergy Corp.	143,156	8,957
	American Electric
	Power Co., Inc.	177,405	7,958
	Edison International	138,813	6,513
	PPL Corp.	171,124	6,506
	Progress Energy, Inc.	108,304	5,292
*	Allegheny Energy, Inc.	74,120	3,501
*	Reliant Energy, Inc.	138,225	2,337
	Pepco Holdings, Inc.	85,735	2,282
	Pinnacle West Capital Corp.	44,739	2,122
	Northeast Utilities	69,083	2,008
*	Sierra Pacific Resources	99,097	1,720
	DPL Inc.	50,633	1,528
	Great Plains Energy, Inc.	36,022	1,120
	Westar Energy, Inc.	39,177	1,053
	Hawaiian Electric
	Industries Inc.	36,493	955
	ITC Holdings Corp.	18,028	792
	Duquesne Light
	Holdings, Inc.	35,375	711

	Cleco Corp.	25,792	676
	IDACORP, Inc.	19,262	671
	UniSource Energy Corp.	15,807	599
	ALLETE, Inc.	11,587	543
*	El Paso Electric Co.	20,916	492
	Otter Tail Corp.	12,579	412
	UIL Holdings Corp.	10,526	383
	Portland General Electric Co.	12,623	357
	Empire District Electric Co.	13,551	325
	MGE Energy, Inc.	9,279	310
			122,314
Gas Utilities (7.7%)
	Questar Corp.	38,511	3,240
	Equitable Resources, Inc.	51,439	2,195
	ONEOK, Inc.	47,678	1,986
	Energen Corp.	30,813	1,494
	National Fuel Gas Co.	35,540	1,484
	AGL Resources Inc.	34,846	1,419
	Southern Union Co.	45,566	1,335
	UGI Corp. Holding Co.	47,285	1,235
	Atmos Energy Corp.	39,133	1,233
	Nicor Inc.	20,057	933
	Piedmont Natural Gas, Inc.	33,792	849
	Southwest Gas Corp.	18,580	690
	WGL Holdings Inc.	21,829	688
	New Jersey Resources Corp.	12,568	621
	Northwest Natural Gas Co.	12,330	546
	South Jersey Industries, Inc.	13,139	455
	The Laclede Group, Inc.	9,085	283
			20,686
Independent Power Producers &
Energy Traders (13.2%)
	TXU Corp.	195,658	12,943
	Constellation Energy
	Group, Inc.	80,730	6,351
*	AES Corp.	297,874	6,351
*	Mirant Corp.	114,807	4,278
*	NRG Energy, Inc.	53,874	3,569
*	Dynegy, Inc.	179,955	1,477
	Ormat Technologies Inc.	6,842	266
			35,235
Multi-Utilities (32.6%)
	Dominion Resources, Inc.	158,632	13,568
	Public Service Enterprise

Group, Inc.	113,107	8,472
PG&E Corp.	159,121	7,386
Sempra Energy	105,822	6,355
Consolidated Edison Inc.	115,168	5,595
Ameren Corp.	92,506	4,832
Xcel Energy, Inc.	182,482	4,312
DTE Energy Co.	79,816	3,695
KeySpan Corp.	78,614	3,226
NiSource, Inc.	122,443	2,913
Wisconsin Energy Corp.	52,466	2,516
CenterPoint Energy Inc.	133,166	2,376
Alliant Energy Corp.	52,016	2,175
SCANA Corp.	49,588	2,069
MDU Resources Group, Inc.	72,943	1,928
Integrys Energy Group, Inc.	33,453	1,865
CMS Energy Corp.	99,769	1,741
NSTAR	47,907	1,639
Energy East Corp.	66,252	1,637
OGE Energy Corp.	40,880	1,578
TECO Energy, Inc.	93,834	1,574
Puget Energy, Inc.	52,213	1,288
PNM Resources Inc.	34,041	1,040
Vectren Corp.	34,184	957
* Aquila, Inc.	168,001	696
NorthWestern Corp.	15,887	573
Avista Corp.	23,242	544
Black Hills Corp.	14,886	537
CH Energy Group, Inc.	7,057	334
		87,421
Water Utilities (0.8%)
Aqua America, Inc.	59,250	1,350
California Water Service Group	8,808	337
American States Water Co.	7,648	290
SJW Corp.	6,110	210
		2,187
Total Investments (100.0%)
(Cost $238,346)		267,843
Other Assets and Liabilities (0.0%)
Other Assets—Note B		2,174
Liabilities		(2,068)
		106
Net Assets (100%)		267,949

At February 28, 2007, net assets consisted of:[1]
Amount
($000)
Paid-in Capital	237,788
Undistributed Net Investment Income	1,238
Accumulated Net Realized Losses	(574)
Unrealized Appreciation	29,497
Net Assets	267,949

Admiral Shares—Net Assets
Applicable to 1,830,489 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	73,782
Net Asset Value Per Share—
Admiral Shares	$40.31

ETF Shares—Net Assets
Applicable to 2,417,530 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	194,167
Net Asset Value Per Share—
ETF Shares	$80.32

•  See Note A in Notes to Financial Statements.

*  Non-income-producing security.

1  See Note C in Notes to Financial Statements for the tax-basis components of net assets.

75

Utilities Index Fund

Statement of Operations

Six Months Ended
Feb. 28, 2007
($000)
Investment Income
Income
Dividends	3,454
Interest[1]	8
Total Income	3,462
Expenses
The Vanguard Group—Note B
Investment Advisory Services	16
Management and Administrative
Admiral Shares	74
ETF Shares	151
Marketing and Distribution
Admiral Shares	6
ETF Shares	21
Custodian Fees	3
Shareholders’ Reports
Admiral Shares	1
ETF Shares	7
Total Expenses	279
Net Investment Income	3,183
Realized Net Gain (Loss) on
Investment Securities Sold	14,065
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	8,995
Net Increase (Decrease) in Net Assets
Resulting from Operations	26,243

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Feb. 28,	Aug. 31,
	2007	2006
	($000)	($000)
Increase (Decrease) In Net Assets
Operations
Net Investment Income	3,183	5,138
Realized Net Gain (Loss)	14,065	1,881
Change in Unrealized Appreciation (Depreciation)	8,995	8,794
Net Increase (Decrease) in Net Assets Resulting from Operations	26,243	15,813
Distributions
Net Investment Income
Admiral Shares	(898)	(1,331)
ETF Shares	(2,236)	(3,232)
Realized Capital Gain
Admiral Shares	—	—
ETF Shares	—	—
Total Distributions	(3,134)	(4,563)
Capital Share Transactions—Note F
Admiral Shares	15,122	19,104
ETF Shares	(5,142)	79,989
Net Increase (Decrease) from Capital Share Transactions	9,980	99,093
Total Increase (Decrease)	33,089	110,343
Net Assets
Beginning of Period	234,860	124,517
End of Period[2]	267,949	234,860

1  Interest income from an affiliated company of the fund was $8,000.

2  Net Assets—End of Period includes undistributed net investment income of $1,238,000 and $1,189,000.

76

Utilities Index Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended		Year Ended	Apr. 28[1] to
	Feb. 28,		August 31,	Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$36.47	$34.03	$26.70	$25.03
Investment Operations
Net Investment Income	.553	1.080[2]	.972[2]	.36
Net Realized and Unrealized Gain (Loss) on Investments[3]	3.836	2.378	7.623	1.31
Total from Investment Operations	4.389	3.458	8.595	1.67
Distributions
Dividends from Net Investment Income	(.549)	(1.018)	(1.265)	—
Distributions from Realized Capital Gains	—	—	—	—
Total Distributions	(.549)	(1.018)	(1.265)	—
Net Asset Value, End of Period	$40.31	$36.47	$34.03	$26.70

Total Return[4]	12.18%	10.48%	32.87%	6.67%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$74	$52	$30	$1
Ratio of Total Expenses to Average Net Assets	0.28%*	0.28%	0.28%	0.28%*
Ratio of Net Investment Income to Average Net Assets	2.87%*	3.26%	3.34%	3.82%*
Portfolio Turnover Rate[5]	11%*	9%	7%	7%

ETF Shares
	Six Months Ended Feb. 28,	Year Ended August 31,		Jan. 26[1] to Aug. 31,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004

Net Asset Value, Beginning of Period	$72.68	$67.80	$53.14	$49.64

Investment Operations

Net Investment Income	1.109	2.214[2]	2.036[2]	1.11

Net Realized and Unrealized Gain (Loss) on Investments[6]	7.638	4.704	15.115	2.39

Total from Investment Operations	8.747	6.918	17.151	3.50

Distributions

Dividends from Net Investment Income	(1.107)	(2.038)	(2.491)	—

Distributions from Realized Capital Gains	—	—	—	—

Total Distributions	(1.107)	(2.038)	(2.491)	—

Net Asset Value, End of Period	$80.32	$72.68	$67.80	$53.14

Total Return	12.18%	10.52%	32.93%	7.05%

Ratios/Supplemental Data

Net Assets, End of Period (Millions)	$194	$183	$95	$43

Ratio of Total Expenses to Average Net Assets	0.24%*	0.25%	0.26%	0.28%*

Ratio of Net Investment Income to Average Net Assets	2.91%*	3.29%	3.36%	3.82%*

Portfolio Turnover Rate[5]	11%*	9%	7%	7%

1  Inception.

2  Calculated based on average shares outstanding.

3  Includes increases from redemption fees of $.00, $.04, $.00, and $.00.

4  Total returns do not reflect the 2% fee assessed on redemptions of shares held for less than one year.

5  Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

6  Includes increases from redemption fees of $.00, $.06, $.01, and $.00.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

77

Utilities Index Fund

Notes to Financial Statements

Vanguard Utilities Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard World Funds. The fund offers two classes of shares, Admiral Shares and ETF Shares. Admiral Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on the American Stock Exchange; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of Admiral Shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At February 28, 2007, the fund had contributed capital of $22,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended February 28, 2007, the fund realized $13,357,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at August 31, 2006, the fund had available realized losses of $1,243,000 to offset future net capital gains of $62,000 through August 31, 2013, $62,000 through August 31, 2014, and $1,119,000 through August 31, 2015. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending August 31, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At February 28, 2007, the cost of investment securities for tax purposes was $238,346,000. Net unrealized appreciation of investment securities for tax purposes was $29,497,000, consisting of unrealized gains of $29,950,000 on securities that had risen in value since their purchase and $453,000 in unrealized losses on securities that had fallen in value since their purchase.

D. During the six months ended February 28, 2007, the fund purchased $88,410,000 of investment securities and sold $78,269,000 of investment securities, other than temporary cash investments.

E. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning September 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

F. Capital share transactions for each class of shares were (see table below):

	Six Months Ended		Year Ended
	February 28, 2007		August 31, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Admiral Shares
Issued	20,887	560	31,057	924
Issued in Lieu of Cash Distributions	815	22	1,186	36
Redeemed[1]	(6,580)	(177)	(13,139)	(404)
Net Increase (Decrease)—Admiral Shares	15,122	405	19,104	556
ETF Shares
Issued	60,504	802	93,087	1,316
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(65,646)	(900)	(13,098)	(200)
Net Increase (Decrease)—ETF Shares	(5,142)	(98)	79,989	1,116

1  Net of redemption fees of $10,000 and $200,000.

78

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples on this page are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The adjacent table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include the 2% fee assessed on redemptions of Admiral Shares held for less than one year. If the fee were applied to your account, your costs would be higher. The funds do not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Based on actual fund return
Six months ended February 28, 2007
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2006	2/28/2007	Period[1]
Consumer Discretionary	Admiral	$1,000.00	$1,179.93	$1.51
	ETF	1,000.00	1,180.07	1.30
Consumer Staples	Admiral	$1,000.00	$1,054.21	$1.43
	ETF	1,000.00	1,054.42	1.22
Energy	Admiral	$1,000.00	$1,035.59	$1.41
	ETF	1,000.00	1,035.92	1.21
Financials	Admiral	$1,000.00	$1,090.48	$1.45
	ETF	1,000.00	1,090.64	1.24
Health Care	Admiral	$1,000.00	$1,039.70	$1.42
	ETF	1,000.00	1,040.05	1.21
Industrials	Admiral	$1,000.00	$1,120.93	$1.47
	ETF	1,000.00	1,120.86	1.26
Information Technology	Admiral	$1,000.00	$1,095.84	$1.46
	ETF	1,000.00	1,096.39	1.25
Materials	Admiral	$1,000.00	$1,216.16	$1.54
	ETF	1,000.00	1,216.38	1.32
Telecommunication Services	Admiral	$1,000.00	$1,173.13	$1.51
	ETF	1,000.00	1,173.35	1.29
Utilities	Admiral	$1,000.00	$1,121.80	$1.47
	ETF	1,000.00	1,121.79	1.26

Based on hypothetical 5% yearly return
Six months ended February 28, 2007
		Beginning	Ending	Expenses
		Account Value	Account Value	Paid During
Index Fund	Share Class	8/31/2006	2/28/2007	Period[1]
Consumer Discretionary	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Consumer Staples	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Energy	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Financials	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Health Care	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Industrials	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Information Technology	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Materials	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Telecommunication Services	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20
Utilities	Admiral	$1,000.00	$1,023.41	$1.40
	ETF	1,000.00	1,023.60	1.20

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for the Consumer Discretionary Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Consumer Staples Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Energy Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Financials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Health Care Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Industrials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Information Technology Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Materials Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Telecommunication Services Index Fund Admiral Shares and 0.24% for the ETF Shares; 0.28% for the Utilities Index Fund Admiral Shares and 0.24% for the ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

79

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

80

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table below shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years:
Trustee since 1987;	Chairman of the Board, Chief Executive Officer,
Chairman of the Board and	and Director/Trustee of The Vanguard Group, Inc.,
Chief Executive Officer	and of each of the investment companies served
147 Vanguard Funds Overseen	by The Vanguard Group.

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years:
Trustee since January 2001	Applecore Partners (pro bono ventures in education);
147 Vanguard Funds Overseen	Senior Advisor to Greenwich Associates (international
business strategy consulting); Successor Trustee
of Yale University; Overseer of the Stern School of
Business at New York University; Trustee of the
Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years:
Trustee since December 2001[2]	Chairman and Chief Executive Officer of Rohm
147 Vanguard Funds Overseen	and Haas Co. (chemicals); Board Member of the
American Chemistry Council; Director of Tyco
International, Ltd. (diversified manufacturing and
services) since 2005; Trustee of Drexel University
and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years:
Trustee since June 2006	President of the University of Pennsylvania since
147 Vanguard Funds Overseen	2004; Professor in the School of Arts and Sciences,
Annenberg School for Communication, and
Graduate School of Education of the University
of Pennsylvania since 2004; Provost (2001–2004)
and Laurance S. Rockefeller Professor of Politics
and the University Center for Human Values
(1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005
and of Schuylkill River Development Corporation
and Greater Philadelphia Chamber of Commerce
since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years:
Trustee since July 1998	Corporate Vice President and Chief Global Diversity
147 Vanguard Funds Overseen	Officer since 2006, Vice President and Chief
Information Officer (1997–2005), and Member of
the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of
the University Medical Center at Princeton and
Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years:
Trustee since December 2004	George Gund Professor of Finance and Banking,
147 Vanguard Funds Overseen	Harvard Business School; Senior Associate Dean,
Director of Faculty Recruiting, and Chair of Finance
Faculty, Harvard Business School; Director and
Chairman of UNX, Inc. (equities trading firm) since
2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm)
since 2005; Director of registered investment
companies advised by Merrill Lynch Investment
Managers and affiliates (1985–2004), Genbel
Securities Limited (South African financial services
firm) (1999–2003), Gensec Bank (1999–2003),
Sanlam, Ltd. (South African insurance company)
(2001–2003), and Stockback, Inc. (credit card firm)
(2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years:
Trustee since January 1993	Chairman, President, Chief Executive Officer,
147 Vanguard Funds Overseen	and Director of NACCO Industries, Inc. (forklift
trucks/housewares/lignite); Director of Goodrich
Corporation (industrial products/aircraft systems
and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years:
Trustee since April 1985	Retired Chairman and Chief Executive Officer
147 Vanguard Funds Overseen	of Rohm and Haas Co. (chemicals); Director
of Cummins Inc. (diesel engines) and
AmerisourceBergen Corp. (pharmaceutical
distribution); Trustee of Vanderbilt University
and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years:
Secretary since July 2005	Managing Director of The Vanguard Group, Inc.,
147 Vanguard Funds Overseen	since 2006; General Counsel of The Vanguard
Group since 2005; Secretary of The Vanguard

Group, and of each of the investment companies
served by The Vanguard Group, since 2005;
Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years:
Treasurer since July 1998	Principal of The Vanguard Group, Inc.; Treasurer
147 Vanguard Funds Overseen	of each of the investment companies served by
The Vanguard Group.

Vanguard Senior Management Team
R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Vanguard ETF, and
the ship logo are trademarks of The Vanguard Group, Inc. All other
Direct Investor Account Services > 800-662-2739	marks are the exclusive property of their respective owners.

Institutional Investor Services > 800-523-1036
The funds or securities referred to herein are not sponsored,
Text Telephone for the	endorsed, or promoted by MSCI, and MSCI bears no liability
Hearing-Impaired > 800-952-3335	with respect to any such funds or securities. For any such funds or securities, the prospectus or the Statement of Additional
Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any
This material may be used in conjunction with	related funds.
the offering of shares of any Vanguard fund
only if preceded or accompanied by the fund’s
current prospectus.	All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting guidelines by visiting our website, www.vanguard.com, and searching for
“proxy voting guidelines,” or by calling Vanguard at 800-662-2739.
They are also available from the SEC’s website, www.sec.gov. In addition, you may obtain a free report on how your fund voted the proxies for securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at the SEC’s
Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Information about your fund is also available on the SEC’s website, and you can receive copies of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov or via regular mail addressed to the Public Reference Section,
Securities and Exchange Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q4832 042007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	April 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	April 20, 2007

VANGUARD WORLD FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	April 20, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.